                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-22321

                              MAINSTAY FUNDS TRUST
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E.H. Morrison, Esq.
                              169 Lackawanna Avenue
                              Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2009

                                   FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY EPOCH U.S. EQUITY FUND

                 MAINSTAY EPOCH GLOBAL CHOICE FUND

                 MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND

                 MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND



                 Message from the President

                 and

                 Annual Report

                 December 31, 2009

MESSAGE FROM THE PRESIDENT

On the basis of total returns, 2009 was a good year for equity investors. Domestic and international stocks showed strong advances, with growth stocks outperforming value stocks. Although mid- and small-capitalization stocks generally outperformed large-cap issues, returns at all capitalization levels were above historical norms.

From a sector perspective, information technology was the front-runner, with materials taking a close second. Even the weakest domestic equity sectors--telecommunication services and utilities--provided positive returns for the year.

Most fixed-income sectors also showed positive overall results. High-yield corporate bonds were strong, followed by leveraged loans. Within the bond market, an increased appetite for risk helped lower-quality securities move ahead of longer-dated Treasury issues and the highest-rated corporate bonds.

For most investors, however, these positive results were only part of a much larger investment picture. The historic events of 2008--including high-profile bankruptcies and government bailouts--had a systemic impact in 2009.

To stimulate market liquidity, the Federal Open Market Committee maintained the federal funds target rate in a historically low range between 0% and 0.25% throughout 2009. In addition, the Federal Reserve expanded its efforts to ease the money supply during 2009 by extending several of its lending and liquidity facilities and by making direct purchases of longer-term Treasury securities.

The positive effects of these efforts became evident in early March, when the market reversed course. Equity investors moved away from defensive positions into cyclical issues that might benefit from an economic turnaround. The ensuing stock-market recovery lasted through the end of the year, with lower-quality stocks tending to advance faster than higher-quality issues.

Despite shifting market forces in 2009, the portfolio managers of MainStay Funds relied on time-tested investment principles to guide their Funds. Rather than focusing on market psychology, they pursued their investment objectives with a disciplined approach based on the investment strategies and investment processes outlined in the Prospectus. Portfolio managers of our long-term Funds focused less on short-term volatility than on the results the Funds could achieve over full market cycles. And all of our portfolio managers applied their experience, insight and Fund-specific strategies, seeking to help our shareholders pursue well-defined long- or short-range objectives.

While positive short-term results are always encouraging, past performance is no guarantee of future results. We believe that investors may benefit from appropriate diversification, gradual portfolio adjustments and ongoing risk-reward assessments to keep their investments in line with their long-term financial goals.

At MainStay Funds, we are proud to be part of your investment program, and we hope that we can continue to serve you for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President



                          Not part of the Annual Report

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY EPOCH U.S. EQUITY FUND

                 MAINSTAY EPOCH GLOBAL CHOICE FUND

                 MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND

                 MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND




                 Annual Report

                 December 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

MAINSTAY EPOCH U.S. EQUITY FUND             5
---------------------------------------------

MAINSTAY EPOCH GLOBAL CHOICE FUND          17
---------------------------------------------

MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND    30
---------------------------------------------

MAINSTAY EPOCH INTERNATIONAL SMALL CAP
FUND                                       45
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              61
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            75
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENTS AND SUBADVISORY
AGREEMENTS                                 76
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             79
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        79
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       79
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 80

MAINSTAY EPOCH U.S. EQUITY FUND
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR     (12/3/08)
----------------------------------------------
With sales charges         19.14%      26.99%
Excluding sales charges    26.07       33.84




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                 RUSSEL
                            INVESTOR CLASS    RUSSELL 1000    3000 INDEX
                                                  INDEX
                            --------------    ------------    ----------
12/03/08                          9450            10000          10000
                                 10259            10464          10506
12/31/09                         12934            13440          13484





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                             SINCE
AVERAGE ANNUAL             INCEPTION
TOTAL RETURNS               (2/3/09)
------------------------------------
With sales charges           26.24%
Excluding sales charges      33.59




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                          RUSSEL
                                       RUSSELL 1000    3000 INDEX
                            CLASS A        INDEX
                            -------    ------------    ----------
02/03/09                     23625         25000          25000
12/31/09                     31560         34962          35024





CLASS C SHARES(2)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR     (12/3/08)
----------------------------------------------
With sales charges         24.31%      33.02%
Excluding sales charges    25.31       33.02%




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                          RUSSEL
                                       RUSSELL 1000    3000 INDEX
                            CLASS C        INDEX
                            -------    ------------    ----------
12/03/08                     10000         10000          10000
                             10850         10464          10506
12/31/09                     13597         13440          13484




1. Performance tables and graphs do not reflect the deduction of the taxes that a shareholder would pay on distribution or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class and Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge and are subject to a contingent deferred sales charge ("CDSC") of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. New York Life Investments may recoup the amount of any expense reimbursements from the Fund pursuant to the


THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR     (12/3/08)
----------------------------------------------
                           26.53%      34.32%




(PERFORMANCE GRAPH)

                                                          RUSSEL
                                       RUSSELL 1000    3000 INDEX
                            CLASS I        INDEX
                            -------    ------------    ----------
12/03/08                     10000         10000          10000
                             10859         10464          10506
12/31/09                     13740         13440          13484





 BENCHMARK PERFORMANCE                     ONE       SINCE
                                          YEAR     INCEPTION
------------------------------------------------------------
Russell 1000(R) Index(3)                 28.43%      31.64%
Russell 3000(R) Index(4)                 28.34       32.05
Average Lipper large-cap core fund(5)    27.14       34.25



   expense limitation agreement if such action does not cause the Fund to exceed existing limitations and the recoupment is made within the fiscal year in which New York Life Investments incurred the expense. The agreement will expire two years after November 13, 2009, unless extended by New York Life Investments and approved by the Board of Trustees. The Fund is the successor to the Epoch U.S. Large Cap Equity Fund.
   Performance figures for Class I shares and Class A shares reflect the historical performance of the Institutional shares and the Class P shares, respectively, of the Epoch U.S. Large Cap Equity Fund (the predecessor to the Fund, which was subject to a different fee structure.)
2. Performance figures for Investor Class and Class C shares, first offered November 16, 2009, include the historical performance of Class I shares through November 13, 2009 adjusted for differences in certain contractual expenses and fees.
3. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5. The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earning ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Epoch U.S. Equity Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY EPOCH U.S. EQUITY FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2009, to December 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2009, to December 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    7/1/09(3)       12/31/09       PERIOD(1)        12/31/09        PERIOD(1)
INVESTOR CLASS SHARES(2)       $1,000.00       $1,026.00        $1.59          $1,016.00         $1.58
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,179.30        $7.53          $1,015.20         $6.96
--------------------------------------------------------------------------------------------------------

CLASS C SHARES(2)              $1,000.00       $1,025,10        $2.58          $1,012.80         $2.57
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,181.50        $5.94          $1,016.40         $5.49
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.19% for Investor Class, 1.37% for Class A, 1.94% for Class C and 1.08% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 days for Class A and Class I (to reflect the one-half year period) and 48 days for Investor Class and Class C (to reflect the since-inception period). The table above represents actual expenses incurred during the one-half year period.

2. Expenses paid during the period reflect ongoing costs for the period from inception through December 31, 2009. Had these shares been offered for the full six-month period ended December 31, 2009, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $6.06 for Investor Class and $9.85 for Class C and the ending account value would have been $1,018.90 for Investor Class and $1,015.20 for Class C.

3. Investor Class and Class C shares began investment operations on November 16, 2009.


                                                    mainstayinvestments.com    7

INDUSTRY COMPOSITION AS OF DECEMBER 31, 2009 (UNAUDITED)


IT Services                           10.1%
Software                               8.7
Health Care Providers & Services       8.1
Capital Markets                        7.0
Insurance                              6.9
Oil, Gas & Consumable Fuels            6.2
Aerospace & Defense                    5.3
Energy Equipment & Services            5.3
Chemicals                              4.2
Multi-Utilities                        3.6
Machinery                              3.2
Computers & Peripherals                2.4
Life Sciences Tools & Services         2.4
Commercial Services & Supplies         2.3
Electronic Equipment & Instruments     2.1
Real Estate Investment Trusts          2.1
Media                                  2.0
Gas Utilities                          1.9
Hotels, Restaurants & Leisure          1.6
Diversified Financial Services         1.4
Specialty Retail                       1.4
Health Care Equipment & Supplies       1.2
Household Products                     1.2
Internet Software & Services           1.0
Electric Utilities                     0.9
Food & Staples Retailing               0.8
Semiconductors & Semiconductor
  Equipment                            0.8
Thrifts & Mortgage Finance             0.5
Short-Term Investment                  5.3
Other Assets, Less Liabilities         0.1
                                     -----
                                     100.0%
                                     =====



 See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Microsoft Corp.
    2.  Visa, Inc. Class A
    3.  ExxonMobil Corp.
    4.  DaVita, Inc.
    5.  Franklin Resources, Inc.
    6.  Oracle Corp.
    7.  Praxair, Inc.
    8.  Laboratory Corp. of America Holdings
    9.  Thermo Fisher Scientific, Inc.
   10.  Apple, Inc.






8    MainStay Epoch U.S. Equity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS DAVID PEARL, WILLIAM PRIEST, CFA, AND MICHAEL WELHOELTER, CFA, OF EPOCH INVESTMENT PARTNERS, INC. (EPOCH), THE FUND'S SUBADVISOR.(1)

HOW DID MAINSTAY EPOCH U.S. EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2009?

Excluding all sales charges, MainStay Epoch U.S. Equity Fund returned 26.07% for Investor Class shares and 25.31% for Class C shares for the 12 months ended December 31, 2009.(2) Over the same period, Class I shares returned 26.53%. Class A shares returned 33.59% from inception February 3, 2009, to December 31, 2009. Class C shares, Class I shares and Investor Class shares underperformed the 27.14% return of the average Lipper(3) large-cap core fund, the 28.43% return of the Russell 1000(R) Index(4) and the 28.34% return of the Russell 3000(R) Index(5) for the 12 months ended December 31, 2009. The Russell 1000(R) Index is the Fund's broad-based securities-market index. See page 5 for performance with sales charges.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING 2009?

Throughout the economic crisis and subsequent rebound, we stayed true to our philosophy and process. The Fund did not waiver from its focus on companies that were generating free cash flow, were run by management teams with a demonstrated ability to effectively allocate capital and could, in our opinion, execute well in the economic environment during the year. We emphasized strong risk-adjusted returns and built a portfolio of businesses that we believed had the financial strength to capitalize on opportunities regard-less of the economic environment. The Fund's more conservative stock selection resulted in strong absolute returns during a very volatile year, but the Fund lagged the benchmark's return.

DURING 2009, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS WERE PARTICULARLY WEAK?

The Fund's strongest sector contributors relative to the Russell 1000(R) Index were energy, financials and health care. Strong stock selection in the energy sector helped the Fund's performance. In financials, an overweight position and strong stock selection contributed positively to the Fund's performance relative to the Russell 1000(R) Index. We added to the Fund's financials allocation over the course of the year favoring nonbank financials. The health care sector suffered in 2009 from an uncertain legislative environment. Our modest underweight position and careful stock selection enhanced relative perfor-mance. We continued to see value in the sector, which finally began to strengthen toward the end of

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of large companies. Stocks of small-capitalization companies may be subject to more price volatility, significantly lower trading volumes, cyclical, static, or moderate growth prospects and greater spreads between bid and ask prices than stocks of larger companies. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies. Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings and thus may be more vulnerable to changes in the economy. If an issuer stops making interest payments and/or principal payments on its convertible securities, these securities may be worthless and the Fund could lose its entire investment. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. Investments in foreign companies in the form of depository receipts, such as ADRs, may entail the special risks of international investing. Investments in REITS carry many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes and changes in interest rates. The Fund may invest as a limited partner in master limited partnerships (MLPs). The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation because state law governing partnerships is often less restrictive that state law governing corporations.

1. On October 30, 2009, the shareholders of Epoch U.S. Large Cap Fund (the "Predecessor Fund"), a series of the World Funds, Inc., approved the reorganization of the Predecessor Fund into the Fund, a "shell" series of MainStay Funds Trust. The reorganization closed on November 13, 2009, and the Fund assumed the performance, financial and other historical information of the Predecessor Fund for periods prior to that date. Accordingly, for the period from January 1, 2009, to November 13, 2009, the Fund's performance figures reflect the performance of the Predecessor Fund. The same team of portfolio managers who managed the Predecessor Fund also manage the Fund.
2. Performance figures for Investor Class and Class C shares, first offered 11/16/09, include the historical performance of Class I shares through 11/13/09, adjusted for differences in certain contractual expenses and fees.
3. See footnote on page 6 for more information on Lipper Inc.
4. See footnote on page 6 for more information on Russell 1000(R) Index.
5. See footnote on page 6 for more information on the Russell 3000(R) Index.

                                                    mainstayinvestments.com    9
the year, and we added to the Fund's health care holdings.

The largest sector detractors from the Fund's rela-tive performance were consumer discretionary and information technology. The Fund's cash position also detracted from performance relative to the Russell 1000(R) Index. An underweight position and conservative stock selection in the consumer discretionary sector hurt relative performance. In information technology, we emphasized companies with strong, reliable free cash flow that enhanced productivity. This positioning was a drag on relative performance, as higher-beta names--or those with higher volatility than the market as a whole--drove the sector's 49.2% return. Although our conservative stock selection detracted from relative performance, the effects were partially offset by our higher-than-benchmark weighting in information technology, which was well rewarded.

IN 2009, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFOR-
MANCE, AND WHICH STOCKS DETRACTED THE MOST?

The top contributors to the Fund's absolute performance included information technology companies Visa, Microsoft and Apple.

The stocks that detracted the most from the Fund's absolute performance included oil, gas & consumable fuels company ExxonMobil, agribusiness and food company Bunge and grocery chain Safeway, all three of which posted negative returns for the year. The Fund continued to hold ExxonMobil. We recognized that the energy sector would continue to face near-term challenges but continued to believe there were longer-term supply constraints. ExxonMobil gener-ated significant free cash flow and continued to meet our investment criteria. The Fund reduced its posi-tion in Safeway, and sold its position in Bunge.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING 2009?

During 2009, we continued to favor nonbank financial companies and added insurance companies MetLife and Travelers, exchange group operator NYSE Euronext and diversified financial-services firm Prudential Financial to the Fund, while exiting commercial and consumer bank People's United Financial. We also added specialty glass and ceramics manufacturer Corning to the Fund during the year, to take advantage of projected growth in the LCD television market and related demand for Corning-manufactured LCD glass. We also added apparel retailer TJX to the Fund.

During 2009, we eliminated the Fund's position in agribusiness and food company Bunge when we came to believe that other opportunities offered better investment potential. We sold the Fund's position in energy-based holding company SCANA when the company raised its risk profile by embark- ing on construction of a nuclear plant. We replaced the stock with Wisconsin Energy, a regulated utility in a region that has a constructive regulatory envi- ronment and reasonable growth opportunities. In the energy sector, we exited Peabody Energy and Southern Union and established a position in Ana- darko Petroleum.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE OVER THE COURSE OF THE YEAR?

In 2009, the Fund moved from an underweight to an overweight position in financials. In addition, the Fund reduced its already underweight allocation to consumer staples with sales of Bunge and tobacco company Philip Morris International and a reduction in grocery chain Safeway.

HOW WAS THE FUND POSITIONED AT THE END OF 2009?

As of December 31, 2009, the Fund was overweight in financials and information technology and under-weight in consumer discretionary, consumer staples and telecommunication services in relation to the benchmark index.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Epoch U.S. Equity Fund

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2009




                                        SHARES           VALUE
COMMON STOCKS 94.6%+
--------------------------------------------------------------

AEROSPACE & DEFENSE 5.3%
Alliant Techsystems, Inc. (a)           34,850   $   3,076,209
Boeing Co. (The)                        63,800       3,453,494
Rockwell Collins, Inc.                  30,850       1,707,856
                                                 -------------
                                                     8,237,559

                                                 -------------

CAPITAL MARKETS 7.0%
Ameriprise Financial, Inc.              91,000       3,532,620
Bank of New York Mellon Corp.
  (The)                                108,850       3,044,535
V  Franklin Resources, Inc.             39,950       4,208,732
                                                 -------------
                                                    10,785,887

                                                 -------------

CHEMICALS 4.2%
E.I. du Pont de Nemours &
  Co.                                   72,450       2,439,391
V  Praxair, Inc.                        51,200       4,111,872
                                                 -------------
                                                     6,551,263

                                                 -------------

COMMERCIAL SERVICES & SUPPLIES 2.3%
Waste Management, Inc.                 106,950       3,615,980

                                                 -------------

COMPUTERS & PERIPHERALS 2.4%
V  Apple, Inc. (a)                      17,380       3,664,747

                                                 -------------

DIVERSIFIED FINANCIAL SERVICES 1.4%
NYSE Euronext                           82,850       2,096,105

                                                 -------------

ELECTRIC UTILITIES 0.9%
Entergy Corp.                           17,200       1,407,648

                                                 -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 2.1%
Corning, Inc.                          171,902       3,319,428
                                                 -------------


ENERGY EQUIPMENT & SERVICES 5.3%
Cameron International Corp.
  (a)                                   37,050       1,548,690
Diamond Offshore Drilling,
  Inc.                                  28,450       2,800,049
National Oilwell Varco, Inc.            50,000       2,204,500
Weatherford International,
  Ltd. (a)                              90,120       1,614,049
                                                 -------------
                                                     8,167,288

                                                 -------------

FOOD & STAPLES RETAILING 0.8%
Safeway, Inc.                           60,500       1,288,045

                                                 -------------

GAS UTILITIES 1.9%
ONEOK, Inc.                             65,700       2,928,249

                                                 -------------

HEALTH CARE EQUIPMENT & SUPPLIES 1.2%
Boston Scientific Corp. (a)            198,950       1,790,550
                                                 -------------

HEALTH CARE PROVIDERS & SERVICES 8.1%
Aetna, Inc.                             90,090       2,855,853
V  DaVita, Inc. (a)                     74,000       4,346,760
V  Laboratory Corp. of
  America Holdings (a)                  54,150       4,052,586
UnitedHealth Group, Inc.                44,000       1,341,120
                                                 -------------
                                                    12,596,319

                                                 -------------

HOTELS, RESTAURANTS & LEISURE 1.6%
International Game Technology          134,650       2,527,381

                                                 -------------

HOUSEHOLD PRODUCTS 1.2%
Colgate-Palmolive Co.                   23,150       1,901,773

                                                 -------------

INSURANCE 6.9%
Everest Re Group, Ltd.                  35,450       3,037,356
MetLife, Inc.                           78,592       2,778,227
Prudential Financial, Inc.              68,353       3,401,245
Travelers Cos., Inc. (The)              29,875       1,489,568
                                                 -------------
                                                    10,706,396

                                                 -------------

INTERNET SOFTWARE & SERVICES 1.0%
eBay, Inc. (a)                          64,350       1,514,799
                                                 -------------


IT SERVICES 10.1%
Automatic Data Processing,
  Inc.                                  52,950       2,267,319
Fiserv, Inc. (a)                        59,850       2,901,528
V  Visa, Inc. Class A                   84,550       7,394,743
Western Union Co. (The)                165,250       3,114,962
                                                 -------------
                                                    15,678,552

                                                 -------------

LIFE SCIENCES TOOLS & SERVICES 2.4%
V  Thermo Fisher Scientific,
  Inc. (a)                              77,300       3,686,437

                                                 -------------

MACHINERY 3.2%
Danaher Corp.                           40,600       3,053,120
Deere & Co.                             35,250       1,906,673
                                                 -------------
                                                     4,959,793

                                                 -------------

MEDIA 2.0%
Comcast Corp. Class A                  197,395       3,160,294

                                                 -------------

MULTI-UTILITIES 3.6%
NSTAR                                   54,050       1,989,040
Wisconsin Energy Corp.                  72,300       3,602,709
                                                 -------------
                                                     5,591,749
                                                 -------------


 + Percentages indicated are based on Fund net assets.
 V Among the Fund's 10 largest holdings, as of December 31, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
OIL, GAS & CONSUMABLE FUELS 6.2%
Anadarko Petroleum Corp.                50,050   $   3,124,121
ConocoPhillips                          28,400       1,450,388
V  ExxonMobil Corp.                     74,650       5,090,383
                                                 -------------
                                                     9,664,892

                                                 -------------

REAL ESTATE INVESTMENT TRUSTS 2.1%
Ventas, Inc.                            76,000       3,324,240

                                                 -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.8%
MEMC Electronic Materials,
  Inc. (a)                              94,600       1,288,452

                                                 -------------

SOFTWARE 8.7%
Electronic Arts, Inc. (a)               82,250       1,459,937
V  Microsoft Corp.                     261,000       7,957,890
V  Oracle Corp.                        168,900       4,144,806
                                                 -------------
                                                    13,562,633

                                                 -------------

SPECIALTY RETAIL 1.4%
TJX Cos., Inc.                          61,100       2,233,205
                                                 -------------


THRIFTS & MORTGAGE FINANCE 0.5%
Hudson City Bancorp, Inc.               53,200         730,436
                                                 -------------
Total Common Stocks
  (Cost $114,284,266)                              146,980,100
                                                 -------------



                                     PRINCIPAL
                                        AMOUNT           VALUE
SHORT-TERM INVESTMENT 5.3%
--------------------------------------------------------------

REPURCHASE AGREEMENT 5.3%
State Street Bank and Trust
  Co.
  0.005%, dated 12/31/09
  due 1/4/10
  Proceeds at Maturity
  $8,265,628 (Collateralized
  by a United States Treasury
  Bill with a zero coupon
  rate and a maturity date of
  2/11/10, with a Principal
  Amount of $8,435,000 and a
  Market Value of
  $8,435,000)                       $8,265,624   $   8,265,624
                                                 -------------
Total Short-Term Investment
  (Cost $8,265,624)                                  8,265,624
                                                 -------------
Total Investments
  (Cost $122,549,890) (b)                 99.9%    155,245,724
Other Assets, Less
  Liabilities                              0.1         165,959
                                         -----    ------------
Net Assets                               100.0%  $ 155,411,683
                                         =====    ============





+    Percentages indicated are based on Fund
     net assets.
(a)  Non-income producing security.
(b)  At December 31, 2009, cost is
     $122,681,433 for federal income tax
     purposes and net unrealized appreciation is as follows:



       Gross unrealized appreciation   $33,569,022
       Gross unrealized depreciation    (1,004,731)
                                       -----------
       Net unrealized appreciation     $32,564,291
                                       ===========



The following is a summary of the fair valuations according to the inputs used as of December 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                               QUOTED PRICES
                                                   IN ACTIVE    SIGNIFICANT
                                                MARKETS FOR           OTHER     SIGNIFICANT
                                                   IDENTICAL     OBSERVABLE    UNOBSERVABLE
                                                      ASSETS         INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)      (LEVEL 2)       (LEVEL 3)           TOTAL
Investments in Securities (a)
  Common Stocks                                 $146,980,100     $       --     $       --     $146,980,100
  Short-Term Investment
     Repurchase Agreement                                 --      8,265,624             --        8,265,624
                                                ------------     ----------     ----------     ------------
Total Investments in Securities                 $146,980,100     $8,265,624            $--     $155,245,724
                                                ============     ==========     ==========     ============





(a)  For detailed industry descriptions, see the Portfolio of Investments.


At December 31, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).




12    MainStay Epoch U.S. Equity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $122,549,890)     $155,245,724
Receivables:
  Fund shares sold                        181,535
  Dividends and interest                   52,416
Other assets                              131,227
                                     ------------
     Total assets                     155,610,902
                                     ------------
LIABILITIES:
Payables:
  Manager (See Note 3)                    107,415
  Fund shares redeemed                     38,233
  Transfer agent (See Note 3)              24,239
  Administration and accounting
     fees                                  13,167
  Professional fees                        10,752
  Custodian                                 4,525
  NYLIFE Distributors (See Note 3)             61
Accrued expenses                              827
                                     ------------
     Total liabilities                    199,219
                                     ------------
Net assets                           $155,411,683
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) unlimited number of
  shares authorized                  $     12,239
Additional paid-in capital            119,502,518
                                     ------------
                                      119,514,757
Accumulated undistributed net
  realized gain on investments          3,201,092
Net unrealized appreciation on
  investments                          32,695,834
                                     ------------
Net assets                           $155,411,683
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $     28,166
                                     ============
Shares of beneficial interest
  outstanding                               2,223
                                     ============
Net asset value per share
  outstanding                        $      12.67
Maximum sales charge (5.50% of
  offering price)                            0.74
                                     ------------
Maximum offering price per share
  outstanding                        $      13.41
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $    126,678
                                     ============
Shares of beneficial interest
  outstanding                               9,999
                                     ============
Net asset value per share
  outstanding                        $      12.67
Maximum sales charge (5.50% of
  offering price)                            0.74
                                     ------------
Maximum offering price per share
  outstanding                        $      13.41
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $     25,625
                                     ============
Shares of beneficial interest
  outstanding                               2,023
                                     ============
Net asset value and offering price
  per share outstanding              $      12.67
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $155,231,214
                                     ============
Shares of beneficial interest
  outstanding                          12,224,645
                                     ============
Net asset value and offering price
  per share outstanding              $      12.70
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividends                           $ 3,022,525
  Interest                                  2,975
                                      -----------
     Total income                       3,025,500
                                      -----------
EXPENSES:
  Manager (See Note 3)                  1,169,581
  Administration and accounting fees      187,001
  Transfer agent (See Note 3)             132,179
  Professional fees                        52,097
  Registration                             51,921
  Custodian                                39,122
  Shareholder communication                34,041
  Trustees                                 12,300
  Distribution/Service (See Note 3)            98
  Miscellaneous                            59,541
                                      -----------
     Total expenses before waiver       1,737,881
  Expense waiver from Manager
     (See Note 3)                        (149,836)
                                      -----------
     Net expenses                       1,588,045
                                      -----------
Net investment income                   1,437,455
                                      -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments       13,607,151
Net change in unrealized
  appreciation on investments          25,404,187
                                      -----------
Net realized and unrealized gain on
  investments                          39,011,338
                                      -----------
Net increase in net assets resulting
  from
  operations                          $40,448,793
                                      ===========






14    MainStay Epoch U.S. Equity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2009 AND THE PERIOD ENDED DECEMBER 31, 2008


                                        2009      2008 (A)
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $  1,437,455   $    90,864
 Net realized gain on
  investments                     13,607,151       105,996
 Net change in unrealized
  appreciation on investments     25,404,187     7,291,647
                                --------------------------
 Net increase in net assets
  resulting from operations       40,448,793     7,488,507
                                --------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Investor Class                       (66)           --
    Class A                             (310)           --
    Class C                              (42)           --
    Class I                       (1,464,922)      (74,040)
                                --------------------------
                                  (1,465,340)      (74,040)
                                --------------------------
 From net realized gain on investments:
    Class A                           (2,232)           --
    Class I                      (10,499,362)           --
                                --------------------------
                                 (10,501,594)           --
                                --------------------------
 Total dividends and
  distributions to
  shareholders                   (11,966,934)      (74,040)
                                --------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          91,138,718    91,722,291
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                  374,971         1,071
 Cost of shares redeemed         (63,361,768)     (359,926)
                                --------------------------
    Increase in net assets
     derived from capital
     share transactions           28,151,921    91,363,436
                                --------------------------
    Net increase in net assets    56,633,780    98,777,903

NET ASSETS:
Beginning of period               98,777,903            --
                                --------------------------
End of period                   $155,411,683   $98,777,903
                                ==========================
Accumulated undistributed net
 investment income at end of
 period                         $         --   $    16,824
                                ==========================



(a) Commencement of operations was December 3, 2008.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS         CLASS A
                            --------------      ------------
                             NOVEMBER 16,        FEBRUARY 3,
                                2009**             2009**
                                THROUGH            THROUGH
                             DECEMBER 31,       DECEMBER 31,

                            --------------------------------
                                 2009               2009
Net asset value at
  beginning of period           $12.38             $10.24
                                ------             ------
Net investment income             0.02 (a)           0.08 (a)
Net realized and
  unrealized gain on
  investments                     0.30               3.33
                                ------             ------
Total from investment
  operations                      0.32               3.41
                                ------             ------
Less dividends and
  distributions:
  From net investment
     income                      (0.03)             (0.10)
  From net realized gain
     on investments                 --              (0.88)
                                ------             ------
Total dividends and
  distributions                  (0.03)             (0.98)
                                ------             ------
Net asset value at end of
  period                        $12.67             $12.67
                                ======             ======
Total investment return
  (b)                             2.60%(c)          33.59%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           1.11%++            0.76%++
  Net expenses                    1.19%++            1.35%++
  Expenses (before
     waiver/reimbursement)        1.19%++            1.44%++
Portfolio turnover rate             54%                54%
Net assets at end of
  period (in 000's)             $   28             $  127




                                CLASS C                           CLASS I
                             ------------           -----------------------------------
                             NOVEMBER 16,                                   DECEMBER 3,
                                2009**                                        2008**
                                THROUGH              YEAR ENDED               THROUGH
                             DECEMBER 31,           DECEMBER 31,           DECEMBER 31,

                             ----------------------------------------------------------
                                 2009                   2009                   2008
Net asset value at
  beginning of period           $12.38                $  10.85                $ 10.00
                                ------                --------                -------
Net investment income             0.01 (a)                0.11 (a)               0.01
Net realized and unrealized
  gain on investments             0.30                    2.74                   0.85
                                ------                --------                -------
Total from investment
  operations                      0.31                    2.85                   0.86
                                ------                --------                -------
Less dividends and
  distributions:
  From net investment
     income                      (0.02)                  (0.12)                 (0.01)
  From net realized gain on
     investments                    --                   (0.88)                    --
                                ------                --------                -------
Total dividends and
  distributions                  (0.02)                  (1.00)                 (0.01)
                                ------                --------                -------
Net asset value at end of
  period                        $12.67                $  12.70                $ 10.85
                                ======                ========                =======
Total investment return (b)       2.51%(c)               26.53%                  8.59%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           0.37%++                 0.98%                  1.28%++
  Net expenses                    1.94%++                 1.09%                  1.09%++
  Expenses (before
     waiver/reimbursement)        1.94%++                 1.19%                  1.16%++
Portfolio turnover rate             54%                     54%                     1%
Net assets at end of period
  (in 000's)                    $   26                $155,231                $98,778




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.





16    MainStay Epoch U.S. Equity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY EPOCH GLOBAL CHOICE FUND

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)




PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR     (7/25/05)
----------------------------------------------
With sales charges         18.29%      -2.19%
Excluding sales charges    25.17       -0.93




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                              MSCI WORLD    RUSSELL 3000
                            INVESTOR CLASS       INDEX          INDEX
                            --------------    ----------    ------------
07/25/05                          9450           10000          10000
12/31/05                          9383           10740          10264
12/31/06                         10663           12895          11877
12/31/07                         11612           14060          12487
12/31/08                          7242            8336           7829
12/31/09                          9065           10836          10047





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR     (8/15/06)
----------------------------------------------
With sales charges         18.28%      -3.37%
Excluding sales charges    25.17       -1.74




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                       MSCI WORLD    RUSSELL 3000
                            CLASS A       INDEX          INDEX
                            -------    ----------    ------------
08/14/06                     23625        25000          25000
12/31/06                     26187        27851          27859
12/31/07                     28517        30367          29291
12/31/08                     17786        18004          18364
12/31/09                     22262        23403          23568





CLASS C SHARES(2)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR     (7/25/05)
----------------------------------------------
With sales charges         23.34%      -1.24%
Excluding sales charges    24.34       -1.24




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                       MSCI WORLD    RUSSELL 3000
                            CLASS C       INDEX          INDEX
                            -------    ----------    ------------
07/25/05                     10000        10000          10000
                              9897        10740          10264
                             11167        12895          11877
                             12080        14060          12487
                              7610         8336           7829
12/31/09                      9463        10836          10047




1. Performance tables and graphs do not reflect the deduction of the taxes that a shareholder would pay on distribution or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class and Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge and are subject to a contingent deferred sales charge ("CDSC") of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. These fee waivers and/or

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    17

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR     (7/25/05)
----------------------------------------------
                           25.53%      -0.26%




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                       MSCI WORLD    RUSSELL 3000
                            CLASS I       INDEX          INDEX
                            -------    ----------    ------------
07/25/05                     10000        10000          10000
                              9940        10740          10264
                             11328        12895          11877
                             12378        14060          12487
                              7876         8336           7829
12/31/09                      9887        10836          10047





 BENCHMARK PERFORMANCE                     ONE       SINCE
                                          YEAR     INCEPTION
------------------------------------------------------------
MSCI World Index(3)                      29.99%      1.83%
Russell 3000(R) Index(4)                 28.34       0.11
Average Lipper multi-cap core fund(5)    32.01       0.00



   expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. New York Life Investments may recoup the amount of any expense reimbursements from the Fund pursuant to the expense limitation agreement if such action does not cause the Fund to exceed existing limitations and the recoupment is made within the fiscal year in which New York Life Investments incurred the expense. The agreement will expire two years after November 13, 2009, unless extended by New York Life Investments and approved by the Board of Trustees. The Fund is the successor to the Epoch U.S. All Cap Equity Fund.
   Performance figures for Class I shares and Class A shares reflect the historical performance of the Institutional shares and the Class P shares, respectively, of the Epoch U.S. All Cap Equity Fund (the predecessor to the Fund, which was subject to a different fee structure.)
2. Performance figures for Investor Class and Class C shares, first offered November 16, 2009, include the historical performance of Class I shares through November 13, 2009 adjusted for differences in certain contractual expenses and fees.
3. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of December 31, 2009, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States, Total returns assume reinvestment of all dividends and capital gains. The Fund has selected the MSCI World Index in replacement of the Russell 3000(R) Index because of a change in investment strategy in connection with the reorganization of the Epoch U.S. All Cap Equity Fund with and into the Fund. An investment cannot be made directly in an Index.
4. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5. The average Lipper multi-cap growth fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



18    MainStay Epoch Global Choice Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY EPOCH GLOBAL CHOICE FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2009, to December 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2009, to December 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    7/1/09(3)       12/31/09       PERIOD(1)        12/31/09        PERIOD(1)
INVESTOR CLASS SHARES(2)       $1,000.00       $1,013.30        $2.03          $1,014.50         $2.03
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,188.10        $8.49          $1,014.50         $7.82
--------------------------------------------------------------------------------------------------------

CLASS C SHARES(2)              $1,000.00       $1,012.30        $3.02          $1,011.40         $3.02
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,189.70        $7.12          $1,015.60         $6.55
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.53% for Investor Class, 1.54% for Class A, 2.28% for Class C and 1.29% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 days for Class A and Class I (to reflect the one-half year period) and 48 days for Investor Class and Class C (to reflect the since-inception period).The table above represents actual expenses incurred during the one-half year period.

2. Expenses paid during the period reflect ongoing costs for the period from inception through December 31, 2009. Had these shares been offered for the full six-month period ended December 31, 2009, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $7.78 for Investor Class and $11.57 for Class C and the ending account value would have been $1,017.20 for Investor Class and $1,013.50 for Class C.

3. Investor Class and Class C shares began investment operations on November 16, 2009.


                                                   mainstayinvestments.com    19

INDUSTRY COMPOSITION AS OF DECEMBER 31, 2009 (UNAUDITED)



Software                              13.2%
Health Care Providers & Services      12.0
Chemicals                              6.7
Pharmaceuticals                        6.6
IT Services                            6.5
Insurance                              6.2
Oil, Gas & Consumable Fuels            5.1
Food Products                          3.8
Food & Staples Retailing               3.4
Wireless Telecommunication Services    3.4
Semiconductors & Semiconductor
  Equipment                            3.3
Tobacco                                3.3
Computers & Peripherals                3.1
Electronic Equipment & Instruments     3.1
Life Sciences Tools & Services         2.9
Automobiles                            2.7
Road & Rail                            2.6
Machinery                              2.5
Beverages                              2.4
Commercial Banks                       2.4
Aerospace & Defense                    1.9
Household Durables                     1.9
Short-Term Investment                  0.8
Other Assets, Less Liabilities         0.2
                                     -----
                                     100.0%
                                     =====



 See Portfolio of Investments beginning on page 24 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Microsoft Corp.
    2.  Aetna, Inc.
    3.  Nestle S.A. Registered
    4.  Roche Holding A.G., Genusscheine
    5.  Sybase, Inc.
    6.  Prudential Financial, Inc.
    7.  Wal-Mart Stores, Inc.
    8.  Cielo S.A.
    9.  Vodafone Group PLC
   10.  Taiwan Semiconductor Manufacturing Co,
        Ltd., Sponsored ADR






20    MainStay Epoch Global Choice Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS WILLIAM PRIEST, CFA, AND MICHAEL WELHOELTER, CFA, OF EPOCH INVESTMENT PARTNERS, INC. (EPOCH), THE FUND'S SUBADVISOR.

HOW DID MAINSTAY EPOCH GLOBAL CHOICE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2009?

Excluding all sales charges, MainStay Epoch Global Choice Fund returned 25.17% for Investor Class shares, 25.17% for Class A shares and 24.34% for Class C shares for the 12 months ended December 31, 2009.(1) Over the same period, Class I shares returned 25.53%. All share classes underperformed the 32.01% return of the average Lipper(2) multi-cap core fund, the 28.34% return of the Russell 3000(R) Index(3) and the 29.99% return of the MSCI World Index(4) for the 12 months ended December 31, 2009. The MSCI World Index is the Fund's broad-based securities-market index. See page 17 for performance with sales charges.

WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND'S DAY-TO-DAY MANAGEMENT DURING 2009?

On October 30, 2009, the shareholders of Epoch U.S. All Cap Fund (the "Predecessor Fund"), a series of the World Funds, Inc., approved the reorganization of the Predecessor Fund into the Fund, a "shell" series of MainStay Funds Trust. The reorganization closed on November 13, 2009, and the Fund assumed the performance, financial and other historical informa-tion of the Predecessor Fund for periods prior to that date. Accordingly, for the period from January 1, 2009, to November 13, 2009, the Fund's performance figures referenced above reflect the performance of the Predecessor Fund. Although the same team of portfolio managers who managed the Predecessor Fund also manage the Fund, the Fund pursues a dif-ferent investment strategy than the Predecessor Fund to achieve its investment objective. Accordingly, in connection with the reorganization, the Fund transitioned from a U.S. all-cap portfolio to a concentrated global portfolio and changed its primary benchmark index from the Russell 3000(R) Index to the MSCI World Index. For purposes of the discussion that follows, the Fund's relative performance for the first 11 months of the year is compared to the previous benchmark index and relative performance thereafter is compared to the current benchmark.

WHAT MAJOR FACTORS INFLUENCED THE FUND'S RELATIVE PERFORMANCE IN 2009?

During the first 11 months of 2009, we stayed true to our philosophy and process. Despite a global economic crisis and a substantial equity market rebound, the Fund never shifted its focus from identifying companies that generate free cash flow and have management teams that can effectively allocate capital and could, in our opinion, execute well in the current economic environment. Our emphasis was on delivering strong risk-adjusted returns by building a portfolio of businesses with the financial strength to capitalize on opportunities regardless of the economic environment. This strategy, combined with our risk management insight, resulted in a more conservatively positioned portfolio, which lagged the Russell 3000(R) Index return for the first 11 months.


Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of large companies. Stocks of small-capitalization companies may be subject to more price volatility, significantly lower trading volumes, cyclical, static, or moderate growth prospects and greater spreads between bid and ask prices than stocks of larger companies. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies. Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings and thus may be more vulnerable to changes in the economy. If an issuer stops making interest payments and/or principal payments on its convertible securities, these securities may be worthless and the Fund could lose its entire investment. Because the Fund invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other funds. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. Investments in foreign companies in the form of depository receipts, such as ADRs, may entail the special risks of international investing. Investments in REITS carry many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes and changes in interest rates. The Fund may invest as a limited partner in master limited partnerships (MLPs). The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation because state law governing partnerships is often less restrictive than state law governing corporations.

1. Performance figures for Investor Class and Class C shares, first offered 11/16/09, include the historical performance of Class I shares through 11/13/09, adjusted for differences in certain contractual expenses and fees.
2. See footnote on page 18 for more information on Lipper Inc.
3. See footnote on page 18 for more information on the Russell 3000(R) Index.
4. See footnote on page 18 for more information on the MSCI World Index.

                                                   mainstayinvestments.com    21

In December 2009, markets generally recorded positive returns in U.S. dollar terms, with only certain European markets generating negative returns. North American markets were positive in part because of a recovery in the dollar in relation to other currencies. Among major markets, Japan lagged, while other Pacific markets performed well. In Europe--with the exception of Ireland--investor concerns about sovereign risk pressures led to poor performance, notably in Greece, Spain and Portugal--and related markets such as Austria, where banking connections with Greece are reasonably strong.

Relative to the MSCI World Index, the Fund did well in December 2009 because of strong stock selection in a number of sectors, including information technology, industrials, and health care. The Fund benefited from an overweight position in information technology, which was the best performing sector during the month. Our cautious view on industrials was generally rewarded when that sector tended to show less attractive results. At a country level, the Fund was overweight in the U.S. market, which did well, and had no exposure to Japan, which was not as strong.

DURING 2009, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS WERE PARTICULARLY WEAK?

During the first 11 months of 2009, the sectors that provided the strongest contributions to the Fund's performance relative to the Russell 3000(R) Index were energy, financials and telecommunication services.

Within the energy sector, strong stock selection helped performance, but the effect was partially offset by declining exposure to the sector. Returns within the financials sector during the first 11 months of the year were very volatile. Overall, the Fund's small overweight position relative to the benchmark and stock selection both contributed positively to relative performance. The Fund's lack of exposure to telecommunication services, which underperformed the Russell 3000(R) Index, helped strengthen the Fund's relative returns.

The sectors that detracted the most from the Fund's performance relative to the Russell 3000(R) Index were consumer discretionary and health care. The Fund's cash position also detracted. A lower-than-benchmark average weight in consumer discretionary, along with stock selection in the sector, detracted from the Fund's relative performance.

During the first 11 months of 2009, the health care sector suffered from an uncertain legislative environment. Our slightly overweight position and stock selection within the sector detracted from relative performance.

In December 2009, the strongest contributors to the Fund's performance relative to the MSCI World Index were information technology, consumer staples and financials. Sectors that detracted in December 2009 included consumer discretionary, industrials and telecommunication services.

DURING 2009, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH STOCKS WERE PARTICULARLY WEAK?

During the first 11 months of 2009, the strongest contributors to the Fund's absolute performance included information technology companies Apple, Visa and Perot Systems, all of which recorded strong advances during this portion of the year. The stocks that detracted the most from the Fund's absolute performance included grocery chain Safeway, cable operator Comcast and semiconductor company Silicon Images, all three of which posted negative returns for the first 11 months of the year.

During December 2009, major contributors to the Fund's absolute performance included glass and fi-ber optics company Corning, energy company XTO Energy and Korean automaker Hyundai Motors. De-tractors during December included Brazilian credit-card processor Cielo S.A., industrial gas company Praxiar and kidney-dialysis provider Davita.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING 2009?

During the first 11 months of 2009, the Fund favored nonbank financial companies and added a position in MetLife Financial. In utilities, we replaced southern electric company SCANA when the company increased its risk profile by embarking on the construction of a nuclear power plant. The stock was replaced with Midwestern provider Wisconsin Energy, a regulated utility that has a constructive regulatory environment and reasonable growth opportunities. We also added LCD glass provider Corning, which we felt was poised to benefit from expansion in the LCD TV market.

During the first 11 months of the year, we completely exited the Fund's position in Bunge, an agribusiness and food company, and replaced the position with Corn Products International.

In the energy sector, we exited Peabody Energy, Southern Union and Helix Energy Solutions and established a position in Anadarko Petroleum.

During December 2009, the Fund was making the transition from a U.S. all-cap portfolio to a


22    MainStay Epoch Global Choice Fund
concentrated global portfolio. The Fund purchased shares of Bayer, the world's third-largest pharmaceutical company, for its global leadership, strong products and promising pipeline. The Fund also purchased life insurance and annuity provider China Life, the world's second-largest insurer. Home products company Tupperware was added to the Fund for its strong and growing business in the emerging world as consumers there gained disposable wealth. The Fund also established a position in discount retailer Wal-Mart Stores, which has shown strong performance during the economic downturn.

December sales included Comcast. We sold the stock following the announcement that Comcast would own 51% of NBC Universal and GE would own the remainder of the company. We also sold the Fund's position in Silgan, the largest supplier of metal containers for food products and a leading supplier of plastic containers for personal care products. We sold the stock on concerns about the outlook for consumer demand.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE IN 2009?

During the first 11 months of 2009, the Fund moved from a slight overweight relative to the Russell 3000(R) Index to an underweight position in energy. The Fund averaged a small overweight in financials, which helped the Fund's relative performance for the first 11 months of the reporting period. The Fund's underweight position in telecommunication services also helped relative returns.

Although the Fund started the year and ended November with a modest overweight in the consumer discretionary sector, the Fund maintained a lower-than-benchmark weighting on average during the first 11 months of the year. With the sale of Bungee and Safeway, the Fund's underweight position in consumer staples became increasingly underweight over the first 11 months of the year.

In December the Fund increased its exposure to the information technology, health care and consumer staples sectors, which resulted in overweight positions relative to the benchmark. During December, the Fund decreased exposure to financials, consumer discretionary and industrials, which resulted in underweight positions relative to the benchmark.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    23

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2009



                                     SHARES           VALUE
COMMON STOCKS 96.4%+
-----------------------------------------------------------

AEROSPACE & DEFENSE 1.9%
Rockwell Collins, Inc.               14,800   $     819,328
                                              -------------

AUTOMOBILES 2.7%
Hyundai Motor Co.                    10,900       1,125,229
                                              -------------

BEVERAGES 2.4%
InBev N.V.                           19,650       1,015,200
                                              -------------

CHEMICALS 6.7%
Monsanto Co.                         12,100         989,175
Nifco, Inc./Japan                    33,000         655,852
Praxair, Inc.                        14,400       1,156,464
                                              -------------
                                                  2,801,491

                                              -------------

COMMERCIAL BANKS 2.4%
Banco Bradesco S.A., ADR (a)         45,250         989,617
                                              -------------

COMPUTERS & PERIPHERALS 3.1%
Apple, Inc. (b)                       6,110       1,288,355
                                              -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 3.1%
Corning, Inc.                        68,006       1,313,196
                                              -------------

FOOD & STAPLES RETAILING 3.4%
V  Wal-Mart Stores, Inc.             27,000       1,443,150
                                              -------------

FOOD PRODUCTS 3.8%
V  Nestle S.A. Registered            32,500       1,578,941
                                              -------------

HEALTH CARE PROVIDERS & SERVICES 12.0%
V  Aetna, Inc.                       50,120       1,588,804
Davita, Inc.                         22,800       1,339,272
Diagnosticos da America S.A.         27,800         902,487
Laboratory Corp. of America
  Holdings (b)                       16,250       1,216,150
                                              -------------
                                                  5,046,713

                                              -------------

HOUSEHOLD DURABLES 1.9%
Tupperware Brands Corp.              17,000         791,690
                                              -------------

INSURANCE 6.2%
China Life Insurance Co.,
  Ltd., ADR (a)                      15,800       1,158,930
V  Prudential Financial, Inc.        29,500       1,467,920
                                              -------------
                                                  2,626,850
                                              -------------

IT SERVICES 6.5%
V  Cielo S.A.                       164,400       1,432,847
Visa, Inc. Class A                   14,660       1,282,163
                                              -------------
                                                  2,715,010
                                              -------------

LIFE SCIENCES TOOLS & SERVICES 2.9%
Thermo Fisher Scientific, Inc.
  (b)                                25,150       1,199,403
                                              -------------

MACHINERY 2.5%
Danaher Corp.                        13,950       1,049,040
                                              -------------

OIL, GAS & CONSUMABLE FUELS 5.1%
Anadarko Petroleum Corp.             16,150       1,008,083
CNOOC, Ltd., ADR (a)                  7,400       1,150,330
Southern Union Co.                        1              11
                                              -------------
                                                  2,158,424

                                              -------------

PHARMACEUTICALS 6.6%
Bayer A.G.                           15,500       1,238,839
V  Roche Holding A.G.,
  Genusscheine                        9,050       1,539,552
                                              -------------
                                                  2,778,391

                                              -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.3%
V  Taiwan Semiconductor
  Manufacturing Co. Ltd.,
  Sponsored ADR (a)                 121,900       1,394,536
                                              -------------

SOFTWARE 13.2%
V  Microsoft Corp.                   97,150       2,962,104
Oracle Corp.                         44,780       1,098,901
V  Sybase, Inc. (b)                  34,450       1,495,130
                                              -------------
                                                  5,556,135

                                              -------------

TOBACCO 3.3%
Imperial Tobacco Group PLC           44,200       1,392,971
                                              -------------

WIRELESS TELECOMMUNICATION SERVICES 3.4%
V  Vodafone Group PLC               616,650       1,427,977
                                              -------------
Total Common Stocks
  (Cost $39,044,376)                             40,511,647
                                              -------------



PREFERRED STOCK 2.6%
-----------------------------------------------------------

ROAD & RAIL 2.6%
All America Latina Logistica
  S.A.
  0.61%                             116,200       1,077,577
                                              -------------
Total Preferred Stock
  (Cost $1,034,863)                               1,077,577
                                              -------------




+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of December 31, 2009, excluding short-term investment. May be subject to change daily.


24    MainStay Epoch Global Choice Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                     AMOUNT           VALUE

SHORT-TERM INVESTMENT 0.8%
-----------------------------------------------------------
REPURCHASE AGREEMENT 0.8%
State Street Bank and Trust
  Co.
  0.005%, dated 12/31/09
  due 1/4/10
  Proceeds at Maturity
  $313,970
  (Collateralized by a United
  States Treasury Bill with a
  rate of 0.047% and a
  maturity date of 3/18/10,
  with a Principal Amount of
  $325,000 and a Market Value
  of
  $324,968)                        $313,969   $     313,969
                                              -------------
Total Short-Term Investment
  (Cost $313,969)                                   313,969
                                              -------------

Total Investments
  (Cost $40,393,208) (c)               99.8%     41,903,193
Other Assets, Less Liabilities          0.2         100,872
                                      -----    ------------
Net Assets                            100.0%  $  42,004,065
                                      =====    ============





(a)  ADR -- American Depositary Receipt.
(b)  Non-income producing security.
(c)  At December 31, 2009, cost is $40,621,479
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation       $1,810,970
Gross unrealized depreciation         (529,256)
                                    ----------
Net unrealized appreciation         $1,281,714
                                    ==========




The following is a summary of the fair valuations according to the inputs used as of December 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                               QUOTED PRICES
                                                   IN ACTIVE    SIGNIFICANT
                                                 MARKETS FOR          OTHER      SIGNIFICANT
                                                   IDENTICAL     OBSERVABLE     UNOBSERVABLE
                                                      ASSETS         INPUTS           INPUTS
 DESCRIPTION                                       (LEVEL 1)      (LEVEL 2)        (LEVEL 3)          TOTAL
Investments in Securities (a)
  Common Stocks (b)                              $28,201,752    $12,309,895    $          --    $40,511,647
  Preferred Stock                                         --      1,077,577               --      1,077,577
  Short-Term Investment
     Repurchase Agreement                                 --        313,969               --        313,969
                                                 -----------    -----------    -------------    -----------
Total Investments in Securities                  $28,201,752    $13,701,441              $--    $41,903,193
                                                 ===========    ===========    =============    ===========





(a)  For detailed industry descriptions, see the Portfolio of Investments.
(b)  Level 2 assets represent the following international equities: Hyundai Motor
     Co., InBev N.V., Nifco, Inc./Japan, Nestle S.A. Registered, Diagnostics da
     America S.A., Cielo S.A., Bayer A.G., Roche Holding A.G., Genusscheine,
     Imperial Tobacco Group PLC and Vodafone Group PLC.


At December 31, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

The table below sets forth the diversification of the MainStay Epoch Global Choice Fund Portfolio investments by country.

COUNTRY COMPOSITION


                                      VALUE    PERCENT+
Belgium                         $ 1,015,200         2.4%
Brazil                            4,402,528        10.4
China                             1,158,930         2.8
Germany                           1,238,839         2.8
Hong Kong                         1,150,330         2.7
Japan                               655,852         1.6
South Korea                       1,125,229         2.7
Switzerland                       3,118,493         7.5
Taiwan                           1 ,394,536         3.3
United Kingdom                    2,820,948         6.6
United States                    23,822,308        57.0
                                -----------       -----
                                 41,903,193        99.8
Other Assets, Less Liabilities      100,872         0.2
                                -----------       -----
Net Assets                      $42,004,065       100.0%
                                ===========       =====





+ Percentages indicated are based on Fund net assets.






26    MainStay Epoch Global Choice Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $40,393,208)      $ 41,903,193
Cash denominated in foreign
  currency
  (identified cost $17)                        17
Receivables:
  Dividends and interest                   32,679
  Fund shares sold                         24,953
Other assets                              110,360
                                     ------------
     Total assets                      42,071,202
                                     ------------
LIABILITIES:
Payables:
  Manager (See Note 3)                     25,040
  Administration and accounting fee        14,051
  Custodian                                 9,720
  Professional fees                         9,142
  Fund shares redeemed                      3,061
  Shareholder communication                 2,745
  NYLIFE Distributors (See Note 3)          2,174
  Transfer agent (See Note 3)               1,204
                                     ------------
     Total liabilities                     67,137
                                     ------------
Net assets                           $ 42,004,065
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) unlimited number of
  shares authorized                  $      3,050
Additional paid-in capital             54,144,747
                                     ------------
                                       54,147,797
Accumulated distributions in excess
  of net investment income                (66,130)
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (13,587,640)
Net unrealized appreciation on
  investments                           1,509,985
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies            53
                                     ------------
Net assets                           $ 42,004,065
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $     27,810
                                     ============
Shares of beneficial interest
  outstanding                               2,062
                                     ============
Net asset value per share
  outstanding                        $      13.49
Maximum sales charge (5.50% of
  offering price)                            0.79
                                     ------------
Maximum offering price per share
  outstanding                        $      14.28
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $  2,972,756
                                     ============
Shares of beneficial interest
  outstanding                             220,415
                                     ============
Net asset value per share
  outstanding                        $      13.49
Maximum sales charge (5.50% of
  offering price)                            0.79
                                     ------------
Maximum offering price per share
  outstanding                        $      14.28
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $     27,848
                                     ============
Shares of beneficial interest
  outstanding                               2,065
                                     ============
Net asset value and offering price
  per share outstanding              $      13.49
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $ 38,975,651
                                     ============
Shares of beneficial interest
  outstanding                           2,825,446
                                     ============
Net asset value and offering price
  per share outstanding              $      13.79
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividends  (a)                      $ 1,205,457
  Interest                                  1,231
                                      -----------
     Total income                       1,206,688
                                      -----------
EXPENSES:
  Manager (See Note 3)                    630,760
  Administration and accounting fee       100,240
  Professional fees                        50,998
  Registration                             36,133
  Custodian                                34,095
  Transfer agent (See Note 3)              30,770
  Shareholder communication                30,518
  Trustees                                 12,301
  Distribution/Service (See Note 3)         3,546
  Miscellaneous                            44,090
                                      -----------
     Total expenses before waiver         973,451
  Expense waiver from Manager (See
     Note 3)                             (156,227)
                                      -----------
     Net expenses                         817,224
                                      -----------
Net investment income                     389,464
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions                (7,128,320)
  Foreign currency transactions           (72,816)
                                      -----------
Net realized loss on investments and
  foreign currency transactions        (7,201,136)
                                      -----------
Net change in unrealized
  depreciation on:
  Investments                          22,464,638
  Translation of other assets and
     liabilities in foreign
     currencies                                53
                                      -----------
Net change in unrealized
  depreciation on investments and
  foreign currency transactions        22,464,691
                                      -----------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                         15,263,555
                                      -----------
Net increase in net assets resulting
  from operations                     $15,653,019
                                      ===========



(a) Dividends recorded net of foreign withholding taxes in the amount of $877.



28    MainStay Epoch Global Choice Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008


                                        2009           2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income          $    389,464   $    284,842
 Net realized loss on
  investments and foreign
  currency transactions           (7,201,136)    (7,027,933)
 Net change in unrealized
  appreciation (depreciation)
  on investments and foreign
  currency transactions           22,464,691    (24,585,095)
                                ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                      15,653,019    (31,328,186)
                                ---------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Investor Class                       (88)            --
    Class A                          (16,477)        (1,048)
    Class C                              (71)            --
    Class I                         (376,919)      (273,159)
                                ---------------------------
                                    (393,555)      (274,207)
                                ---------------------------
 From net realized gain on investments:
    Class A                               --            (21)
    Class I                               --         (3,069)
                                ---------------------------
                                          --         (3,090)
                                ---------------------------
Total dividends and
 distributions to
 shareholders                       (393,555)      (277,297)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          42,609,969     74,961,349
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                  349,914        258,181
 Cost of shares redeemed  (a)    (73,269,346)   (21,591,079)
                                ---------------------------
    Increase (decrease) in net
     assets derived from
     capital share
     transactions                (30,309,463)    53,628,451
                                ---------------------------
    Net increase (decrease) in
     net assets                  (15,049,999)    22,022,968

NET ASSETS:
Beginning of year                 57,054,064     35,031,096
                                ---------------------------
End of year                     $ 42,004,065   $ 57,054,064
                                ===========================
Accumulated undistributed
 (distributions in excess of)
 net investment income at end
 of year                        $    (66,130)  $     11,020
                                ===========================



(a) Cost of shares redeemed net of redemption fee of $1,305 for the year ended December 31, 2008.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                INVESTOR CLASS                      CLASS A
                                --------------    -------------------------------------------
                                 NOVEMBER 16,                                     AUGUST 15,
                                    2009**                                          2006**
                                    THROUGH                                         THROUGH
                                 DECEMBER 31,       YEAR ENDED DECEMBER 31,      DECEMBER 31,

                                -------------------------------------------------------------
                                     2009          2009       2008      2007         2006
Net asset value at
  beginning of period               $13.36        $10.84    $ 17.43    $16.97       $15.31
                                    ------        ------    -------    ------       ------
Net investment income
  (loss)                              0.00 (a)++    0.04 (a)   0.02 (a)  0.01        (0.01)
Net realized and
  unrealized gain (loss)
  on investments                      0.18          2.70      (6.58)     1.45         1.67
Net realized and
  unrealized loss on
  foreign currency
  transactions                       (0.00) ++     (0.01)        --        --           --
                                    ------        ------    -------    ------       ------
Total from investment
  operations                          0.18          2.73      (6.56)     1.46         1.66
                                    ------        ------    -------    ------       ------
Less dividends and
  distributions:
  From net investment
     income                          (0.05)        (0.08)     (0.03)    (0.01)          --
  From net realized gain
     on investments                     --            --      (0.00)++  (1.05)          --
                                    ------        ------    -------    ------       ------
Total dividends and
  distributions                      (0.05)        (0.08)     (0.03)    (1.06)          --
                                    ------        ------    -------    ------       ------
Redemption fee                          --            --         --      0.06           --
                                    ------        ------    -------    ------       ------
Net asset value at end of
  period                            $13.49        $13.49    $ 10.84    $17.43       $16.97
                                    ======        ======    =======    ======       ======
Total investment return
  (b)                                 1.33%(c)     25.17%    (37.63%)    8.90%       10.84% (c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                           0.03%++       0.30%      0.21%     0.01%       (0.21%)++
  Net expenses                        1.53%++       1.55%      1.54%     1.54%        1.54% ++
  Expenses (before waiver)            1.72%++       1.78%      1.75%     1.95%        1.97% ++
Portfolio turnover rate                 74%           74%        47%       43%          64%
Net assets at end of
  period (in 000's)                 $   28        $2,973    $   339    $  120       $  142




                                   CLASS C                               CLASS I
                                ------------    --------------------------------------------------------
                                NOVEMBER 16,                                                  JULY 25,
                                   2009**                                                      2005**
                                   THROUGH                                                     THROUGH
                                DECEMBER 31,             YEAR ENDED DECEMBER 31,            DECEMBER 31,

                                ------------------------------------------------------------------------
                                    2009          2009       2008       2007       2006         2005
Net asset value at
  beginning of period              $13.36       $ 11.06    $ 17.47    $ 16.99    $ 14.91       $ 15.00
                                   ------       -------    -------    -------    -------       -------
Net investment income
  (loss)                            (0.01) (a)     0.07 (a)   0.05 (a)   0.04       0.01         (0.00)++
Net realized and
  unrealized gain (loss)
  on investments                     0.17          2.76      (6.41)      1.54       2.07         (0.09)
Net realized and
  unrealized loss on
  foreign currency
  transactions                      (0.00)++      (0.01)        --         --         --            --
                                   ------       -------    -------    -------    -------       -------
Total from investment
  operations                         0.16          2.82      (6.36)      1.58       2.08         (0.09)
                                   ------       -------    -------    -------    -------       -------
Less dividends and
  distributions:
  From net investment
     income                         (0.03)        (0.09)     (0.05)     (0.05)     (0.00)++         --
  From net realized gain
     on investments                    --            --      (0.00)++   (1.05)        --            --
                                   ------       -------    -------    -------    -------       -------
Total dividends and
  distributions                     (0.03)        (0.09)     (0.05)     (1.10)     (0.00)++         --
                                   ------       -------    -------    -------    -------       -------
Redemption fee                         --            --       0.00 ++      --         --            --
                                   ------       -------    -------    -------    -------       -------
Net asset value at end of
  period                           $13.49       $ 13.79    $ 11.06    $ 17.47    $ 16.99       $ 14.91
                                   ======       =======    =======    =======    =======       =======
Total investment return
  (b)                                1.23% (c)    25.53%    (36.37%)     9.27%     13.96%        (0.60%) (c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                         (0.78%)++      0.62%      0.42%      0.26%      0.05%        (0.07%)++
  Net expenses                       2.28% ++      1.29%      1.29%      1.29%      1.29%         1.29% ++
  Expenses (before waiver)           2.47% ++      1.54%      1.50%      1.70%      1.72%         2.55% ++
Portfolio turnover rate                74%           74%        47%        43%        64%           17%
Net assets at end of
  period (in 000's)                $   28       $38,976    $56,715    $34,911    $27,108       $14,088




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.





30    MainStay Epoch Global Choice Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)




PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL              ONE      INCEPTION
TOTAL RETURNS               YEAR    (12/27/05)
----------------------------------------------
With sales charges         15.78%      1.47%
Excluding sales charges    22.52       2.91




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MainStay Epoch
                            Global Equity    MSCI World    S&P Developed
                             Yield Fund         Index        BMI Index
                           --------------    ----------    -------------
12/27/05                       9450.00        10000.00        10000.00
12/31/05                       9411.94         9951.51         9962.12
12/31/06                      11772.10        11948.40        12017.20
12/31/07                      12760.70        13028.00        13147.70
12/31/08                       8653.15         7723.94         7745.98
12/31/09                      10601.90        10040.20        10325.50





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                      SINCE
AVERAGE ANNUAL              ONE     INCEPTION
TOTAL RETURNS               YEAR     (8/2/06)
---------------------------------------------
With sales charges         15.74%     -0.98%
Excluding sales charges    22.47       0.68




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MainStay Epoch
                            Global Equity    MSCI World    S&P Developed
                             Yield Fund         Index        BMI Index
                           --------------    ----------    -------------
08/02/06                       23625.0         25000.0        25000.0
12/31/06                       26854.6         28045.4        28201.2
12/31/07                       29109.8         30579.5        30854.3
12/31/08                       19739.6         18129.8        18177.8
12/31/09                       24176.0         23566.6        24231.3





CLASS C SHARES(2)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL              ONE      INCEPTION
TOTAL RETURNS               YEAR    (12/27/05)
----------------------------------------------
With sales charges         20.29%      1.98%
Excluding sales charges    21.29       1.98




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MainStay Epoch
                            Global Equity    MSCI World    S&P Developed
                             Yield Fund         Index        BMI Index
                           --------------    ----------    -------------
12/27/05                      10000.00        10000.00        10000.00
                               9958.91         9951.51         9962.12
                              12378.20        11948.40        12017.20
                              13269.20        13028.00        13147.70
                               8920.45         7723.94         7745.98
12/31/09                      10819.60        10040.20        10325.50




1. Performance tables and graphs do not reflect the deduction of the taxes that a shareholder would pay on distribution or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class and Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge and are subject to a contingent deferred sales charge ("CDSC") of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    31

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                               SINCE
AVERAGE ANNUAL      ONE      INCEPTION
TOTAL RETURNS       YEAR    (12/27/05)
--------------------------------------
                   22.49%      3.00%




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MainStay Epoch
                            Global Equity    MSCI World    S&P Developed
                             Yield Fund         Index        BMI Index
                           --------------    ----------    -------------
12/27/05                         10000           10000          10000
12/31/05                          9960         9951.51        9962.12
12/31/06                       12503.9         11948.4        12017.2
12/31/07                       13538.7           13028        13147.7
12/31/08                       9193.42         7723.94        7745.98
12/31/09                       11260.8         10040.2        10325.5






 BENCHMARK PERFORMANCE                            ONE       SINCE
                                                  YEAR    INCEPTION
-------------------------------------------------------------------
MSCI World Index(3)                              29.99%      0.10%
S&P Developed BMI Index(4)                       33.30       0.80
Average Lipper global multi-cap value fund(5)    31.74       1.31



   New York Life Investments may recoup the amount of any expense reimbursements from the Fund pursuant to the expense limitation agreement if such action does not cause the Fund to exceed existing limitations and the recoupment is made within the fiscal year in which New York Life Investments incurred the expense. The agreement will expire two years after November 13, 2009, unless extended by New York Life Investments and approved by the Board of Trustees. The Fund is the successor to the Epoch Global Equity Shareholder Yield Fund. Performance figures for Class I shares and Class A shares reflect the historical performance of the Institutional shares and the Class P shares, respectively, of the Epoch Global Equity Shareholder Yield Fund (the predecessor to the Fund, which was subject to a different fee structure).
2. Performance figures for Investor Class and Class C shares, first offered November 16, 2009, include the historical performance of Class I shares through November 13, 2009 adjusted for differences in certain contractual expenses and fees.
3. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of December 31, 2009, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States, Total returns assume reinvestment of all dividends and capital gains. The Fund has selected the MSCI World Index in replacement of the S&P Developed BMI Index because it believes the MSCI World Index is more reflective of the Fund's current investment style. The S&P Developed BMI Index has been retained as the secondary benchmark of the Fund. An investment cannot be made directly in an index.
4. The S&P Developed BMI Index is a subset of the S&P Global BMI Index which is an unmanaged index measuring global stock market performance covering approximately 11,000 companies in 46 countries. The S&P Developed BMI Index represents the 25 developed markets within the broader Index. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5. The average Lipper global multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap core funds typically have an average price-to-cash flow ratio, price-to book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup BMI Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



32    MainStay Epoch Global Equity Yield Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2009, to December 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2009, to December 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    7/1/09(3)       12/31/09       PERIOD(1)        12/31/09        PERIOD(1)
INVESTOR CLASS SHARES(2)       $1,000.00       $1,025.40        $1.45          $1,016.40         $ 1.45
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,202.70        $7.61          $1,015.20         $ 6.96
--------------------------------------------------------------------------------------------------------

CLASS C SHARES(2)              $1,000.00       $1,024.50        $2.45          $1,013.20         $ 2.44
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,202.50        $5.11          $1,017.10         $4.68
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.09% for Investor Class, 1.37% for Class A, 1.84% for Class C and 0.92% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 days for Class A and Class I (to reflect the one-half year period) and 48 days for Investor Class and Class C (to reflect the since-inception period).The table above represents actual expenses incurred during the one-half year period.

2. Expenses paid during the period reflect ongoing costs for the period from inception through December 31, 2009. Had these shares been offered for the full six-month period ended December 31, 2009, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $5.55 for Investor Class and $9.35 for Class C and the ending account value would have been $1,019.40 for Investor Class and $1,015.70 for Class C.

3. Investor Class and Class C shares began investment operations on November 16, 2009.





                                                   mainstayinvestments.com    33

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                   98.4
Other Assets, Less Liabilities                   1.1
Preferred Stock                                  0.5





See Portfolio of Investments beginning on page 38 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2009


    1.  Imperial Tobacco Group PLC
    2.  Diageo PLC
    3.  InBev N.V.
    4.  Nestle S.A. Registered
    5.  Altria Group, Inc.
    6.  Lorillard, Inc.
    7.  BCE, Inc.
    8.  Johnson & Johnson
    9.  Philip Morris International, Inc.
   10.  Verizon Communications, Inc.






34    MainStay Epoch Global Equity Yield Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS ERIC SAPPENFIELD, WILLIAM PRIEST, CFA, AND MICHAEL WELHOELTER, CFA, OF EPOCH INVESTMENT PARTNERS, INC. (EPOCH), THE FUND'S SUBADVISOR.(1)

HOW DID MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEM-BER 31, 2009?

Excluding all sales charges, MainStay Epoch Global Equity Yield Fund returned 22.52% for Investor Class shares, 22.47% for Class A shares and 21.29% for Class C shares for the 12 months ended December 31, 2009.(2) Over the same period, Class I shares returned 22.49%. All share classes underperformed the 31.74% return of the average Lipper(3) global multi-cap value fund, the 29.99% return of the MSCI World Index(4) and the 33.30% return of the BMI World Index(5) for the 12 months ended December 31, 2009. The MSCI World Index is the Fund's broad-based securities-market index. See page 31 for performance with sales charges.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING 2009?

The stock market experienced substantial volatility during 2009, but when investors began to believe that a systemic crisis had been averted, many focused on sectors and stocks that had experienced major setbacks in the last few months of 2008 and the early part of 2009. Stocks with high credit risk, high oper-ational leverage and low yield and companies with smaller capitalizations performed very well after the first quarter of 2009. Since the Fund invests in high-quality companies, however, it lagged the market during much of the rally.

Toward the end of the year, however, the market began to discount its own optimism in some of these areas. Although the Fund outperformed the MSCI World Index in the fourth quarter, it underper-formed for the year. Even so, the Fund performed as expected in a momentum-driven market where fundamentals appeared to have little importance.
The Fund collected dividends well above the market average, and throughout the year, the Fund's returns showed significantly lower volatility than the market as a whole.

WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS WERE THE WEAKEST?

The Fund's strongest-performing sectors relative to the MSCI World Index were consumer staples, health care and industrials. Although the consumer staples sector as a whole lagged the benchmark, the Fund benefited from good stock selection and an overweight sector position. In health care, the Fund benefited from an underweight position when the sector underperformed the benchmark. Positive stock selection helped the Fund in both absolute and relative terms. In industrials, the Fund was underweight relative to the MSCI World Index, but again benefited from positive stock selection. In industrials, performance was positive in absolute terms and stock selection was positive, though the Fund was underweight in the sector, which did well relative to the benchmark.


Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of large companies. Stocks of small-capitalization companies may be subject to more price volatility, significantly lower trading volumes, cyclical, static, or moderate growth prospects and greater spreads between bid and ask prices than stocks of larger companies. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies. The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes to be their full value or that they may go down in value. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. Investments in foreign companies in the form of depository receipts, such as ADRs, may entail the special risks of international investing. Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Fund's fixed-income securities and share price to decline.

1. On October 30, 2009, the shareholders of Epoch Global Equity Shareholder Yield Fund (the "Predecessor Fund"), a series of the World Funds, Inc., approved the reorganization of the Predecessor Fund into the Fund, a "shell" series of MainStay Funds Trust. The reorganization closed on November 13, 2009, and the Fund assumed the performance, financial and other historical information of the Predecessor Fund for periods prior to that date. Accordingly, for the period from January 1, 2009, to November 13, 2009, the Fund's performance figures reflect the performance of the Predecessor Fund. The same team of portfolio managers who managed the Predecessor Fund also manage the Fund.
2. Performance figures for Investor Class and Class C shares, first offered 11/16/09, include the historical performance of Class I shares through 11/13/09, adjusted for differences in certain contractual expenses and fees.
3. See footnote on page 32 for more information on Lipper Inc.
4. See footnote on page 32 for more information on the MSCI World Index.
5. See footnote on page 32 for more information on the BMI World Index.

                                                   mainstayinvestments.com    35

The Fund's weakest sectors in terms of relative performance were information technology, telecommunications and consumer discretionary. Although the Fund saw strong absolute performance in information technology, an underweight position and weak stock selection hurt performance relative to the benchmark. Within the sector, companies with substantial free cash flow and meaningful free cash flow allocations to shareholders are rare--and because they have stronger balance sheets than most companies, they were not marked down as significantly following the collapse of Lehman Brothers in 2008.

In telecommunication services, absolute returns were positive, and stock selection was relatively strong. Unfortunately, the Fund was overweight in the sector, which underperformed the benchmark when investors shifted away from traditionally defensive stocks.

In the consumer discretionary sector, absolute returns were positive, but the Fund was underweight relative to the MSCI World Index, and stock selection in the sector was weak relative to the benchmark. Once again, the Fund's quality orientation kept it from in-vesting in some of the market's strongest performers during the sharp recovery in 2009.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE, AND WHICH STOCKS WERE PARTICULARLY WEAK?

The stocks with the strongest positive absolute returns in the Fund were global brewer Anheuser-Busch InBev N.V. of Belgium, Australian bank Westpac Banking and Australia-based miner BHP Billiton.

We held Anheuser-Busch InBev N.V. throughout the year. As Westpac Banking's share price rose very strongly, we trimmed the position toward the end of the year. We added BHP Billiton during 2009. The stock price had fallen sharply following the company's failed bid for Rio Tinto and the collapse in commodity prices. Adding to the stock's attractiveness was management's resolve to return cash flow to shareholders rather than pursue suboptimal projects.

The Fund's poorest-performing stocks during the year were U.S. companies, including steelmaker Nucor, commercial bank U.S. Bancorp, and chemical manufacturer Dow Chemical. All three stocks produced negative absolute returns.

We trimmed the Fund's position in Nucor during the year. The Fund's position in U.S. Bancorp was sold because of potential asset-quality concerns and weaker performance than other regional banks. In our opinion, Dow Chemical's bid for Rohm and Haas created too much financing risk, and we sold the position as details of the bid became clearer.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING 2009?

The Fund established a new position in Meggitt, a U.K.-based company that designs and manufactures high-tech products and systems for the aerospace & defense industry and other industries. We also established a new position in Tupperware, the global direct seller of consumer products, including storage and serving solutions for the home and kitchen. We felt that the company had identified a significant source of new revenues among consumers in emerging markets. The Fund established a position in Westpac Banking, which is one of the top four banks in Australia and provides a wide range of banking and financial services. Following the financial crisis, major banks assumed dominant positions in the credit markets, and the Fund's new position was a top performer.

During 2009, the Fund sold Eni, an Italian energy and utility company with global reach. About midyear, the company announced a significant change in its strategy, including reducing its dividend and increasing capital expenditures. The stock no longer fit our investment thesis. The Fund sold food and beverage company Kraft after the company put out a bid for Cadbury. While the acquisition made strategic sense, we were concerned that Kraft might overpay for Cadbury's confectionary business. The Fund also sold its position in Lion Nathan, an Australian comp-any that produces and distributes premium alcoholic beverages. Kirin Brewing of Japan made a fully val-ued bid for the company and we reallocated the capital.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE OVER THE COURSE OF 2009?

During the year, we increased the Fund's consumer discretionary exposure from significantly under-weight to closer to a benchmark weighting. In parti-cular, we added to stocks with exposure to consumers in emerging markets, including Coca-Cola and Tup-perware. We also added to Next PLC in the U.K., a retailer seeking to generate substantial excess free cash flows. During the year, we added to the Fund's exposure in financials, but remained significantly underweight relative to the MSCI World Index. In particular, the Fund had little exposure to banks or real estate stocks. We increased exposure mainly by adding to insurance companies such as Arthur J. Gallagher and MetLife in the United States and SCOR in France. We added to the Fund's weighting in industrials during the year, but remained underweight. We added British


36    MainStay Epoch Global Equity Yield Fund

Aerospace and Meggitt in the U.K. as we considered both to be major beneficiaries of positive trends in the aerospace & defense industry. In addition, we bought Toll Holdings in Australia. The company is involved in transportation logistics in Asia.

During 2009, we decreased the Fund's exposure to a number of European telecommunication services stocks including Belgacom, France Telecom and Swisscom. We also decreased exposure to Verizon in the United States. The Fund remained overweight in the sector but has reallocated some capital to stocks that we found more attractive.

The Fund typically has an underweight position in materials because of business cyclicality and the need for substantial reinvestment of capital. The Fund's weighting was further reduced as we sold Southern Peru Copper. We also sold Dow Chemical after the company acquired Rohm and Haas. The acquisition left Dow Chemical with more debt than we found appealing.

HOW WAS THE FUND POSITIONED AT THE END OF 2009?

As of December 31, 2009, the Fund was overweight relative to the benchmark in consumer staples, telecommunications and utilities. The overweight positions in consumer staples and utilities helped performance, but the overweight in strong telecommunication companies hurt when the market rewarded higher-risk securities.

As of the same date, the Fund was underweight in financials, health care and information technology. In these sectors, we stuck with higher-quality companies with strong cash flow.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    37

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2009



                                       SHARES           VALUE
COMMON STOCKS 98.4%+
-------------------------------------------------------------

AUSTRALIA 2.1%
BHP Billiton, Ltd., Sponsored
  ADR (Metals & Mining) (a)            28,400   $   2,174,872
Toll Holdings, Ltd. (Air
  Freight & Logistics)                503,900       3,926,806
Westpac Banking Corp.
  (Commercial Banks)                  113,302       2,550,339
                                                -------------
                                                    8,652,017
                                                -------------

BELGIUM 2.6%
Anheuser-Busch InBev N.V.
  (Beverages) (b)                     228,800           1,638
V  InBev N.V. (Beverages)             150,000       7,749,615
Mobistar S.A. (Wireless
  Telecommunication Services)          41,200       2,817,474
                                                -------------
                                                   10,568,727
                                                -------------

BRAZIL 0.5%
Redecard S.A. (IT Services)           109,600       1,805,966
                                                -------------


CANADA 4.0%
V  BCE, Inc. (Diversified
  Telecommunication Services)         246,500       6,835,110
Canadian Oil Sands Trust (Oil,
  Gas & Consumable Fuels)             183,200       5,239,290
Shaw Communications, Inc.
  (Media)                             200,900       4,162,646
                                                -------------
                                                   16,237,046
                                                -------------

FINLAND 0.6%
Fortum Oyj (Electric
  Utilities)                           81,000       2,194,373
                                                -------------


FRANCE 6.5%
Air Liquide S.A. (Chemicals)           44,500       5,252,932
France Telecom S.A.
  (Diversified
  Telecommunication Services)         225,000       5,617,667
SCOR SE (Insurance)                   110,200       2,752,575
Total S.A. (Oil, Gas &
  Consumable Fuels)                    63,600       4,075,587
Vinci S.A. (Construction &
  Engineering)                         89,100       4,990,496
Vivendi (Media)                       125,600       3,707,924
                                                -------------
                                                   26,397,181
                                                -------------

GERMANY 2.0%
BASF A.G. (Chemicals)                  65,000       4,031,720
RWE A.G. (Multi-Utilities)             43,150       4,193,212
                                                -------------
                                                    8,224,932
                                                -------------

ITALY 1.9%
Enel S.p.A. (Electric
  Utilities)                          704,800       4,092,711
Terna S.p.A. (Electric
  Utilities)                          828,100       3,563,141
                                                -------------
                                                    7,655,852
                                                -------------

NORWAY 1.0%
StatoilHydro ASA, Sponsored
  ADR (Oil, Gas & Consumable
  Fuels) (a)                          162,400       4,045,384
                                                -------------


PHILIPPINES 1.0%
Philippine Long Distance
  Telephone Co., Sponsored ADR
  (Wireless Telecommunication
  Services) (a)                        73,631       4,172,669
                                                -------------


SPAIN 2.0%
Banco Santander S.A.
  (Commercial Banks)                  115,900       1,904,225
Telefonica S.A. (Diversified
  Telecommunication Services)         222,000       6,187,484
                                                -------------
                                                    8,091,709
                                                -------------

SWEDEN 0.8%
Assa Abloy AB (Building
  Products)                           173,400       3,320,459
                                                -------------


SWITZERLAND 3.9%
V  Nestle S.A. Registered
  (Food Products)                     156,400       7,598,350
Roche Holding A.G.,
  Genusscheine
  (Pharmaceuticals)                    12,100       2,058,406
Swisscom A.G. (Diversified
  Telecommunication Services)          16,400       6,254,128
                                                -------------
                                                   15,910,884
                                                -------------

TAIWAN 1.6%
Chunghwa Telecom Co., Ltd.,
  ADR (Diversified
  Telecommunication Services)
  (a)                                 110,528       2,052,505
Taiwan Semiconductor
  Manufacturing Co., Ltd.,
  Sponsored ADR
  (Semiconductors &
  Semiconductor Equipment) (a)        199,600       2,283,424
Taiwan Semiconductor
  Manufacturing Co., Ltd.
  (Semiconductors &
  Semiconductor Equipment)          1,117,400       2,241,434
                                                -------------
                                                    6,577,363
                                                -------------

UNITED KINGDOM 19.6%
AstraZeneca PLC, Sponsored ADR
  (Pharmaceuticals) (a)               105,100       4,933,394
BAE Systems PLC (Aerospace &
  Defense)                            691,500       3,984,997
BP PLC, Sponsored ADR (Oil,
  Gas & Consumable Fuels) (a)          89,400       5,182,518
British American Tobacco PLC
  (Tobacco)                           126,600       4,106,980
Compass Group PLC (Hotels,
  Restaurants & Leisure)              456,400       3,259,719
V  Diageo PLC, Sponsored ADR
  (Beverages) (a)                     118,200       8,204,262
Firstgroup PLC (Road & Rail)          467,900       3,192,059
V  Imperial Tobacco Group PLC
  (Tobacco)                           286,400       9,025,951


 + Percentages indicated are based on Fund net assets.
 V Among the Fund's 10 largest holdings, as of December 31, 2009, excluding short-term investment. One of the ten largest holdings may be a security traded on more than one exchange. May be subject to change daily.


38    MainStay Epoch Global Equity Yield Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                       SHARES           VALUE
COMMON STOCKS (CONTINUED)
UNITED KINGDOM (CONTINUED)
Meggitt PLC (Aerospace &
  Defense)                          1,000,600   $   4,197,457
National Grid PLC (Multi-
  Utilities)                          500,250       5,468,282
Next PLC (Multiline Retail)           124,000       4,134,141
Pearson PLC (Media)                   340,500       4,894,905
Royal Dutch Shell PLC Class A,
  ADR (Oil, Gas & Consumable
  Fuels) (a)                           85,400       5,133,394
Scottish & Southern Energy PLC
  (Electric Utilities)                189,900       3,548,715
United Utilities Group PLC
  (Multi-Utilities)                   543,159       4,321,685
Vodafone Group PLC (Wireless
  Telecommunication Services)       2,653,800       6,145,407
                                                -------------
                                                   79,733,866
                                                -------------

UNITED STATES 48.3%
V  Altria Group, Inc.
  (Tobacco)                           358,300       7,033,429
Arthur J. Gallagher & Co.
  (Insurance)                         117,200       2,638,172
AT&T, Inc. (Diversified
  Telecommunication Services)         221,355       6,204,581
Automatic Data Processing,
  Inc. (IT Services)                   48,600       2,081,052
Bemis Co., Inc. (Containers &
  Packaging)                           74,000       2,194,100
Bristol-Myers Squibb Co.
  (Pharmaceuticals)                   206,300       5,209,075
CenturyTel, Inc. (Diversified
  Telecommunication Services)         144,700       5,239,587
Chevron Corp. (Oil, Gas &
  Consumable Fuels)                    37,800       2,910,222
Coca-Cola Co. (The)
  (Beverages)                          37,800       2,154,600
Coca-Cola Enterprises, Inc.
  (Beverages)                         102,000       2,162,400
Diamond Offshore Drilling,
  Inc. (Energy Equipment &
  Services)                            51,400       5,058,788
Duke Energy Corp. (Electric
  Utilities)                          342,850       5,900,448
E.I. du Pont de Nemours & Co.
  (Chemicals)                          83,000       2,794,610
Emerson Electric Co.
  (Electrical Equipment)              105,500       4,494,300
ExxonMobil Corp. (Oil, Gas &
  Consumable Fuels)                    26,800       1,827,492
Federated Investors, Inc.
  Class B
  (Capital Markets)                    69,600       1,914,000
First Niagara Financial Group,
  Inc. (Thrifts & Mortgage
  Finance)                            146,700       2,040,597
Genuine Parts Co.
  (Distributors)                      101,800       3,864,328
H.J. Heinz Co. (Food Products)         70,300       3,006,028
Honeywell International, Inc.
  (Aerospace & Defense)               106,800       4,186,560
Hudson City Bancorp, Inc.
  (Thrifts & Mortgage Finance)        154,900       2,126,777
V  Johnson & Johnson
  (Pharmaceuticals)                   105,500       6,795,255
Kellogg Co. (Food Products)            78,500       4,176,200
Kimberly-Clark Corp.
  (Household Products)                 65,600       4,179,376
Kinder Morgan Energy Partners,
  L.P. (Oil, Gas & Consumable
  Fuels)                               71,300       4,347,874
V  Lorillard, Inc. (Tobacco)           86,400       6,931,872
McDonald's Corp. (Hotels,
  Restaurants & Leisure)               66,600       4,158,504
Merck & Co., Inc.
  (Pharmaceuticals)                   132,900       4,856,166
MetLife, Inc. (Insurance)              53,200       1,880,620
Microchip Technology, Inc.
  (Semiconductors &
  Semiconductor Equipment)             78,300       2,275,398
Microsoft Corp. (Software)            150,000       4,573,500
Nicor, Inc. (Gas Utilities)            72,700       3,060,670
NiSource, Inc. (Multi-
  Utilities)                          223,000       3,429,740
NSTAR (Multi-Utilities)                61,600       2,266,880
Nucor Corp. (Metals & Mining)          41,200       1,921,980
OGE Energy Corp. (Multi-
  Utilities)                          123,200       4,544,848
ONEOK, Inc. (Gas Utilities)            88,700       3,953,359
Oracle Corp. (Software)               122,200       2,998,788
V  Philip Morris
  International, Inc.
  (Tobacco)                           141,000       6,794,790
Pitney Bowes, Inc. (Commercial

  Services & Supplies)                 78,000       1,775,280
Progress Energy, Inc.
  (Electric Utilities)                 50,900       2,087,409
Reynolds American, Inc.
  (Tobacco)                            44,500       2,357,165
SCANA Corp. (Multi-Utilities)          50,900       1,917,912
Southern Co. (The) (Electric
  Utilities)                          120,500       4,015,060
Spectra Energy Corp. (Oil, Gas
  &
  Consumable Fuels)                   200,900       4,120,459
TECO Energy, Inc. (Multi-
  Utilities)                          180,500       2,927,710
Tupperware Brands Corp.
  (Household Durables)                 76,000       3,539,320
Vectren Corp. (Multi-
  Utilities)                           76,700       1,892,956
Ventas, Inc. (Real Estate
  Investment Trusts)                   25,400       1,110,996
V  Verizon Communications,
  Inc. (Diversified
  Telecommunication Services)         199,200       6,599,496
VF Corp. (Textiles, Apparel &
  Luxury Goods)                        38,800       2,841,712
Wal-Mart Stores, Inc. (Food &
  Staples Retailing)                   38,800       2,073,860
Waste Management, Inc.
  (Commercial Services &
  Supplies)                            91,100       3,080,091
Westar Energy, Inc. (Electric
  Utilities)                          135,950       2,952,834
WGL Holdings, Inc. (Gas
  Utilities)                           78,400       2,629,536
Windstream Corp. (Diversified
  Telecommunication Services)         195,200       2,145,248
                                                -------------
                                                  196,254,010
                                                -------------
Total Common Stocks
  (Cost $370,076,692)                             399,842,438
                                                -------------





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              39


                                       SHARES           VALUE
PREFERRED STOCK 0.5%
-------------------------------------------------------------

UNITED STATES 0.5%
MetLife, Inc. (Insurance)
  6.50%                                88,700   $   2,128,800
                                                -------------
Total Preferred Stock
  (Cost $2,022,980)                                 2,128,800
                                                -------------
Total Investments
  (Cost $372,099,672) (c)                98.9%    401,971,238
Other Assets, Less Liabilities            1.1       4,654,721
                                        -----    ------------
Net Assets                              100.0%  $ 406,625,959
                                        =====    ============





(a)  ADR -- American Depositary Receipt.
(b)  Non-income producing security.
(c)  At December 31, 2009, cost is
     $372,588,531 for federal income tax
     purposes and net unrealized appreciation is as follows:



Gross unrealized appreciation      $ 43,431,497
Gross unrealized depreciation       (14,048,790)
                                   ------------
Net unrealized appreciation        $ 29,382,707
                                   ============





The following is a summary of the fair valuations according to the inputs used as of December 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                              QUOTED PRICES
                                                  IN ACTIVE    SIGNIFICANT
                                                MARKETS FOR          OTHER      SIGNIFICANT
                                                  IDENTICAL     OBSERVABLE     UNOBSERVABLE
                                                     ASSETS         INPUTS           INPUTS
 DESCRIPTION                                      (LEVEL 1)      (LEVEL 2)        (LEVEL 3)           TOTAL
Investment in Securities (a)
  Common Stocks (b)                            $250,673,478   $149,168,960    $          --    $399,842,438
  Preferred Stock                                 2,128,800             --               --       2,128,800
                                               ------------   ------------    -------------    ------------
Total Investment in Securities                 $252,802,278   $149,168,960              $--    $401,971,238
                                               ============   ============    =============    ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

(b) Level 1 assets represent ADRs, securities listed under Canada and United States.

At December 31, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).




40    MainStay Epoch Global Equity Yield Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Epoch Global Equity Yield Fund investments by industry.

INDUSTRY DIVERSIFICATION


                                     VALUE    PERCENT+
Aerospace & Defense           $ 12,369,014         3.0%
Air Freight & Logistics          3,926,806         1.0
Beverages                       20,272,515         4.9
Building Products                3,320,459         0.8
Capital Markets                  1,914,000         0.5
Chemicals                       12,079,262         3.0
Commercial Banks                 4,454,564         1.1
Commercial Services &
  Supplies                       4,855,371         1.2
Construction & Engineering       4,990,496         1.2
Containers & Packaging           2,194,100         0.5
Distributors                     3,864,328         1.0
Diversified
  Telecommunication Services    47,135,806        11.5
Electric Utilities              28,354,691         7.1
Electrical Equipment             4,494,300         1.1
Energy Equipment & Services      5,058,788         1.2
Food & Staples Retailing         2,073,860         0.5
Food Products                   14,780,578         3.6
Gas Utilities                    9,643,565         2.4
Hotels, Restaurants &
  Leisure                        7,418,223         1.8
Household Durables               3,539,320         0.9
Household Products               4,179,376         1.0
IT Services                      3,887,018         1.0
Insurance                        9,400,167         2.4
Media                           12,765,475         3.1
Metals & Mining                  4,096,852         1.0
Multi-Utilities                 30,963,225         7.6
Multiline Retail                 4,134,141         1.0
Oil, Gas & Consumable Fuels     36,882,220         9.2
Pharmaceuticals                 23,852,296         5.9
Real Estate Investment
  Trusts                         1,110,996         0.3
Road & Rail                      3,192,059         0.8
Semiconductors &
  Semiconductor Equipment        6,800,256         1.7
Software                         7,572,288         1.8
Textiles, Apparel & Luxury
  Goods                          2,841,712         0.7
Thrifts & Mortgage Finance       4,167,374         1.0
Tobacco                         36,250,187         8.9
Wireless Telecommunication
  Services                      13,135,550         3.2
                              ------------       -----
                               401,971,238        98.9
Other Assets, Less
  Liabilities                    4,654,721         1.1
                              ------------       -----
Net Assets                    $406,625,959       100.0%
                              ============       =====




+ Percentages indicated are based on Fund net assets.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              41

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $372,099,672)     $ 401,971,238
Cash denominated in foreign
  currencies (identified cost
  $5,721,704)                            5,740,255
Receivables:
  Dividends and interest                 1,467,841
  Fund shares sold                         653,578
Other assets                               112,380
                                     -------------
     Total assets                      409,945,292
                                     -------------
LIABILITIES:
Due to custodian                         1,871,666
Payables:
  Fund shares redeemed                     950,977
  Manager (See Note 3)                     245,549
  Investment securities purchased          197,594
  Administration and accounting fee         27,391
  Professional fees                         10,779
  NYLIFE Distributors (See Note 3)           9,114
  Custodian                                  6,120
  Shareholder communication                    143
                                     -------------
     Total liabilities                   3,319,333
                                     -------------
Net assets                           $ 406,625,959
                                     =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.001 per share)
  unlimited number of shares
  authorized                         $      29,685
Additional paid-in capital             526,234,287
                                     -------------
                                       526,263,972
Accumulated undistributed net
  investment income                      1,392,718
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (150,927,393)
Net unrealized appreciation on
  investments                           29,871,566
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies         25,096
                                     -------------
Net assets                           $ 406,625,959
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $      25,633
                                     =============
Shares of beneficial interest
  outstanding                                1,869
                                     =============
Net asset value per share
  outstanding                        $       13.72
Maximum sales charge (5.50% of
  offering price)                             0.80
                                     -------------
Maximum offering price per share
  outstanding                        $       14.52
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $  23,336,221
                                     =============
Shares of beneficial interest
  outstanding                            1,700,717
                                     =============
Net asset value per share
  outstanding                        $       13.72
Maximum sales charge (5.50% of
  offering price)                             0.80
                                     -------------
Maximum offering price per share
  outstanding                        $       14.52
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $      35,785
                                     =============
Shares of beneficial interest
  outstanding                                2,609
                                     =============
Net asset value and offering price
  per share outstanding              $       13.72
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $ 383,228,320
                                     =============
Shares of beneficial interest
  outstanding                           27,980,231
                                     =============
Net asset value and offering price
  per share outstanding              $       13.70
                                     =============






42    MainStay Epoch Global Equity Yield Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $ 16,913,988
  Interest                                 28,268
                                     ------------
     Total income                      16,942,256
                                     ------------
EXPENSES:
  Manager (See Note 3)                  2,465,014
  Administration and accounting
     fees                                 299,183
  Custodian                               140,119
  Transfer agent--(See Note 3)            111,760
  Distribution/Service (See Note 3)        55,010
  Professional fees                        50,472
  Registration                             47,469
  Shareholder communication                45,382
  Trustees                                 11,519
  Miscellaneous                           215,244
                                     ------------
     Total expenses                     3,441,172
                                     ------------
Net investment income                  13,501,084
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions               (54,364,178)
  Foreign currency transactions        (1,391,278)
                                     ------------
Net realized loss on investments
  and foreign currency transactions   (55,755,456)
                                     ------------
Net change in unrealized
  depreciation on:
  Investments                         121,783,793
  Translation of other assets and
     liabilities in foreign
     currencies                           394,328
                                     ------------
Net change in unrealized
  depreciation on investments and
  foreign currency transactions       122,178,121
                                     ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                         66,422,665
                                     ------------
Net increase in net assets
  resulting from operations          $ 79,923,749
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $986,816.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              43

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008


                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $  13,501,084   $  22,203,158
 Net realized loss on
  investments and foreign
  currency transactions         (55,755,456)   (100,701,531)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and foreign
  currency transactions         122,178,121    (109,475,635)
                              -----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     79,923,749    (187,974,008)
                              -----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class                     (151)             --
    Class A                        (665,965)       (541,418)
    Class C                            (181)             --
    Class I                     (10,698,508)    (17,605,363)
                              -----------------------------
                                (11,364,805)    (18,146,781)
                              -----------------------------
 From net realized gain on investments:
    Class A                              --        (115,391)
    Class I                              --      (2,080,618)
                              -----------------------------
                                         --      (2,196,009)
                              -----------------------------
 Return of Capital:
    Investor Class                       --              --
    Class A                              --         (51,670)
    Class C                              --              --
    Class I                              --      (1,641,966)
                              -----------------------------
                                         --      (1,693,636)
                              -----------------------------
 Total dividends and
  distributions to
  shareholders                  (11,364,805)    (22,036,426)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        184,852,742     374,462,803
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              10,140,348      20,979,165
 Cost of shares redeemed
  (a)                          (170,919,032)   (426,057,455)
                              -----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                24,074,058     (30,615,487)
                              -----------------------------
    Net increase (decrease)
     in net assets               92,633,002    (240,625,921)

NET ASSETS:
Beginning of year               313,992,957     554,618,878
                              -----------------------------
End of year                   $ 406,625,959   $ 313,992,957
                              =============================
Accumulated undistributed
 net investment income at
 end of year                  $   1,392,718   $     736,842
                              =============================



(a) Cost of shares redeemed net of redemption fee of $136 and $8,520 for the years ended December 31, 2009 and 2008, respectively. (See Note 2(k))



44    MainStay Epoch Global Equity Yield Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                     INVESTOR CLASS                               CLASS A
                                     --------------       ------------------------------------------------------
                                      NOVEMBER 16,                                                   AUGUST 2,
                                         2009**                                                        2006**
                                         THROUGH                                                       THROUGH
                                      DECEMBER 31,              YEAR ENDED DECEMBER 31,             DECEMBER 31,

                                     ---------------------------------------------------------------------------
                                          2009              2009          2008          2007            2006
Net asset value at beginning
  of period                              $13.46           $ 11.52       $ 17.72       $ 17.94          $16.00
                                         ------           -------       -------       -------          ------
Net investment income                      0.05              0.44          0.59 (a)      0.69            0.19
Net realized and unrealized
  gain (loss) on investments               0.29              2.14         (6.18)         0.79            1.99
Net realized and unrealized
  loss on foreign currency
  transactions                               --             (0.03)           --            --              --
                                         ------           -------       -------       -------          ------
Total from investment
  operations                               0.34              2.55         (5.59)         1.48            2.18
                                         ------           -------       -------       -------          ------
Less dividends and
  distributions:
  From net investment income              (0.08)            (0.35)        (0.48)        (0.72)          (0.21)
  From net realized gain on
     investments                             --                --         (0.08)        (0.99)          (0.03)
  Return of capital                          --                --         (0.05)           --              --
                                         ------           -------       -------       -------          ------
Total dividends and
  distributions                           (0.08)            (0.35)        (0.61)        (1.71)          (0.24)
                                         ------           -------       -------       -------          ------
Redemption fee                               --              0.00 ++       0.00 ++       0.01              --
                                         ------           -------       -------       -------          ------
Net asset value at end of
  period                                 $13.72           $ 13.72       $ 11.52       $ 17.72          $17.94
                                         ======           =======       =======       =======          ======
Total investment return (b)                2.54%(c)         22.47%       (32.19%)        8.34%          13.73%(c)
Ratios (to average net
  assets)/ Supplemental Data:
  Net investment income                    2.67%++           3.66%         4.01%         3.97%           2.74%++
  Net expenses                             1.09%++           1.21%         1.18%         1.16%           1.30%++
Portfolio turnover rate                      59%               59%           72%           47%             32%
Net assets at end of period
  (in 000's)                             $   26           $23,336       $16,480       $19,390          $1,593




                                        CLASS C                                           CLASS I
                                     -------------       -------------------------------------------------------------------------
                                     NOVEMBER 16,                                                                    DECEMBER 27,
                                        2009**                                                                          2005**
                                        THROUGH                                                                         THROUGH
                                      DECEMBER 31,                      YEAR ENDED DECEMBER 31,                       DECEMBER 31,

                                     ---------------------------------------------------------------------------------------------
                                          2009             2009           2008           2007           2006              2005
Net asset value at beginning
  of period                              $13.46          $  11.53       $  17.75       $  18.02       $  14.92          $ 15.00
                                         ------          --------       --------       --------       --------          -------
Net investment income (loss)               0.03              0.44           0.66 (a)       0.77           0.63            (0.00)++
Net realized and unrealized
  gain (loss) on investments               0.30              2.13          (6.24)          0.72           3.13            (0.08)
Net realized and unrealized
  loss on foreign currency
  transactions                               --             (0.03)            --             --             --               --
                                         ------          --------       --------       --------       --------          -------
Total from investment
  operations                               0.33              2.54          (5.58)          1.49           3.76            (0.08)
                                         ------          --------       --------       --------       --------          -------
Less dividends and
  distributions:
  From net investment income              (0.07)            (0.37)         (0.51)         (0.77)         (0.63)              --
  From net realized gain on
     investments                             --                --          (0.08)         (0.99)         (0.03)              --
  Return of capital                          --                --          (0.05)            --             --               --
                                         ------          --------       --------       --------       --------          -------
Total dividends and
  distributions                           (0.07)            (0.37)         (0.64)         (1.76)         (0.66)              --
                                         ------          --------       --------       --------       --------          -------
Redemption fee                               --              0.00 ++        0.00 ++        0.00 ++          --               --
                                         ------          --------       --------       --------       --------          -------
Net asset value at end of
  period                                 $13.72          $  13.70       $  11.53       $  17.75       $  18.02          $ 14.92
                                         ======          ========       ========       ========       ========          =======
Total investment return (b)                2.45%(c)         22.49%        (32.10%)         8.28%         25.71%           (0.53%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)             1.80%++           3.85%          4.40%          4.21%          3.88%           (1.10%)++
  Net expenses                             1.84%++           0.96%          0.93%          0.91%          1.05%            1.10%++
  Expenses (before
     waiver/reimbursement)                 1.84%++           0.96%          0.93%          0.91%          1.05%            3.59%++
Portfolio turnover rate                      59%               59%            72%            47%            32%               0%
Net assets at end of period
  (in 000's)                             $   36          $383,228       $297,513       $535,229       $272,016          $71,432




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              45

MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)




PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                      SINCE
AVERAGE ANNUAL              ONE     INCEPTION
TOTAL RETURNS               YEAR    (1/25/05)
---------------------------------------------
With sales charges         36.07%      5.80%
Excluding sales charges    43.99       7.02




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                              MSCI WORLD
                                                EX. US       S&P EPAC
                            INVESTOR CLASS     SMALL CAP    SMALL CAP
                                                 INDEX        INDEX
                            --------------    ----------    ---------
01/25/05                          9450           10000        10000
                                 11483           12529        12209
                                 15699           14967        15914
                                 17989           15458        16885
                                  9172            8034         9013
12/31/09                         13207           12117        12756





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                      SINCE
AVERAGE ANNUAL              ONE     INCEPTION
TOTAL RETURNS               YEAR     (8/2/06)
---------------------------------------------
With sales charges         35.98%     -2.10%
Excluding sales charges    43.90      -0.47




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                       MSCI WORLD
                                         EX. US       S&P EPAC
                                        SMALL CAP    SMALL CAP
                            CLASS A       INDEX        INDEX
                            -------    ----------    ---------
08/02/06                     23625        25000        25000
12/31/06                     27653        28391        29605
12/31/07                     31686        29323        31412
12/31/08                     16156        15239        16767
12/31/09                     23249        22985        23732





CLASS C SHARES(2)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                      SINCE
AVERAGE ANNUAL              ONE     INCEPTION
TOTAL RETURNS               YEAR    (1/25/05)
---------------------------------------------
With sales charges         43.10%      6.45%
Excluding sales charges    44.10       6.45




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                       MSCI WORLD
                                         EX. US       S&P EPAC
                                        SMALL CAP    SMALL CAP
                            CLASS C       INDEX        INDEX
                            -------    ----------    ---------
01/25/05                     10000        10000        10000
12/31/05                     12067        12529        12209
12/31/06                     16519        14967        15914
12/31/07                     18671        15458        16885
12/31/08                      9447         8034         9013
12/31/09                     13612        12117        12756




1. Performance tables and graphs do not reflect the deduction of the taxes that a shareholder would pay on distribution or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class and Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge and are subject to a contingent deferred sales charge ("CDSC") of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees.

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



46    MainStay Epoch International Small Cap Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                             SINCE
AVERAGE ANNUAL     ONE     INCEPTION
TOTAL RETURNS      YEAR    (1/25/05)
------------------------------------
                  45.52%      7.52%




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                       MSCI WORLD
                                         EX. US       S&P EPAC
                                        SMALL CAP    SMALL CAP
                            CLASS I       INDEX        INDEX
                            -------    ----------    ---------
01/25/05                     10000        10000        10000
12/31/05                     12180        12529        12209
12/31/06                     16841        14967        15914
12/31/07                     19226        15458        16885
12/31/08                      9826         8034         9013
12/31/09                     14299        12117        12756






 BENCHMARK PERFORMANCE                                  ONE       SINCE
                                                        YEAR    INCEPTION
-------------------------------------------------------------------------
MSCI World Ex. U.S. Small Cap Index(3)                 50.82%      3.97%
S&P EPAC Small Cap Index(4)                            41.54       5.06
Average Lipper international multi-cap core fund(5)    33.31       4.73



   New York Life Investments may recoup the amount of any expense reimbursements from the Fund pursuant to the expense limitation agreement if such action does not cause the Fund to exceed existing limitations and the recoupment is made within the fiscal year in which New York Life Investments incurred the expense. The agreement will expire two years after November 13, 2009, unless extended by New York Life Investments and approved by the Board of Trustees. The Fund is the successor to the Epoch International Small Cap Fund. Performance figures for Class I shares and Class A shares reflect the historical performance of the Institutional shares and the Class P shares, respectively, each of the Epoch International Small Cap Fund (the predecessor to the Fund, which was subject to a different fee structure).
2. Performance figures for Investor Class and Class C shares, first offered November 16, 2009, include the historical performance of Class I shares through November 13, 2009 adjusted for differences in certain contractual expenses and fees.
3. The Morgan Stanley Capital International World Ex. U.S. Small Cap Index is composed of small capitalization stocks designed to measure equity performance in 22 global developed markets, excluding the U.S. Total returns assume reinvestment of all dividends and capital gains. The Fund has selected the MSCI World Ex. U.S. Small Cap Index as its primary benchmark index in replacement of the S&P EPAC Small Cap Index because it believes the MSCI World Ex. U.S. Small Cap Index is more reflective of the Fund's current investment style. An investment cannot be made directly in an index.
4. The S&P Europe, Pacific and Asia (EPAC) Small Cap Index measures the performance of the smallest companies from the European and Pacific countries represented in the S&P Broad Market Index. The S&P EPAC Small Cap Index represents the bottom 15% of the total market capitalization of each country. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5. The average Lipper international multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap core funds typically have an average price-to-cash flow ratio, price-to book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    47

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2009, to December 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2009, to December 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    7/1/09(3)       12/31/09       PERIOD(1)        12/31/09        PERIOD(1)
INVESTOR CLASS SHARES(2)       $1,000.00       $  981.40        $ 2.07         $1,014.30         $2.11
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,246.10        $10.70         $1,013.00         $9.59
--------------------------------------------------------------------------------------------------------

CLASS C SHARES(2)              $1,000.00       $  980.10        $ 3.05         $1,011.20         $3.09
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,253.10        $ 8.63         $1,014.60         $7.72
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.59% for Investor Class, 1.89% for Class A, 2.34% for Class C and 1.52% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 days for Class A and Class I (to reflect the one-half year period) and 48 days for Investor Class and Class C (to reflect the since-inception period).The table above represents actual expenses incurred during the one-half year period.

2. Expenses paid during the period reflect ongoing costs for the period from inception through December 31, 2009. Had these shares been offered for the full six-month period ended December 31, 2009, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $8.08 for Investor Class and $11.87 for Class C and the ending account value would have been $1,016.90 for Investor Class and $1,013.20 for Class C.

3. Investor Class and Class C shares began investment operations on November 16, 2009.



48    MainStay Epoch International Small Cap Fund

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                   97.1
Preferred Stock                                  1.4
Short-Term Investment                            1.1
Other Assets, Less Liabilities                   0.4





See Portfolio of Investments beginning on page 53 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Azimut Holding S.p.A
    2.  Localiza Rent a Car S.A.
    3.  Rhodia S.A.
    4.  Intermediate Capital Group PLC
    5.  Technip S.A.
    6.  Temenos Group A.G. Registered
    7.  Sino-Forest Corp.
    8.  Diagnosticos da America S.A.
    9.  Sysmex Corp.
   10.  Nifco, Inc. /Japan





                                                   mainstayinvestments.com    49

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS EMILY BAKER, WILLIAM PRIEST, CFA, AND MICHAEL WELHOELTER, CFA, OF EPOCH INVESTMENT PARTNERS, INC. (EPOCH), THE FUND'S SUBADVISOR.(1)

HOW DID MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEM-BER 31, 2009?

Excluding all sales charges, MainStay Epoch International Small Cap Fund returned 43.99% for Investor Class shares, 43.90% for Class A shares and 44.10% for Class C shares for the 12 months ended December 31, 2009.(2) Over the same period, Class I shares returned 45.52%. All share classes outper-formed the 33.31% return of the average Lipper(3) international multi-cap core fund and underperformed the 50.82% return of the MSCI World Ex. U.S. Small Cap Index(4) for the 12 months ended December 31, 2009. All share classes outperformed the 41.54% return of the S&P EPAC Small Cap Index(5) during the reporting period. The MSCI World Ex. U.S. Small Cap Index is the Fund's broad-based securities-market index. See page 46 for performance with sales charges.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE IN 2009?

After the fall of Lehman Brothers in September 2008, markets declined, liquidity dried up and global markets gradually reassessed levels of systemic risk. Concerted government intervention on a global basis and significant monetary easing helped avoid a global depression. After the first quarter of 2009, it became clear that there would be no systemic crisis. Risk appetite began to recover, and liquidity began to find its way into stock markets around the globe. Small-cap stocks showed particularly strong performance in this environment.

The Fund underperformed its benchmark largely because of our focus on higher-quality companies with strong fundamentals. These companies lagged during the market rally--particularly during the first half of the year, when global equity markets were driven largely by momentum and with less attention to fundamentals. Toward the end of 2009, it became clear that much of the market's optimism had been discounted. At this point, most investors began to focus once again on companies with strong fundamentals, and the Fund began to outperform the MSCI World Ex. U.S. Small Cap Index.

DURING 2009, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH SECTORS WERE PARTICULARLY WEAK?

The Fund's best performing sectors relative to the MSCI World Ex. U.S. Small Cap Index were energy, industrials and consumer staples. The three weakest sectors on a relative basis were financials, information technology and utilities.

The Fund was almost fully invested throughout the year. Even so, given the strong performance of international equity markets, the small amount of cash the Fund held proved to be the single largest contributor to the Fund's underperformance relative to the MSCI World Ex. U.S. Small Cap Index.


Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of large companies. Stocks of small-capitalization companies may be subject to more price volatility, significantly lower trading volumes, cyclical, static, or moderate growth prospects and greater spreads between bid and ask prices than stocks of larger companies. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. Investments in ADRs and foreign currencies may be subject to the risks of foreign investing. The higher expenses and costs that may be associated with investments in foreign securities could negatively affect the Fund's total return. Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings and thus may be more vulnerable to changes in the economy. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment. The Fund may experience a portfolio turnover rate of more than 100% and may generate short-term capital gains.

1. On October 30, 2009, the shareholders of Epoch International Small Cap Fund (the "Predecessor Fund"), a series of the World Funds, Inc., approved the reorganization of the Predecessor Fund into the Fund, a "shell" series of MainStay Funds Trust. The reorganization closed on November 13, 2009, and the Fund assumed the performance, financial and other historical information of the Predecessor Fund for periods prior to that date. Accordingly, for the period from January 1, 2009, to November 13, 2009, the Fund's performance figures reflect the performance of the Predecessor Fund. The same team of portfolio managers who managed the Predecessor Fund also manage the Fund.
2. Performance figures for Investor Class and Class C shares, first offered 11/16/09, include the historical performance of Class I shares through 11/13/09, adjusted for differences in certain contractual expenses and fees.
3. See footnote on page 47 for more information on Lipper Inc.
4. See footnote on page 47 for more information on the MSCI World Ex. U.S. Small Cap Index.
5. See footnote on page 47 for more information on the S&P EPAC Small Cap Index.


50    MainStay Epoch International Small Cap Fund

CAN YOU PROVIDE ADDITIONAL DETAIL ON THE FUND'S ACTIVITY IN THESE STRONG AND WEAK SECTORS?

The Fund was overweight relative to the MSCI World Ex. U.S. Small Cap Index in the energy sector. The sector did well relative to the benchmark, and stock selection was very positive. Our holdings in oil services stocks did very well, as oil moved from $50 to $70 and order backlogs continued to support expectations of future growth. Going into the year, we felt that a number of oil services companies were oversold, and we bought positions in several stocks including SBM Offshore and Core Laboratories of the Netherlands while adding to positions in Technip of France, Subsea7 of Norway and Wellstream of the U.K. Toward the end of the reporting period, we took profits in the sector, eliminating the Fund's position in U.K. based exploration and production company Tullow Oil and flexible pipeline maker Wellstream.

The Fund began the year underweight in the industrials sector, but as we became more confident about global growth prospects, we added to the sector and moved to a slightly overweight position. Stock selection proved to be very positive relative to the sector and the benchmark. We added new positions based in Brazil, where we believed there would be a strong upturn in activity and continued infrastructure spending, and we added to the Fund's positions in Localiza Rent a Car S.A. and All America Latina Logistica S.A. We added to positions in companies in Europe that we believed would be beneficiaries of additional infrastructure spending. Examples included Italy-based companies Astaldi (a general contractor) and Ansaldo (a railroad technology company).

We moved from a significant defensive overweight position in consumer staples, which focused on low sales-value-item retailers, at the beginning of the year to a neutral position at year-end. Stock selection was again positive, but the sector lagged the MSCI World Ex. U.S. Small Cap Index as investors focused on speculative positions, especially beginning in the second quarter. We sold out of a number of defensive stocks in the food manufacturing sector, such as China Fishery Group in Hong Kong and Wimm Bill Dan Foods in Russia. We also lowered the Fund's weighting in defensive brewing and beverage companies such as Carlsberg of Denmark and Femsa of Mexico. We also reduced a number of the Fund's more defensive retailing positions, including Ministop in the Philippines, President Chain Store in Taiwan and Tsuruha Holdings in Japan. The sales resulted from our concerns about consumer spending in Asia.

In financials, asset-quality concerns and doubts about the functioning of the credit markets led us to position the Fund cautiously, reducing emphasis on banks. This proved to be the correct positioning early in the year. However, as massive monetary stimulus and direct government intervention helped stabilize the sector, many banks performed exceptionally well. We chose to rebuild weightings through better-quality insurance companies and asset managers. While these companies performed well, they tended to lag banks. Our underweight position in a strongly performing sector hurt performance, as did stock selection, which emphasized the incorrect types of companies during the reporting period.

The Fund was overweight in the information technology sector throughout the year, though we lowered the weighting in the second half after very strong performance. We eliminated the Fund's holdings of China Internet stock Baidu, which had performed extremely strongly. We reduced the Fund's weighting in a number of stocks that performed so well that they no longer qualified as small-cap companies. Our sale of Brazilian credit-card processor Redecard is one example. The sector continued to provide strong performance. As a result, our stock selection was a drag on returns for the entire year.

The utilities sector is a small sector in the MSCI World Ex. U.S. Small Cap Index. Utilities underperformed the benchmark as a whole, and our stock selection was poor relative to the benchmark. We reduced exposure to the sector from overweight at the start of the year to underweight by mid-year. We sold a number of European utilities, such as Northumbrian Water, and power companies AGL Energy in Australia and Okinawa Electric Power in Japan.

IN 2009, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH STOCKS WERE PARTICULARLY WEAK?

The Fund's strongest contributors to absolute return were Brazilian heath care services company Diagonisticos da America S.A., Norwegian oil services company Acergy S.A. and French oil services company Technip.

The Fund's weakest contributors to absolute performance were U.K.-based utility support-services company Spice PLC, Germany-based biotechnology company Morphosy and Japanese regional bank Seven Bank, Ltd.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES AND SALES DURING 2009?

The Fund initiated a position in Italy-based asset management company Azimut Holding S.p.A. in the first half of the year. We felt that investing in Azimut was a way to benefit from any recovery in the stock

                                                   mainstayinvestments.com    51
market--and financial services in particular--without necessarily taking on significant credit risks. We established a position in Japan-based manufacturing company Nifco. The company is active in several areas, and we particularly liked its exposure to the automotive industry. The Fund also invested in Rossi Residencial S.A., a Brazil-based holding company in the real estate and construction areas. We felt that these areas would perform well as the Brazilian government took measures to stimulate infrastructure and housing growth and as real disposable incomes increased.

The Fund sold its position in U.K.-based communi-cations and support-services company VT Group PLC midyear, when we became less attracted to defense sectors and wanted to gain more exposure to the financial, industrial and consumer sectors. Around the same time, we sold Spain-based information technology company Indra Sistemas S.A. We wanted to reduce exposure to the Spanish market and use the proceeds to invest elsewhere. During the second half of 2009, we sold the Fund's position in Japanese regional bank Seven Bank, Ltd. Although Japanese banks appeared to have less exposure to credit risk than many other banks around the world, we were concerned that the local economy was not likely to break out of its deflationary slump, and we sold the position to reinvest the proceeds in more promising areas.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE OVER THE COURSE OF 2009?

The Fund's most significant sector increases were in financials, industrials and materials. The most significant sector decreases were in health care, consumer staples and telecommunication services.

HOW WAS THE FUND POSITIONED AT THE END OF 2009?

As of December 31, 2009, the Fund was slightly overweight in industrials and overweight in health care. Both of these sectors added value to the Fund during the reporting period. As of the same date, the Fund was underweight in financials, which had a positive impact on performance, even though stock selection in the sector detracted. The Fund also closed the reporting period underweight in the con-sumer discretionary sector. Although we added to consumer discretionary holdings during 2009, the underweight position detracted from performance when consumer discretionary stocks rebounded sharply.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


52    MainStay Epoch International Small Cap Fund

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2009



                                        SHARES           VALUE
COMMON STOCKS 97.1%+
--------------------------------------------------------------

AUSTRALIA 1.2%
Centamin Egypt, Ltd. (Metals
  & Mining) (a)                        696,300   $   1,384,810
SAI Global, Ltd.
  (Professional Services)              189,350         681,173
                                                 -------------
                                                     2,065,983
                                                 -------------

AUSTRIA 1.2%
Andritz A.G. (Machinery)                15,500         894,838
Vienna Insurance Group
  (Insurance)                           21,100       1,083,466
                                                 -------------
                                                     1,978,304
                                                 -------------

BELGIUM 1.2%
Telenet Group Holding N.V.
  (Diversified
  Telecommunication Services)
  (a)                                   71,602       2,031,379
                                                 -------------


BERMUDA 0.5%
Lancashire Holdings, Ltd.
  (Insurance)                          116,800         838,686
Peace Mark Holdings, Ltd.
  (Textiles, Apparel & Luxury
  Goods) (a)(b)(c)                   1,118,750           1,443
                                                 -------------
                                                       840,129
                                                 -------------

BRAZIL 8.9%
Banco ABC Brasil S.A.
  (Diversified Financial
  Services)                            219,100       1,471,928
BR Malls Participacoes S.A.
  (Real Estate Management &
  Development) (a)                     107,800       1,315,568
V  Diagnosticos da America
  S.A. (Health Care Providers
  & Services)                           90,050       2,923,342
V  Localiza Rent a Car S.A.
  (Road & Rail)                        313,600       3,461,155
Marfrig Alimentos S.A. (Food
  Products)                             74,500         812,912
MRV Engenharia e
  Participacoes S.A.
  (Household Durables)                 264,000       2,107,419
PDG Realty S.A.
  Empreendimentos e
  Participacoes (Household
  Durables)                             89,300         876,305
Rossi Residencial S.A.
  (Household Durables)                 196,750       1,697,684
Santos Brasil Participacoes
  S.A. (Transportation
  Infrastructure) (a)                   56,300         564,426
                                                 -------------
                                                    15,230,739
                                                 -------------

CANADA 4.5%
Eldorado Gold Corp. (Metals &
  Mining) (a)                           98,807       1,381,890
Hanfeng Evergreen, Inc.
  (Chemicals) (a)                       75,800         535,604
Migao Corp. (Chemicals) (a)             59,700         397,867
Paramount Resources, Ltd.
  (Oil, Gas & Consumable
  Fuels) (a)                            34,850         489,836
Sherritt International Corp.
  (Metals & Mining)                    278,900       1,752,042
V  Sino-Forest Corp. (Paper &
  Forest Products) (a)                 163,850       3,036,203
                                                 -------------
                                                     7,593,442
                                                 -------------

CAYMAN ISLANDS 1.9%
Subsea 7, Inc. (Energy
  Equipment & Services) (a)            140,000       2,328,719
Suntech Power Holdings Co.,
  Ltd., ADR (Electrical
  Equipment) (a)(d)                     21,800         362,534
Yingli Green Energy Holding
  Co., Ltd., ADR (Electrical
  Equipment) (a)(d)                     28,350         448,214
                                                 -------------
                                                     3,139,467
                                                 -------------

CHINA 2.0%
Dalian Port PDA Co., Ltd.
  (Transportation
  Infrastructure)                    2,308,426         885,165
Shandong Weigao Group Medical
  Polymer Co., Ltd. (Health
  Care Equipment & Supplies)           261,000         866,826
Zhuzhou CSR Times Electric
  Co., Ltd. (Electrical
  Equipment)                           816,000       1,659,132
                                                 -------------
                                                     3,411,123
                                                 -------------

CYPRUS 0.5%
Bank of Cyprus Public Co.,
  Ltd. (Commercial Banks)              125,200         872,701
                                                 -------------


FRANCE 8.5%
Alten, Ltd. (IT Services) (a)           79,850       2,216,428
Cap Gemini S.A. (IT Services)           31,400       1,422,278
Carbone Lorraine S.A.
  (Electrical Equipment)                23,550         848,996
EDF Energies Nouvelles S.A.
  (Independent Power
  Producers & Energy Traders)           14,875         763,932
IPSOS (Media)                           60,400       1,825,362
Publicis Groupe (Media)                 20,250         821,479
V  Rhodia S.A. (Chemicals)
  (a)                                  196,300       3,452,501
V  Technip S.A. (Energy
  Equipment & Services)                 45,600       3,195,361
                                                 -------------
                                                    14,546,337
                                                 -------------

GERMANY 6.9%
Axel Springer A.G. (Media)              11,908       1,279,967
Centrotherm Photovoltaics
  A.G. (Electrical Equipment)
  (a)                                   14,050         847,143
GFK SE (Professional
  Services)                             24,600         852,674
Hamburger Hafen und Logistik
  A.G. (Transportation
  Infrastructure)                       27,105       1,047,419
Kontron A.G. (Semiconductors
  & Semiconductor Equipment)            71,550         818,367
Morphosys A.G. (Life Sciences
  Tools & Services) (a)                 53,450       1,301,726
Puma A.G. Rudolf Dassler
  Sport (Textiles, Apparel &
  Luxury Goods)                          3,850       1,275,076
Sky Deutschland A.G. (Media)
  (a)                                  149,000         483,175
Software A.G. (Software)                12,600       1,380,263
Wirecard A.G. (IT Services)            178,050       2,447,915
                                                 -------------
                                                    11,733,725
                                                 -------------

GREECE 1.9%
EFG Eurobank Ergasias S.A.
  (Commercial Banks) (a)               102,250       1,134,000


 + Percentages indicated are based on Fund net assets.
 V Among the Fund's 10 largest holdings, as of December 31, 2009, excluding short-term investment. One of the ten largest holdings may be a security traded on more than one exchange. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              53


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)

GREECE (CONTINUED)
Hellenic Exchanges S.A.
  (Diversified Financial
  Services)                             93,700   $     971,122
Intralot S.A. Integrated
  Lottery Systems & Services
  (Hotels, Restaurants &
  Leisure)                             202,418       1,176,701
                                                 -------------
                                                     3,281,823
                                                 -------------

HONG KONG 1.7%
Asia Cement China Holdings
  Corp. (Construction
  Materials)                         1,143,500         681,488
Industrial and Commercial
  Bank of China Asia, Ltd.
  (Commercial Banks)                   536,664       1,161,353
Vitasoy International
  Holdings, Ltd. (Food
  Products)                          1,566,000       1,098,151
                                                 -------------
                                                     2,940,992
                                                 -------------

IRELAND 0.4%
Irish Life & Permanent PLC
  (Insurance) (a)                      153,950         726,841
                                                 -------------


ITALY 9.4%
Amplifon S.p.A (Health Care
  Providers & Services) (a)            119,800         522,151
Ansaldo STS S.p.A
  (Transportation
  Infrastructure)                       90,700       1,721,010
Astaldi S.p.A (Construction &
  Engineering)                         310,398       2,650,214
V  Azimut Holding S.p.A
  (Capital Markets)                    279,600       3,732,349
Danieli & Co. S.p.A.
  (Machinery)                          139,750       1,815,962
Exor S.p.A (Diversified
  Financial Services)                  105,714       2,044,358
Maire Tecnimont S.p.A
  (Construction &
  Engineering)                         513,800       1,825,276
Tod's S.p.A. (Textiles,
  Apparel & Luxury Goods)               12,469         923,782
Unipol Gruppo Finanziario
  S.p.A (Insurance) (a)                572,300         781,294
                                                 -------------
                                                    16,016,396
                                                 -------------

JAPAN 11.9%
Air Water, Inc. (Chemicals)            122,160       1,438,334
Daibiru Corp. (Real Estate
  Management & Development)             51,000         364,384
Daiseki Co., Ltd. (Commercial
  Services & Supplies)                  22,495         452,917
House Foods Corp. (Food
  Products)                             59,200         841,208
Japan Digital Laboratory Co.,
  Ltd. (Computers &
  Peripherals)                          75,500         844,173
Japan Retail Fund Investment
  Corp. (Real Estate
  Investment Trusts)                       113         505,775
JGC Corp. (Construction &
  Engineering)                          88,750       1,633,809
Kansai Paint Co., Ltd.
  (Chemicals)                           93,440         775,857
Lawson, Inc. (Food & Staples
  Retailing)                             9,600         422,926
McDonald's Holdings Co.
  Japan, Ltd. (Hotels,
  Restaurants & Leisure)                44,400         847,330
Nabtesco Corp. (Machinery)              97,000       1,106,364
NET One Systems Co., Ltd. (IT
  Services)                                500         555,912
V  Nifco, Inc. /Japan
  (Chemicals)                          141,150       2,805,260
ORIX Corp. (Consumer Finance)           14,550         989,481
Pigeon Corp. (Household
  Products)                             24,600         958,089
Shinko Plantech Co., Ltd.
  (Energy Equipment &
  Services)                            107,500       1,083,512
Suruga Bank, Ltd. (Commercial
  Banks)                                66,055         572,961
V  Sysmex Corp. (Health Care
  Equipment & Supplies)                 53,753       2,805,569
Toshiba Plant Systems &
  Services Corp.
  (Construction &
  Engineering)                          33,000         413,588
Unicharm Petcare Corp. (Food
  Products)                             26,300         804,309
                                                 -------------
                                                    20,221,758
                                                 -------------

LUXEMBOURG 1.1%
Acergy S.A. (Energy Equipment
  & Services)                          120,300       1,896,995
                                                 -------------


NETHERLANDS 2.1%
Core Laboratories N.V.
  (Energy Equipment &
  Services)                             11,400       1,346,568
SBM Offshore N.V. (Energy
  Equipment & Services)                114,921       2,248,670
                                                 -------------
                                                     3,595,238
                                                 -------------

PORTUGAL 0.8%
Jeronimo Martins SGPS S.A.
  (Food & Staples Retailing)           134,510       1,337,922
                                                 -------------


REPUBLIC OF KOREA 0.3%
Daishin Securities Co., Ltd.
  (Capital Markets)                     33,900         454,350
                                                 -------------


SPAIN 5.6%
Construcciones y Auxiliar de
  Ferrocarriles S.A.
  (Machinery)                            2,150       1,153,415
Ebro Puleva S.A. (Food
  Products)                            127,291       2,643,295
Obrascon Huarte Lain S.A.
  (Construction &
  Engineering)                          24,540         659,095
Prosegur Cia de Seguridad
  S.A. (Commercial Services &
  Supplies)                             39,910       1,952,209
Red Electrica Corp. S.A.
  (Electric Utilities)                  17,400         964,341
Viscofan S.A. (Food Products)           82,600       2,095,791
                                                 -------------
                                                     9,468,146
                                                 -------------

SWITZERLAND 7.4%
Bank Sarasin & Cie A.G.
  (Capital Markets) (a)                 17,150         648,142
Clariant A.G. (Chemicals) (a)          134,600       1,580,905
EFG International A.G.
  (Capital Markets)                    151,050       2,074,959
Helvetia Holding A.G.
  (Insurance)                            7,700       2,378,173
Petroplus Holdings A.G. (Oil,
  Gas & Consumable Fuels) (a)           41,587         757,925
Sonova Holding A.G. (Health
  Care Equipment & Supplies)             2,769         334,826
Straumann Holding A.G.
  (Health Care Equipment &
  Supplies)                              6,400       1,803,979
V  Temenos Group A.G.
  Registered (Software) (a)            118,974       3,069,283
                                                 -------------
                                                    12,648,192
                                                 -------------




54    MainStay Epoch International Small Cap Fund     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
GREECE (CONTINUED)
TAIWAN 1.6%
Clevo Co. (Computers &
  Peripherals) (a)                     286,000   $     461,653
Delta Electronics, Inc.
  (Electronic Equipment &
  Instruments)                         339,420       1,055,760
Far EasTone
  Telecommunications Co.,
  Ltd. (Wireless
  Telecommunication Services)        1,068,000       1,271,407
                                                 -------------
                                                     2,788,820
                                                 -------------

UNITED KINGDOM 15.6%
Afren PLC (Oil, Gas &
  Consumable Fuels) (a)              1,061,350       1,440,867
Aggreko PLC (Commercial
  Services & Supplies)                  81,850       1,218,409
Ashtead Group PLC (Trading
  Companies & Distributors)            854,100       1,107,497
Cairn Energy PLC (Oil, Gas &
  Consumable Fuels) (a)                222,500       1,185,742
Charter International PLC
  (Machinery)                          169,050       1,953,832
Cookson Group PLC (Industrial
  Conglomerates) (a)                   257,350       1,732,098
Domino's Pizza UK & IRL PLC
  (Hotels, Restaurants &
  Leisure)                             230,850       1,104,479
Homeserve PLC (Commercial
  Services & Supplies)                  44,653       1,211,668
V  Intermediate Capital Group
  PLC (Capital Markets)                776,000       3,431,453
Intertek Group PLC
  (Professional Services)               94,500       1,902,759
Invensys PLC (Machinery)               267,800       1,283,050
Kingfisher PLC (Specialty
  Retail)                              353,500       1,295,821
London Stock Exchange Group
  PLC (Diversified Financial
  Services)                             42,800         495,202
Meggitt PLC (Aerospace &
  Defense)                             384,350       1,612,325
Millennium & Copthorne Hotels
  PLC (Hotels, Restaurants &
  Leisure)                             188,200       1,125,554
Next PLC (Multiline Retail)             57,550       1,918,708
SSL International PLC (Health
  Care Equipment & Supplies)           205,530       2,593,606
                                                 -------------
                                                    26,613,070
                                                 -------------
Total Common Stocks
  (Cost $135,951,866)                              165,433,872
                                                 -------------


PREFERRED STOCK 1.4%
--------------------------------------------------------------

BRAZIL 1.4%
All America Latina Logistica
  S.A. (Road & Rail)
  0.61%                                255,550       2,369,834
                                                 -------------
Total Preferred Stock
  (Cost $2,356,037)                                  2,369,834
                                                 -------------



                                     PRINCIPAL
                                        AMOUNT           VALUE
SHORT-TERM INVESTMENT 1.1%
--------------------------------------------------------------

REPURCHASE AGREEMENT 1.1%
UNITED STATES 1.1%
State Street Bank and Trust
  Co.
  0.005%, dated 12/31/09
  due 1/4/10
  Proceeds at Maturity
  $1,843,808 (Collateralized
  by a United States Treasury
  Bill with a zero coupon
  rate and a maturity date of
  2/11/10, with a Principal
  Amount of $1,885,000 and a
  Market Value of $1,885,000)
  (Capital Markets)                 $1,843,807   $   1,843,807
                                                 -------------
Total Short-Term Investment
  (Cost $1,843,807)                                  1,843,807
                                                 -------------
Total Investments
  (Cost $140,151,710) (e)                 99.6%    169,647,513
Other Assets, Less
  Liabilities                              0.4         726,383
                                         -----    ------------
Net Assets                               100.0%  $ 170,373,896
                                         =====    ============




(a)  Non-income producing security.
(b)  Fair valued security--The total market
     value of this security at December 31,
     2009 is $1,443, which represents less
     than one-tenth of a percent of the Fund's net assets.
(c) Illiquid security--The total market value of this security at December 31, 2009 is $1,443, which represents less than one-tenth of a percent of the Fund's net assets.
(d)  ADR -- American Depositary Receipt.
(e)  At December 31, 2009, cost is
     $144,435,443 for federal income tax
     purposes and net unrealized appreciation is as follows:




Gross unrealized appreciation      $ 68,171,377
Gross unrealized depreciation       (42,959,307)
                                   ------------
Net unrealized appreciation        $ 25,212,070
                                   ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              55

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                      QUOTED
                                                      PRICES
                                                   IN ACTIVE    SIGNIFICANT
                                                 MARKETS FOR          OTHER     SIGNIFICANT
                                                   IDENTICAL     OBSERVABLE    UNOBSERVABLE
                                                      ASSETS         INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)      (LEVEL 2)       (LEVEL 3)           TOTAL
Investments in Securities (a)
  Common Stocks (b) (c)                          $11,135,568   $154,296,861          $1,443    $165,433,872
  Preferred Stock                                         --      2,369,834              --       2,369,834
  Short-Term Investment
     Repurchase Agreement                                 --      1,843,807              --       1,843,807
                                                 -----------   ------------          ------    ------------
Total Investments in Securities                  $11,135,568   $158,510,502          $1,443    $169,647,513
                                                 ===========   ============          ======    ============




(a) For detailed industry descriptions, see the Portfolio of Investments.
(b) Level 1 assets represent ADRs, securities listed under Canada and the following common stocks whose primary exchange is the New York Stock
    Exchange: Centamin Egypt, Ltd. under Australia and Core Laboratories N.V. under Netherlands.
(c) The level 3 security valued at $1,443 is a Bermuda security within the Textiles, Apparel & Luxury Goods industry within the Common Stocks section of the Portfolio of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                                  CHANGE IN                          NET        NET
                             BALANCE      ACCRUED  REALIZED      UNREALIZED                    TRANSFERS  TRANSFERS  BALANCE AS OF
 INVESTMENTS                    AS OF   DISCOUNTS      GAIN    APPRECIATION        NET    NET      IN TO     OUT OF   DECEMBER 31,
 IN SECURITIES      DECEMBER 31, 2008  (PREMIUMS)    (LOSS)  (DEPRECIATION)  PURCHASES  SALES    LEVEL 3    LEVEL 3           2009
Common Stock                      $--         $--       $--       $(214,557)       $--    $--   $216,000        $--         $1,443
                                  ---         ---       ---       ---------        ---    ---   --------        ---         ------
Total                             $--         $--       $--       $(214,557)       $--    $--   $216,000        $--         $1,443
                                  ===         ===       ===       =========        ===    ===   ========        ===         ======

                         CHANGE IN
                        UNREALIZED
                      APPRECIATION
                    (DEPRECIATION)
                              FROM
                       INVESTMENTS
                     STILL HELD AT
 INVESTMENTS          DECEMBER 31,
 IN SECURITIES            2009 (A)
Common Stock             $(214,557)
                         ---------
Total                    $(214,557)
                         =========




(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.

The table below sets forth the diversification of MainStay Epoch International Small Cap Fund investments by industry.

INDUSTRY DIVERSIFICATION


                                      VALUE    PERCENT+
Aerospace & Defense            $  1,612,325         0.9%
Capital Markets                  12,185,060         7.2
Chemicals                        10,986,328         6.4
Commercial Banks                  3,741,015         2.1
Commercial Services &
  Supplies                        4,835,203         2.8
Computers & Peripherals           1,305,826         0.8
Construction & Engineering        7,181,982         4.2
Construction Materials              681,488         0.4
Consumer Finance                    989,481         0.6
Diversified Financial
  Services                        4,982,610         3.0
Diversified Telecommunication
  Services                        2,031,379         1.2
Electric Utilities                  964,341         0.6
Electrical Equipment              4,166,019         2.5
Electronic Equipment &
  Instruments                     1,055,760         0.6
Energy Equipment & Services      12,099,825         7.1
Food & Staples Retailing          1,760,848         1.1
Food Products                     8,295,666         4.9
Health Care Equipment &
  Supplies                        8,404,806         4.9
Health Care Providers &
  Services                        3,445,493         2.0
Hotels, Restaurants & Leisure     4,254,064         2.6
Household Durables                4,681,408         2.7
Household Products                  958,089         0.6
IT Services                       6,642,533         3.8
Independent Power Producers &
  Energy Traders                    763,932         0.4
Industrial Conglomerates          1,732,098         1.0
Insurance                         5,808,460         3.5
Life Sciences Tools &
  Services                        1,301,726         0.8
Machinery                         8,207,461         4.9
Media                             4,409,983         2.7
Metals & Mining                   4,518,742         2.6
Multiline Retail                  1,918,708         1.1
Oil, Gas & Consumable Fuels       3,874,370         2.2
Paper & Forest Products           3,036,203         1.8
Professional Services             3,436,606         2.0
Real Estate Investment Trusts       505,775         0.3
Real Estate Management &
  Development                     1,679,952         1.0
Road & Rail                       5,830,989         3.4
Semiconductors &
  Semiconductor Equipment           818,367         0.5
Software                          4,449,546         2.6
Specialty Retail                  1,295,821         0.8
Textiles, Apparel & Luxury
  Goods                           2,200,301         1.2
Trading Companies &
  Distributors                    1,107,497         0.7
Transportation Infrastructure     4,218,020         2.4
Wireless Telecommunication
  Services                        1,271,407         0.7
                               ------------       -----
                                169,647,513        99.6
Other Assets, Less
  Liabilities                       726,383         0.4
                               ------------       -----
Net Assets                     $170,373,896       100.0%
                               ============       =====



+ Percentages indicated are based on Fund net assets



56    MainStay Epoch International Small Cap Fund     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $140,151,710)     $ 169,647,513
Cash denominated in foreign
  currencies
  (identified cost $955,674)               953,224
Receivables:
  Fund shares sold                         526,718
  Dividends                                357,005
Other assets                                91,049
                                     -------------
     Total assets                      171,575,509
                                     -------------
LIABILITIES:
Payables:
  Investment securities purchased          762,395
  Fund shares redeemed                     229,027
  Manager (See Note 3)                     158,552
  Administration and accounting
     fees                                   18,748
  Professional fees                         19,971
  Shareholder communication                  7,232
  Custodian                                  3,472
  NYLIFE Distributors (See Note 3)             942
Accrued expenses                             1,274
                                     -------------
     Total liabilities                   1,201,613
                                     -------------
Net assets                           $ 170,373,896
                                     =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.001 per share)
  unlimited number of shares
  authorized                         $      10,496
Additional paid-in capital             256,600,419
                                     -------------
                                       256,610,915
Accumulated net investment income        1,018,573
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (116,754,915)
Net unrealized appreciation on
  investments                           29,495,803
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies          3,520
                                     -------------
Net assets                           $ 170,373,896
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $      31,480
                                     =============
Shares of beneficial interest
  outstanding                                1,992
                                     =============
Net asset value per share
  outstanding                        $       15.81
Maximum sales charge (5.50% of
  offering price)                             0.92
                                     -------------
Maximum offering price per share
  outstanding                        $       16.73
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $   2,749,496
                                     =============
Shares of beneficial interest
  outstanding                              173,966
                                     =============
Net asset value per share
  outstanding                        $       15.80
Maximum sales charge (5.50% of
  offering price)                             0.92
                                     -------------
Maximum offering price per share
  outstanding                        $       16.72
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $      24,515
                                     =============
Shares of beneficial interest
  outstanding                                1,553
                                     =============
Net asset value and offering price
  per share outstanding              $       15.79
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $ 167,568,405
                                     =============
Shares of beneficial interest
  outstanding                           10,318,369
                                     =============
Net asset value and offering price
  per share outstanding              $       16.24
                                     =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              57

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  3,441,064
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,668,173
  Administration and accounting
     fees                                 256,070
  Custodian                               175,687
  Professional fees                        67,295
  Transfer agent (See Note 3)              60,555
  Registration                             53,077
  Shareholder communication                35,000
  Trustees                                 12,300
  Distribution/Service (See Note 3)         4,203
  Miscellaneous                            99,455
                                     ------------
     Total expenses                     2,431,815
                                     ------------
Net investment income                   1,009,249
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions               (57,139,216)
  Foreign currency transactions           (26,094)
                                     ------------
Net realized loss on investments
  and foreign currency transactions   (57,165,310)
                                     ------------
Net change in unrealized
  depreciation on:
  Investments                         111,288,126
  Translation of other assets and
     liabilities in foreign
     currencies                            71,261
                                     ------------
Net change in unrealized
  depreciation on investments and
  foreign currency transactions       111,359,387
                                     ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                         54,194,077
                                     ------------
Net increase in net assets
  resulting from operations          $ 55,203,326
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $340,791.



58    MainStay Epoch International Small Cap Fund     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008


                                         2009           2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income          $   1,009,249  $     900,065
 Net realized loss on
  investments and foreign
  currency transactions           (57,165,310)   (60,451,165)
 Net change in unrealized
  appreciation (depreciation)
  on investments and foreign
  currency transactions           111,359,387   (123,467,983)
                                ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                       55,203,326   (183,019,083)
                                ----------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Class I                                --       (514,082)
                                ----------------------------
                                           --       (514,082)
                                ----------------------------
 From net realized gain on investments:
    Class A                                --        (87,227)
    Class I                                --    (11,611,848)
                                ----------------------------
                                           --    (11,699,075)
                                ----------------------------
 Total dividends and
  distributions to
  shareholders                             --    (12,213,157)
                                ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                           79,648,838    147,589,968
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                        --     12,183,832
 Cost of shares redeemed (a)     (115,080,875)  (268,039,007)
                                ----------------------------
    Decrease in net assets
     derived from capital
     share transactions           (35,432,037)  (108,265,207)
                                ----------------------------
    Net increase (decrease) in
     net assets                    19,771,289   (303,497,447)

NET ASSETS:
Beginning of year                 150,602,607    454,100,054
                                ----------------------------
End of year                     $ 170,373,896  $ 150,602,607
                                ============================
Accumulated undistributed
 (distributions in excess of)
 net investment income at end
 of year                        $   1,018,573  $    (371,161)
                                ============================



(a) Cost of shares redeemed net of redemption fees of $1 and $791 for the year ended December 31, 2009 and the year ended December 31, 2008.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              59

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                INVESTOR CLASS                      CLASS A
                                --------------    -------------------------------------------
                                 NOVEMBER 16,                                      AUGUST 2,
                                    2009**                                          2006**
                                    THROUGH                                         THROUGH
                                 DECEMBER 31,       YEAR ENDED DECEMBER 31,      DECEMBER 31,

                                -------------------------------------------------------------
                                     2009          2009       2008      2007         2006
Net asset value at
  beginning of period               $16.11        $10.98    $ 23.39    $23.49       $21.20
                                    ------        ------    -------    ------       ------
Net investment income
  (loss)                              0.00 ++(a)    0.06 (a)   0.03 (a) (0.04)       (0.02)
Net realized and
  unrealized gain (loss)
  on investments                     (0.30)         4.76     (11.51)     3.39         3.63
                                    ------        ------    -------    ------       ------
Total from investment
  operations                         (0.30)         4.82     (11.48)     3.35         3.61
                                    ------        ------    -------    ------       ------
  From net investment
     income                             --            --         --     (0.01)       (0.00)++
  From net realized gain
     on investments                     --            --      (0.94)    (3.48)       (1.32)
                                    ------        ------    -------    ------       ------
Total dividends and
  distributions                         --            --      (0.94)    (3.49)       (1.32)
                                    ------        ------    -------    ------       ------
Redemption fee                          --          0.00 ++    0.01      0.04           --
                                    ------        ------    -------    ------       ------
Net asset value at end of
  period                            $15.81        $15.80    $ 10.98    $23.39       $23.49
                                    ======        ======    =======    ======       ======
Total investment return
  (b)                                (1.86%)(c)    43.90%    (49.01%)   14.54%       17.10%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                           0.15% ++      0.42%      0.17%    (0.10%)      (0.41%)++
  Net expenses                        1.59% ++      1.83%      1.74%     1.70%        1.80% ++
Portfolio turnover rate                105%          105%       107%      140%          75%
Net assets at end of
  period (in 000's)                 $   31        $2,749    $ 1,098    $2,858       $  268




                                   CLASS C                                 CLASS I
                                ------------    ------------------------------------------------------------
                                NOVEMBER 16,                                                       JANUARY
                                   2009**                                                        25, 2005**
                                   THROUGH                                                         THROUGH
                                DECEMBER 31,               YEAR ENDED DECEMBER 31,              DECEMBER 31,

                                ----------------------------------------------------------------------------
                                    2009          2009        2008        2007        2006          2005
Net asset value at
  beginning of period              $16.11       $  11.16    $  23.77    $  23.91    $  18.26      $  15.00
                                   ------       --------    --------    --------    --------      --------
Net investment income
  (loss)                            (0.01)(a)       0.09 (a)    0.06 (a)    0.04       (0.01)         0.02
Net realized and
  unrealized gain (loss)
  on investments                    (0.31)          4.99      (11.69)       3.31        7.00          3.24
                                   ------       --------    --------    --------    --------      --------
Total from investment
  operations                        (0.32)          5.08      (11.63)       3.35        6.99          3.26
                                   ------       --------    --------    --------    --------      --------
  From net investment
     income                            --             --       (0.04)      (0.01)      (0.02)           --
  From net realized gain
     on investments                    --             --       (0.94)      (3.48)      (1.32)           --
                                   ------       --------    --------    --------    --------      --------
Total dividends and
  distributions                        --             --       (0.98)      (3.49)      (1.34)           --
                                   ------       --------    --------    --------    --------      --------
Redemption fee                         --             --        0.00 ++       --          --            --
                                   ------       --------    --------    --------    --------      --------
Net asset value at end of
  period                           $15.79       $  16.24    $  11.16    $  23.77    $  23.91      $  18.26
                                   ======       ========    ========    ========    ========      ========
Total investment return
  (b)                               (1.99%)(c)     45.52%     (48.89%)     14.12%      38.40%        21.73%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                         (0.65%)++       0.67%       0.30%       0.15%       0.11%         0.13% ++
  Net expenses                       2.34% ++       1.60%       1.49%       1.45%       1.55%         1.73% ++
Portfolio turnover rate               105%           105%        107%        140%         75%           49%
Net assets at end of
  period (in 000's)                $   25       $167,568    $149,505    $451,242    $286,841      $115,681




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.





60    MainStay Epoch International Small Cap Fund     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

MainStay Funds Trust (collectively referred to as the "Trust") is organized as a Delaware Statutory Trust and is governed by a Declaration of Trust dated April 8, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and offered four separate series as of the date of this report (collectively, the "Funds" and each individually, a "Fund"). The Funds are successors to the Epoch U.S. Large Cap Equity Fund, Epoch U.S. All Cap Equity Fund, Epoch Global Equity Shareholder Yield Fund and Epoch International Small Cap Fund, respectively, (collectively, the "Epoch Funds"), which were series of a different registered investment company for which Epoch Investment Partners, Inc., served as investment adviser. The Funds are diversified funds.

The Epoch Funds commenced operations as follows:

 COMMENCEMENT OF
 OPERATIONS          FUNDS                 FORMERLY NAMED
January 25, 2005     MainStay Epoch        Epoch
                     International         International
                     Small Cap Fund        Small Cap Fund
-------------------------------------------------------------
July 25, 2005        MainStay Epoch        Epoch U.S. All Cap
                     Global Choice Fund    Equity Fund
-------------------------------------------------------------
December 27, 2005    MainStay Epoch        Epoch Global
                     Global Equity         Equity Shareholder
                     Yield Fund            Yield Fund
-------------------------------------------------------------
December 3, 2008     MainStay Epoch        Epoch U.S Large
                     U.S. Equity Fund      Cap Equity Fund
-------------------------------------------------------------



Currently, each Fund offers four classes of shares: Investor Class, Class A, Class C and Class I shares. Investor Class and Class C shares were seeded as of the close of business on November 13, 2009 and were first offered and commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations), (i) on January 25, 2005 and August 2, 2006, respectively, for MainStay Epoch International Small Cap Fund; (ii) on July 25, 2005 and August 15, 2006, respectively, for MainStay Epoch Global Choice Fund; December 27, 2005 and August 2, 2006, respectively, for MainStay Epoch Global Equity Yield Fund; and (iv) December 3, 2008 and February 3, 2009, respectively, for MainStay Epoch U.S. Equity Fund.

Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class C shares are offered without an initial sales charge, although a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. The Class I shares are offered at NAV and without imposition of a front-end sales charge or a contingent deferred sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. Each class of shares has the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions, except that the classes are subject to different distribution and/or service fee rates. Investor Class, Class A and Class C shares each bear distribution and/or service fee payments under distribution and service plans pursuant to Rule 12b-1 under the 1940 Act.

The investment objective for each of the Funds is as follows:

The MAINSTAY EPOCH U.S. EQUITY FUND seeks long-term capital appreciation.

The MAINSTAY EPOCH GLOBAL CHOICE FUND seeks long term capital appreciation.

The MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND seeks to provide a high level of income. Capital appreciation is a secondary investment objective.

The MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND seeks long-term capital appreciation.

The financial statements of the Funds reflect the historical results of the Institutional Class and Class P shares of the Epoch Funds prior to their reorganizations. (See Note 9) Upon the completion of the reorganizations, the Class I and Class A shares of the Funds assumed the performance, financial and other information of the Institutional Class and Class P shares, respectively, of the corresponding Epoch Fund.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Funds prepare their financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follow the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day each Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or

                                                   mainstayinvestments.com    61
less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Certain events may occur between the time that foreign markets close, on which securities held by a Fund principally trades, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Funds' Board of Trustees, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Funds' policies and procedures. At December 31, 2009, foreign equity securities held by the Funds were fair valued.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At December 31, 2009, the MainStay Epoch International Small Cap Fund held a security with a value of $1,443, that was valued in such a manner.

"Fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2009, for each Fund's investments is included at the end of each Fund's Portfolio of Investments.

The valuation techniques that may have been used by the Funds to measure fair value during the year ended December 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended December 31, 2009, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no federal income tax provision is required.



62    MainStay Epoch Funds

Investment income received by the Funds from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The MainStay Epoch U.S. Equity Fund, MainStay Epoch Global Choice Fund and MainStay Epoch International Small Cap Fund intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, annually. The MainStay Epoch Global Equity Yield Fund intends to declare and pay dividends of net investment income, if any, quarterly and distributions of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the Funds, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by each Funds, including those of related parties to the Funds, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements to earn income. The Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, to be creditworthy, pursuant to guidelines established by the Funds' Board of Trustees. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Funds invest in repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to a Fund.

(H) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Funds are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward

                                                   mainstayinvestments.com    63
contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Funds' books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(I) SECURITIES LENDING. In order to realize additional income, the Funds may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Funds do engage in securities lending, the Funds will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Funds' cash collateral in accordance with the Lending Agreement between the Funds and State Street, and indemnify the Funds' portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Funds may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Funds will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Funds also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Funds.

Although the Funds and New York Life Investments have temporarily suspended securities lending, the Funds and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Funds had no portfolio securities on loan as of December 31, 2009.

(J) REDEMPTION FEE. The MainStay Epoch Global Choice, MainStay Epoch Global Equity Yield, and MainStay Epoch International Small Cap Funds each impose a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by a Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(K) CONCENTRATION OF RISK. The Funds may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(L) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, the Manager is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Funds.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or the "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Funds' Manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial accounting records required to be maintained by the Funds. The Manager also pays the salaries and expenses of all personnel affiliated with the Funds and all the operation expenses that are not the responsibility of the Funds. Epoch Investment Partners, LLC ("Epoch"), a registered investment adviser, serves as the Subadvisor to the Funds. Pursuant to the terms of Subadvisory Agreements between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Each Fund is contractually obligated to pay the Manager a monthly fee for the services performed and facilities furnished, as follows:

                                     ANNUAL RATE
MainStay Epoch U.S. Equity Fund             0.80%
------------------------------------------------
MainStay Epoch Global Choice Fund           1.00%
------------------------------------------------
MainStay Epoch Global Equity Yield
  Fund                                      0.70%
------------------------------------------------
MainStay Epoch International Small
  Cap Fund                                  1.10%
------------------------------------------------






64    MainStay Epoch Funds

Prior to the close of business on November 13, 2009, the monthly fee rates paid to Epoch were the same as the current monthly fee rates.

Effective after the close of business on November 13, 2009, New York Life Investments entered into a written expense limitation agreement under which it has agreed to reimburse expenses of Class A and Class I Shares of MainStay Epoch U.S. Equity Fund so that the total ordinary operating expenses for Class A and Class I of the Fund (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expense relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets, Class A, 1.34% and Class I, 1.09%. These expense limitations were based on the total annual operating expenses of the predecessor fund (adjusted to reflect any applicable expense limitation agreement.) New York Life Investments will apply an equivalent waiver or reimbursement, in an amount equal to the number of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund. This expense cap will be in effect for a two-year period unless extended by New York Life Investments and approved by the Fund's Board of Trustees. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the year in which the Fund incurred the expenses.

Prior to the close of business on November 13, 2009, Epoch had a written expense limitation agreement under which it had agreed to waive a portion of the MainStay Epoch U.S. Equity Fund's management fee or reimburse the expenses of the appropriate class of the MainStay Epoch U.S. Equity Fund so that the class' total ordinary operating expenses did not exceed the following percentages of average daily net assets for each class: Class A, 1.34%; and Class I, 1.09%. The agreement did not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The total amount of reimbursement recoverable by Epoch was the sum of all fees previously waived or reimbursed by Epoch to the MainStay Epoch U.S. Equity Fund during any of the previous three (3) years, less any reimbursement previously paid by the MainStay Epoch U.S. Equity Fund to Epoch with respect to any waivers, reductions, and payments made.

Effective after the close of business on November 13, 2009, New York Life Investments entered into a written expense limitation agreement under which it has agreed to reimburse expenses Class A and Class I Shares of MainStay Epoch Global Choice Fund so that the total ordinary operating expenses for Class A and Class I of the Fund (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expense relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets, Class A, 1.54% and Class I, 1.29%. These expense limitations were based on the total annual operating expenses of the predecessor fund (adjusted to reflect any applicable expense limitation agreement.) New York Life Investments will apply an equivalent waiver or reimbursement, in an amount equal to the number of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund. This expense cap will be in effect for a two-year period unless extended by New York Life Investments and approved by the Fund's Board of Trustees. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the year in which the Fund incurred the expenses.

Prior to the close of business on November 13, 2009, Epoch had a written expense limitation agreement under which it had agreed to waive a portion of the MainStay Epoch Global Choice Fund's management fee or reimburse the expenses of the appropriate class of the MainStay Epoch Global Choice Fund so that the class' total ordinary operating expenses did not exceed the following percentages of average daily net assets for each class: Class A, 1.54%; and Class I, 1.29%. The agreement did not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The total amount of reimbursement recoverable by Epoch was the sum of all fees previously waived or reimbursed by Epoch to the MainStay Epoch Global Choice Fund during any of the previous three (3) years, less any reimbursement previously paid by the MainStay Epoch Global Choice Fund to Epoch with respect to any waivers, reductions, and payments made.

Effective after the close of business on November 13, 2009, New York Life Investments entered into a written expense limitation agreement under which it has agreed to reimburse expenses Class A and Class I Shares of MainStay Epoch Global Equity Fund so that the total ordinary operating expenses for Class A and Class I of the Fund a class (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expense relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets, Class A, 1.24% and Class I, 0.90%. These expense limitations were

                                                   mainstayinvestments.com    65
based on the total annual operating expenses of the predecessor fund (adjusted to reflect any applicable expense limitation agreement.) New York Life Investments will apply an equivalent waiver or reimbursement, in an amount equal to the number of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund. This expense cap will be in effect for a two-year period unless extended by New York Life Investments and approved by the Fund's Board of Trustees. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the year in which the Fund incurred the expenses.

Prior to the close of business on November 13, 2009, the MainStay Epoch Global Equity Yield Fund did not have written expense limitation agreement.

Effective after the close of business on November 13, 2009, New York Life Investments entered into a written expense limitation agreement under which it has agreed to reimburse expenses of Class A and Class I shares of MainStay Epoch International Small Cap Fund so that the total ordinary operating expenses for Class A and Class I of the fund (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expense relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets, Class A, 1.89% and Class I, 1.65%. These expense limitations were based on the total annual operating expenses of the predecessor fund (adjusted to reflect any applicable expense limitation agreement.) New York Life Investments will apply an equivalent waiver or reimbursement, in an amount equal to the number of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund. This expense cap will be in effect for a two-year period unless extended by New York Life Investments and approved by the Fund's Board of Trustees. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the year in which the Fund incurred the expenses.

Prior to the close of business on November 13, 2009, the MainStay Epoch International Small Cap Fund did not have written expense limitation agreement.

For the period following November 13, 2009 through December 31, 2009, New York Life Investments earned fees from the Funds and waived/reimbursed such amounts pursuant to the contractual expense limitations described above as follows:

                                                    FEES
                         FEES EARNED   REIMBURSED/WAIVED
MainStay Epoch U.S.
  Equity Fund               $159,569             $    --
--------------------------------------------------------
MainStay Epoch Global
  Choice Fund                 68,858              12,930
--------------------------------------------------------
MainStay Epoch Global
  Equity Yield Fund          382,979                  --
--------------------------------------------------------
MainStay Epoch
  International Small
  Cap Fund                   251,860                  --
--------------------------------------------------------



For the period January 1, 2009 through November 13, 2009, Epoch earned fees from the Funds and waived/reimbursed such amounts pursuant to the contractual expense limitations described above as follows:

                                                    FEES
                         FEES EARNED   REIMBURSED/WAIVED
MainStay Epoch U.S.
  Equity Fund             $1,010,012            $149,836
--------------------------------------------------------
MainStay Epoch Global
  Choice Fund                561,902             143,297
--------------------------------------------------------
MainStay Epoch Global
  Equity Yield Fund        2,082,035                  --
--------------------------------------------------------
MainStay Epoch
  International Small
  Cap Fund                 1,416,313                  --
--------------------------------------------------------



New York Life Investments and Epoch are not entitled to recoup reimbursements paid by Epoch.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

Prior to the close of business on November 13, 2009, these services were provided by Brown Brothers Harriman & Co. and Commonwealth Shareholder Services, Inc.

(B) DISTRIBUTION AND SERVICE FEES. Effective after the close of business on November 13, 2009, the Trust, on behalf of the Funds, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Funds have adopted distribution and service plans, (the


66    MainStay Epoch Funds

"Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from each Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the respective Funds for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plan, each Fund pays the Distributor a monthly distribution fee, which is an expense of the Class C shares of the Fund, at an annual rate of 0.75% of the average daily net assets of the respective Fund's Class C shares. The Plans provide that the Class C shares of each Fund also incur a shareholder service fee at an annual rate of 0.25% of the average daily net asset value of the Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds' shares and service activities.

Distribution and Service Fees incurred by the Funds for the period following November 13, 2009 through December 31, 2009, were as follows:

                                     DISTRIBUTION/
 MAINSTAY EPOCH U.S. EQUITY FUND       SERVICE FEE
Investor Class                                 $ 8
--------------------------------------------------
Class A                                         17
--------------------------------------------------
Class C                                         33
--------------------------------------------------




 MAINSTAY EPOCH GLOBAL CHOICE FUND
Investor Class                           $  8
---------------------------------------------
Class A                                   961
---------------------------------------------
Class C                                    35
---------------------------------------------




 MAINSTAY EPOCH GLOBAL EQUITY YIELD
FUND
Investor Class                          $    8
----------------------------------------------
Class A                                  7,597
----------------------------------------------
Class C                                     40
----------------------------------------------




 MAINSTAY EPOCH INTERNATIONAL SMALL CAP
 FUND
Investor Class                           $  8
---------------------------------------------
Class A                                   853
---------------------------------------------
Class C                                    32
---------------------------------------------



Distribution and Service Fees incurred by the Funds for the period January 1, 2009 through November 13, 2009, were as follows:

                                     DISTRIBUTION/
 MAINSTAY EPOCH U.S. EQUITY FUND       SERVICE FEE
Class A                                        $40
--------------------------------------------------




 MAINSTAY EPOCH GLOBAL CHOICE FUND
Class A                                 $2,542
----------------------------------------------




 MAINSTAY EPOCH GLOBAL EQUITY YIELD
 FUND
Class A                                $47,365
----------------------------------------------




 MAINSTAY EPOCH INTERNATIONAL SMALL
 CAP FUND
Class A                                 $3,310
----------------------------------------------



(C) SALES CHARGES. The Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the period following November 13, 2009 through December 31, 2009, were as follows:

 MAINSTAY EPOCH U.S. EQUITY FUND
Investor Class                            $19
---------------------------------------------
Class A                                    --
---------------------------------------------




 MAINSTAY EPOCH GLOBAL CHOICE FUND
Investor Class                           $ --
---------------------------------------------
Class A                                   615
---------------------------------------------




 MAINSTAY EPOCH GLOBAL EQUITY YIELD
 FUND
Investor Class                           $ --
---------------------------------------------
Class A                                   411
---------------------------------------------




 MAINSTAY EPOCH INTERNATIONAL SMALL CAP
 FUND
Investor Class                           $ 35
---------------------------------------------
Class A                                   629
---------------------------------------------



Prior to November 13, 2009 no sales charges were retained by the Funds.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. Effective after the close of business on November 13 ,2009, NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Funds' transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Funds for the period

                                                   mainstayinvestments.com    67
following November 13, 2009 through December 31, 2009, were as follows:

 MAINSTAY EPOCH U.S. EQUITY FUND
Investor Class                         $    --
----------------------------------------------
Class A                                      8
----------------------------------------------
Class C                                     --
----------------------------------------------
Class I                                 24,389
----------------------------------------------




 MAINSTAY EPOCH GLOBAL CHOICE FUND
Investor Class                           $ --
---------------------------------------------
Class A                                    38
---------------------------------------------
Class C                                    --
---------------------------------------------
Class I                                   647
---------------------------------------------




 MAINSTAY EPOCH GLOBAL EQUITY YIELD
FUND
Investor Class                          $   --
----------------------------------------------
Class A                                    140
----------------------------------------------
Class C                                     --
----------------------------------------------
Class I                                  2,376
----------------------------------------------




 MAINSTAY EPOCH INTERNATIONAL SMALL CAP
FUND
Investor Class                           $ --
---------------------------------------------
Class A                                    11
---------------------------------------------
Class C                                    --
---------------------------------------------
Class I                                   738
---------------------------------------------



Transfer agent expenses incurred by the Funds, for the period January 1, 2009 through November 13, 2009, and paid to Commonwealth Fund Services, Inc. were as follows:

 MAINSTAY EPOCH U.S. EQUITY FUND
Investor Class                         $     --
-----------------------------------------------
Class A                                      14
-----------------------------------------------
Class C                                      --
-----------------------------------------------
Class I                                 107,768
-----------------------------------------------




 MAINSTAY EPOCH GLOBAL CHOICE FUND
Investor Class                         $    --
----------------------------------------------
Class A                                    544
----------------------------------------------
Class C                                     --
----------------------------------------------
Class I                                 29,541
----------------------------------------------




 MAINSTAY EPOCH GLOBAL EQUITY YIELD
FUND
Investor Class                         $     --
-----------------------------------------------
Class A                                   6,940
-----------------------------------------------
Class C                                      --
-----------------------------------------------
Class I                                 102,304
-----------------------------------------------




 MAINSTAY EPOCH INTERNATIONAL SMALL
CAP FUND
Investor Class                         $    --
----------------------------------------------
Class A                                    587
----------------------------------------------
Class C                                     --
----------------------------------------------
Class I                                 59,219
----------------------------------------------



(E) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds have implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. As of December 31, 2009, New York Life and its affiliates held beneficially shares of the Funds with the following values and percentages of net assets as follows:

 MAINSTAY EPOCH U.S. EQUITY              PERCENTAGE OF
 FUND                            VALUE      NET ASSETS
Investor Class                $ 25,655            91.1%
------------------------------------------------------
Class A                          3,340             2.6
------------------------------------------------------
Class C                         25,631           100.0
------------------------------------------------------
Class I                        331,830             0.2
------------------------------------------------------




 MAINSTAY EPOCH GLOBAL CHOICE
FUND
Investor Class                   $ 25,334    91.1%
-------------------------------------------------
Class C                            25,310    90.9
-------------------------------------------------
Class I                           213,549     0.5
-------------------------------------------------




 MAINSTAY EPOCH GLOBAL EQUITY
 YIELD FUND
Investor Class                  $ 25,639    100.0%
-------------------------------------------------
Class C                           25,618     71.6
-------------------------------------------------
Class I                          219,500      0.1
-------------------------------------------------




 MAINSTAY EPOCH INTERNATIONAL
 SMALL CAP FUND
Investor Class                   $ 24,529    77.9%
-------------------------------------------------
Class C                            24,498    99.9
-------------------------------------------------
Class I                           200,755     0.1
-------------------------------------------------






68    MainStay Epoch Funds

(G) OTHER. Pursuant to the Management Agreement, the cost of certain legal services provided to the Epoch Funds by the Office of the General Council of New York Life Investments are payable directly by the Epoch Funds. For the period following November 13, 2009 through December 31, 2009, there were no legal service fees paid by the Funds to New York Life Investments.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2009, the components of accumulated gain(loss) on a tax basis were as follows:

                                                        ACCUMULATED         OTHER       UNREALIZED           TOTAL
                                           ORDINARY         CAPITAL     TEMPORARY     APPRECIATION     ACCUMULATED
                                             INCOME     GAIN (LOSS)   DIFFERENCES   (DEPRECIATION)     GAIN (LOSS)
MainStay Epoch U.S. Equity Fund          $2,736,149   $     596,486   $        --      $32,564,291   $  35,896,926
------------------------------------------------------------------------------------------------------------------
MainStay Epoch Global Choice Fund             6,686      (8,339,809)   (5,092,376)       1,281,767     (12,143,732)
------------------------------------------------------------------------------------------------------------------
MainStay Epoch Global Equity Yield Fund     487,313    (146,135,436)   (3,397,692)      29,407,802    (119,638,013)
------------------------------------------------------------------------------------------------------------------
MainStay Epoch International Small Cap
  Fund                                    2,706,412    (114,066,578)      (92,444)      25,215,591     (86,237,019)
------------------------------------------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized appreciation/(depreciation) is primarily due to wash sales deferrals and investments in passive foreign investment companies.

The other temporary differences are primarily due to post October loss deferrals.

The following table discloses the current period reclassifications between accumulated distributions in excess of net investment income/(loss) and accumulated net realized gain/(loss) on investments, arising from permanent differences; net assets at December 31, 2009 are not affected.

                                                                          ACCUMULATED
                                                          ACCUMULATED             NET
                                                                  NET   REALIZED GAIN
                                                    INVESTMENT INCOME       (LOSS) ON        ADDITIONAL
                                                               (LOSS)     INVESTMENTS   PAID-IN CAPITAL
MainStay Epoch U.S. Equity Fund                           $    11,061      $  (10,461)        $    (600)
-------------------------------------------------------------------------------------------------------
MainStay Epoch Global Choice Fund                             (73,059)        645,006          (571,947)
-------------------------------------------------------------------------------------------------------
MainStay Epoch Global Equity Yield Fund                    (1,480,403)      1,480,403                --
-------------------------------------------------------------------------------------------------------
MainStay Epoch International Small Cap Fund                   380,485        (380,485)               --
-------------------------------------------------------------------------------------------------------



The reclassifications for the Funds are primarily due to distribution redesignations, foreign currency gain (loss), passive foreign investment companies gain (loss), non deductible excise tax and transfers in-kind.

MAINSTAY EPOCH GLOBAL CHOICE FUND

At December 31, 2009, for federal income tax purposes, capital loss carryforwards of $8,339,809 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Epoch Global Choice Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS         CAPITAL LOSS       CAPITAL LOSS
 AVAILABLE THROUGH    AMOUNTS (000'S)    DEFERRED (000'S)
        2016               $1,567             $   --
        2017                6,773              5,020
---------------------------------------------------------
       Total               $8,340             $5,020
---------------------------------------------------------



MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND

At December 31, 2009, for federal income tax purposes, capital loss carryforwards of $146,135,436 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Epoch Global Equity Yield Fund through the years indicated. To the extent that these loss carryforwards are used to offset capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS         CAPITAL LOSS       CAPITAL LOSS
 AVAILABLE THROUGH    AMOUNTS (000'S)    DEFERRED (000'S)
        2016              $ 71,904            $   --
        2017                74,231             3,179
---------------------------------------------------------
       Total              $146,135            $3,179
---------------------------------------------------------



MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND

At December 31, 2009, for federal income tax purposes, capital loss carryforwards of $114,066,578 were available as

                                                   mainstayinvestments.com    69
shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Epoch International Small Cap Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS         CAPITAL LOSS       CAPITAL LOSS
 AVAILABLE THROUGH    AMOUNTS (000'S)    DEFERRED (000'S)
        2016              $ 47,303             $ --
        2017                66,764               39
---------------------------------------------------------
       Total              $114,067              $39
---------------------------------------------------------





The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                                     2009                                   2008
                                         ----------------------------   -------------------------------------------
                                             TAX BASED      TAX BASED       TAX BASED      TAX BASED      TAX BASED
                                         DISTRIBUTIONS   DISTRIBUTION   DISTRIBUTIONS   DISTRIBUTION   DISTRIBUTION
                                                  FROM     FROM LONG-            FROM     FROM LONG-           FROM
                                              ORDINARY   TERM CAPITAL        ORDINARY   TERM CAPITAL      RETURN OF
                                                INCOME          GAINS          INCOME          GAINS        CAPITAL
MainStay Epoch U.S. Equity Fund            $11,966,934          $  --     $    74,040     $       --     $       --
-------------------------------------------------------------------------------------------------------------------
MainStay Epoch Global Choice Fund              393,555             --         274,207          3,090             --
-------------------------------------------------------------------------------------------------------------------
MainStay Epoch Global Equity Yield Fund     11,364,805             --      19,689,548        653,242      1,693,636
-------------------------------------------------------------------------------------------------------------------
MainStay Epoch International Small Cap
  Fund                                              --             --       5,134,589      7,078,568             --
-------------------------------------------------------------------------------------------------------------------



NOTE 5--FOREIGN CURRENCY TRANSACTIONS:

As of December 31, 2009, the following Funds held foreign currencies:

MAINSTAY EPOCH GLOBAL CHOICE FUND

                                                 CURRENCY           COST          VALUE
Brazilian Real
                                             BRL            USD            USD
                                                    30         17             17
---------------------------------------------------------------------------------------



MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND

                                                     CURRENCY                 COST                VALUE
Australian Dollar                                AUD  240,241         USD  213,334         USD  215,797
-------------------------------------------------------------------------------------------------------
Brazilian Real                                   BRL  400,940              229,561              230,293
-------------------------------------------------------------------------------------------------------
Canadian Dollar                                  CAD  319,117              299,967              305,127
-------------------------------------------------------------------------------------------------------
Euro                                            EUR 2,288,715            3,282,751            3,280,988
-------------------------------------------------------------------------------------------------------
New Taiwan Dollar                                TWD      306                    9                   10
-------------------------------------------------------------------------------------------------------
Pound Sterling                                   GBP  743,219            1,188,355            1,200,448
-------------------------------------------------------------------------------------------------------
Swedish Krona                                    SEK  501,143               70,028               70,044
-------------------------------------------------------------------------------------------------------
Swiss Franc                                      CHF  452,622              437,699              437,548
-------------------------------------------------------------------------------------------------------
Total                                                                USD 5,721,704        USD 5,740,255
-------------------------------------------------------------------------------------------------------






70    MainStay Epoch Funds

MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND

                                                            CURRENCY           COST          VALUE
Australian Dollar                                      AUD        18     USD     17     USD     16
Brazilian Real                                         BRL   131,068         74,873         75,283
Canadian Dollar                                        CAD    10,571          9,973         10,107
Danish Krone                                           DKK     5,305          1,068          1,022
Euro                                                   EUR   169,830        244,562        243,461
Hong Kong Dollar                                       HKD 1,105,515        142,546        142,584
Japanese Yen                                          JPY 18,253,752        200,270        195,992
New Taiwan Dollar                                      TWD    78,860          2,429          2,466
Norwegian Krone                                        NOK        19              3              3
Pound Sterling                                         GBP   147,080        235,116        237,564
Swedish Krona                                          SEK        48              7              7
Swiss Franc                                            CHF    46,260         44,810         44,719
--------------------------------------------------------------------------------------------------
Total                                                                   USD 955,674    USD 953,224
--------------------------------------------------------------------------------------------------



NOTE 6--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Funds. Custodial fees are charged to the Funds based on the market value of securities in the Funds and the number of certain cash transactions incurred by the Funds.

Prior to the close of business on November 13, 2009, these services were provided by Brown Brothers Harriman & Co. and Commonwealth Shareholder Services, Inc.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2009, purchases and sales of securities, other than short-term securities and securities subject to repurchase transactions, were as follows:

                                                        MAINSTAY EPOCH           MAINSTAY EPOCH           MAINSTAY EPOCH
                              MAINSTAY EPOCH U.S.           GLOBAL               GLOBAL EQUITY         INTERNATIONAL SMALL
                                  EQUITY FUND             CHOICE FUND              YIELD FUND                CAP FUND
                              -------------------    --------------------    ---------------------    ---------------------
                              PURCHASES    SALES     PURCHASES     SALES     PURCHASES      SALES     PURCHASES      SALES
U.S. Government securities      $    --   $    --      $    --    $    --     $     --    $     --     $     --    $     --
---------------------------------------------------------------------------------------------------------------------------
All others                       89,354    72,395       61,984     41,916      239,569     198,611      161,083     195,549
---------------------------------------------------------------------------------------------------------------------------
Total                           $89,354   $72,395      $61,984    $41,916     $239,569    $198,611     $161,083    $195,549
---------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    71

NOTE 8--CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for the year ended December 31, 2009, and the year ended December 31, 2008, were as follows:

MAINSTAY EPOCH U.S. EQUITY FUND

 INVESTOR CLASS                    SHARES         AMOUNT
Period ended December 31,
  2009 (a):
Shares sold                         2,218   $     27,541
Shares issued to shareholders
  in reinvestment of
  dividends                             5             66
                               -------------------------
Net increase                        2,223   $     27,607
                               =========================

 CLASS A                           SHARES         AMOUNT
Period ended December 31,
  2009 (b):
Shares sold                         9,794   $    122,216
Shares issued to shareholders
  in reinvestment of
  dividends and distributions         205            127
                               -------------------------
Net increase                        9,999   $    122,343
                               =========================

 CLASS C                           SHARES         AMOUNT
Period ended December 31,
  2009 (a):
Shares sold                         2,020   $     25,000
Shares issued to shareholders
  in reinvestment of
  dividends                             3             42
                               -------------------------
Net increase                        2,023   $     25,042
                               =========================

 CLASS I                           SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                     8,316,820   $ 90,963,961
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      30,085        374,736
Shares redeemed                (5,228,135)   (63,361,768)
                               -------------------------
Net increase                    3,118,770   $ 27,976,929
                               =========================
Year ended December 31, 2008
  (c):
Shares sold                     9,140,072   $ 91,722,291
Shares issued to shareholders
  in reinvestment of
  dividends                           103          1,071
Shares redeemed                   (34,300)      (359,926)
                               -------------------------
Net increase                    9,105,875   $ 91,363,436
                               =========================



(a) Investor Class shares and Class C shares were first offered on November 16, 2009.

(b) Class A shares were first offered on February 3, 2009.

(c) Class I shares were first offered on December 3, 2008.

MAINSTAY EPOCH GLOBAL CHOICE FUND


 INVESTOR CLASS                    SHARES         AMOUNT
Period ended December 31,
  2009 (a):
Shares sold                         2,056   $     27,501
Shares issued to shareholders
  in reinvestment of
  dividends                             6             88
                               -------------------------
Net increase                        2,062   $     27,589
                               =========================

 CLASS A                           SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                       232,099   $  2,718,761
Shares issued to shareholders
  in reinvestment of
  dividends                         1,055         14,207
Shares redeemed                   (44,035)      (489,842)
                               -------------------------
Net increase                      189,119   $  2,243,126
                               =========================
Year ended December 31, 2008:
Shares sold                        29,153   $    466,825
Shares issued to shareholders
  in reinvestment of
  dividends and distributions         100          1,051
Shares redeemed                    (4,834)       (54,527)
                               -------------------------
Net increase                       24,419   $    413,349
                               =========================

 CLASS C                           SHARES         AMOUNT
Period ended December 31,
  2009 (a):
Shares sold                         2,060   $     27,500
Shares issued to shareholders
  in reinvestment of
  dividends                             5             71
                               -------------------------
Net increase                        2,065   $     27,571
                               =========================

 CLASS I                           SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                     3,257,545   $ 39,836,207
Shares issued to shareholders
  in reinvestment of
  dividends                        24,319        335,548
Shares redeemed                (5,582,489)   (72,779,504)
                               -------------------------
Net decrease                   (2,300,625)  $(32,607,749)
                               =========================
Year ended December 31, 2008:
Shares sold                     4,876,394   $ 74,494,524
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      24,349        257,130
Shares redeemed                (1,772,883)   (21,536,552)
                               -------------------------
Net increase                    3,127,860   $ 53,215,102
                               =========================

(a) Investor Class shares and Class C shares were first offered on November 16, 2009.






72    MainStay Epoch Funds

MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND

 INVESTOR CLASS                    SHARES          AMOUNT
Period ended December 31,
  2009 (a):
Shares sold                         1,858   $      25,000
Shares issued to
  shareholders in
  reinvestment of dividends            11             151
                              ---------------------------
Net increase                        1,869   $      25,151
                              ===========================

 CLASS A                           SHARES          AMOUNT
Year ended December 31,
  2009:
Shares sold                       873,503   $   9,944,403
Shares issued to
  shareholders in
  reinvestment of dividends        50,639         619,790
Shares redeemed                  (653,938)     (8,219,128)
                              ---------------------------
Net increase                      270,204   $   2,345,065
                              ===========================
Year ended December 31,
  2008:
Shares sold                       738,257   $  10,258,331
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                44,413         626,962
Shares redeemed                  (446,665)     (6,491,410)
                              ---------------------------
Net increase                      336,005   $   4,393,883
                              ===========================

 CLASS C                           SHARES          AMOUNT
Period ended December 31,
  2009 (a):
Shares sold                         2,596   $      35,007
Shares issued to
  shareholders in
  reinvestment of dividends            13             182
                              ---------------------------
Net increase                        2,609   $      35,189
                              ===========================

 CLASS I                           SHARES          AMOUNT
Year ended December 31,
  2009:
Shares sold                    15,386,586   $ 174,848,332
Shares issued to
  shareholders in
  reinvestment of dividends       777,370       9,520,225
Shares redeemed               (13,991,520)   (162,699,904)
                              ---------------------------
Net increase                    2,172,436   $  21,668,653
                              ===========================
Year ended December 31,
  2008:
Shares sold                    23,161,546   $ 364,204,472
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions             1,375,083      20,352,203
Shares redeemed               (28,890,946)   (419,566,045)
                              ---------------------------
Net decrease                   (4,354,317)  $ (35,009,370)
                              ===========================



(a) Investor Class shares and Class C shares were first offered on November 16, 2009.

MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND

 INVESTOR CLASS                    SHARES          AMOUNT
Period ended December 31,
  2009 (a):
Shares sold                         2,315   $      36,932
Shares redeemed                      (323)         (5,029)
                              ---------------------------
Net increase                        1,992   $      31,903
                              ===========================

 CLASS A                           SHARES          AMOUNT
Year ended December 31,
  2009:
Shares sold                        96,215   $   1,346,882
Shares redeemed                   (22,168)       (300,828)
                              ---------------------------
Net increase                       74,047   $   1,046,054
                              ===========================
Year ended December 31,
  2008:
Shares sold                        80,931   $   1,567,723
Shares issued to
  shareholders in
  reinvestment of
  distributions                     7,938          86,760
Shares redeemed                  (111,162)     (1,889,464)
                              ---------------------------
Net decrease                      (22,293)  $    (234,981)
                              ===========================

 CLASS C                           SHARES          AMOUNT
Period ended December 31,
  2009 (a):
Shares sold                         1,553   $      25,019
                              ---------------------------
Net increase                        1,553   $      25,019
                              ===========================

 CLASS I                           SHARES          AMOUNT
Year ended December 31,
  2009:
Shares sold                     6,676,243   $  78,240,005
Shares redeemed                (9,749,184)   (114,775,018)
                              ---------------------------
Net decrease                   (3,072,941)  $ (36,535,013)
                              ===========================
Year ended December 31,
  2008:
Shares sold                     7,538,987   $ 146,022,245
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions             1,088,845      12,097,072
Shares redeemed               (14,218,416)   (266,149,543)
                              ---------------------------
Net decrease                   (5,590,584)  $(108,030,226)
                              ===========================



(a) Investor Class shares and Class C shares were first offered on November 16, 2009.

NOTE 9 --REORGANIZATIONS:

On October 30, 2009, the shareholders of the Epoch U.S. Large Cap Equity Fund, at a special meeting, approved the reorganization of the Epoch U.S. Large Cap Equity Fund with and into MainStay Epoch U.S. Equity Fund. Effective after the close of business on November 13, 2009, the Class P shares of Epoch U.S. Large Cap Equity Fund were redesignated as Class A shares of MainStay Epoch U.S. Equity Fund. Effective after the close of business on November 13, 2009, the Institutional Class of Epoch U.S. Large Cap Equity Fund were redesignated as Class I shares of MainStay Epoch U.S. Equity Fund. Effective after the close of business on November 13, 2009, Class C and

                                                   mainstayinvestments.com    73

Investor Class shares of MainStay Epoch U.S. Equity Fund were seeded and commenced offering on November 16, 2009,

On October 30, 2009, the shareholders of the Epoch U.S. All Cap Equity Fund, at a special meeting, approved the reorganization of the Epoch U.S. All Cap Equity Fund with and into MainStay Epoch Global Choice Fund. Effective after the close of business on November 13, 2009, the Class P shares of Epoch U.S. All Cap Equity Fund were redesignated as Class A shares of MainStay Epoch Global Choice Fund. Effective after the close of business on November 13, 2009, the Institutional Class of Epoch U.S. All Cap Equity Fund were redesignated as Class I shares of MainStay Epoch Global Choice Fund. Effective after the close of business on November 13, 2009, Class C and Investor Class shares of MainStay Global Choice Fund were seeded and commenced offering on November 16, 2009.

On October 30, 2009, the shareholders of the Epoch Global Equity Shareholder Yield Fund, at a special meeting, approved the reorganization of the Epoch Global Equity Shareholder Yield Fund with and into MainStay Epoch Global Equity Yield Fund. Effective after the close of business on November 13, 2009, the Class P shares of Epoch Global Equity Shareholder Yield Fund were redesignated as Class A shares of MainStay Epoch Global Equity Yield Fund. Effective after the close of business on November 13, 2009, the Institutional Class of Epoch Global Equity Shareholder Yield Fund were redesignated as Class I shares of MainStay Epoch Global Equity Yield Fund. Effective after the close of business on November 13, 2009, Class C and Investor Class shares of MainStay Epoch Global Equity Yield Fund were seeded and commenced offering on November 16, 2009.

On October 30, 2009, the shareholders of the Epoch International Small Cap Fund, at a special meeting, approved the reorganization of the Epoch International Small Cap Fund with and into MainStay Epoch International Small Cap Fund. Effective after the close of business on November 13, 2009, the Class P shares of Epoch International Small Cap Fund were redesignated as Class A shares of MainStay Epoch International Small Cap Fund. Effective after the close of business on November 13, 2009, the Institutional Class of Epoch International Small Cap Fund were redesignated as Class I shares of MainStay Epoch International Small Cap Fund. Effective after the close of business on November 13, 2009, Class C and Investor Class shares of MainStay Epoch International Small Cap Fund were seeded and commenced offering on November 16, 2009.

NOTE 10--IN--KIND TRANSFER OF SECURITIES

During the year ended December 31, 2009 the MainStay Epoch Global Choice Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

 TRANSACTION DATE       SHARES   REDEEMED VALUE   GAIN/(LOSS)
11/30/09             3,750,835      $50,732,289     ($572,190)


NOTE 11--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and the impact on the financial statements has not been determined.

NOTE 12--SUBSEQUENT EVENT:

In connection with the preparation of the financial statements of the Funds as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 22, 2010, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, except for the following:

Effective January 4, 2010, the Funds changed their fiscal year end to October
31.

LINE OF CREDIT

The Funds, and certain affiliated funds, maintain a line of credit of $125,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds that are parties to the credit agreement pay a commitment fee at an annual rate of 0.10% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charge based upon the Federal Funds Advances rate. The Funds were added to the line of credit on January 8, 2010.



74    MainStay Epoch Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
MainStay Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MainStay Funds Trust, comprising the Mainstay Epoch Global Choice Fund, Mainstay Epoch Global Equity Yield Fund, Mainstay Epoch International Small Cap Fund, and MainStay Epoch U.S. Equity Fund ("the Funds") as of December 31, 2009, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2008, and the financial highlights for each of the years or periods presented through December 31, 2008 were audited by other auditors. Those auditors expressed an unqualified opinion on those statements of changes in net assets and financial highlights in their reports dated February 27, 2009.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising MainStay Funds Trust as of December 31, 2009, the results of their operations and their changes in net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
February 22, 2010


                                                   mainstayinvestments.com    75

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory agreements. At its June 23, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreements between the MainStay Epoch U.S. Equity Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch International Small Cap Fund (collectively, the "Management Agreements" of the "Funds") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreements between New York Life Investments and Epoch Investment Partners, Inc. ("Epoch") on behalf of the Funds (the "Subadvisory Agreements" and together with the Management Agreements, the "Agreements").

In addition, on June 23, 2009, the Board approved New York Life Investments' proposal to reorganize the Epoch U.S. Large Cap Equity Fund, Epoch U.S. All Cap Equity Fund, Epoch Global Equity Shareholder Yield Fund and Epoch International Small Cap Fund, each a separate series of The World Funds, Inc. (collectively, the "Predecessor Funds"), with and into the MainStay Epoch U.S. Equity Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch International Small Cap Fund, respectively, and to change the names of the Funds to their current names. In determining to approve these actions, the Board took several factors into account, including the fact that the actions would be part of a larger initiative designed to reposition, rationalize and streamline the MainStay Group of Funds to reduce duplication among funds, strengthen the overall fund lineup, and offer funds with more significant asset levels.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Funds by New York Life Investments and Epoch;
(ii) the historical investment performance of the Predecessor Funds managed by Epoch (taking into account the differences in the investment program between the Epoch U.S. All Cap Equity Fund and the MainStay Epoch Global Choice Fund); (iii) the anticipated costs of the services to be provided, and the profits expected to be realized, by New York Life Investments, its affiliates, and Epoch; (iv) the extent to which economies of scale may be realized as the Funds grow, and the extent to which economies of scale may benefit the Funds investors; and (v) the reasonableness of the Funds' proposed management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

In addition, in reaching its decisions to approve the Subadvisory Agreements, the Board considered information furnished to the Board that was prepared specifically in connection with a special contract review process that took place at various meetings of the Board and its Committees between April 2009 and June 2009. Information provided to the Board in connection with the special contract review process included information from New York Life Investments concerning the reorganizations of several of the MainStay Funds to which Epoch was proposed to serve as subadviser. The Board also considered information regarding New York Life Investments' larger fund rationalization initiatives, and the information regarding the nature and depth of New York Life Investments' relationships with Epoch. The Board further considered responses from Epoch to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided specifically in connection with the contract review processes. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND EPOCH

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Funds. The Board evaluated New York Life Investments' experience in serving as manager of other mutual funds, a variety of other investment advisory clients, including other pooled investment vehicles, and experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments who would provide management and administrative services to the Funds, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the legal and compliance environment for the MainStay Group of Funds generally. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Funds' officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares


76    MainStay Epoch Funds
without the imposition of a sales charge, as described more fully in the Funds' prospectus.

The Board also examined the nature, extent and quality of the services that Epoch proposed to provide to the Funds. The Board evaluated Epoch's experience in serving as adviser to the Predecessor Funds and Epoch's experience in managing other portfolios. It examined Epoch's track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch's overall legal and compliance environment. The Board also reviewed Epoch's willingness to invest in personnel designed to benefit the Funds. In this regard, the Board considered the experience of Epoch's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Funds likely would benefit from the nature, extent and quality of these services as a result of New York Life Investments and Epoch's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Funds' investment performance, the Board considered investment performance results of the Predecessor Funds in light of the Funds' investment objectives, strategies and risks, as disclosed in the Funds' prospectus. With respect to the Board's consideration of the Subadvisory Agreements, the Board also considered the historical investment performance results of similar portfolios managed by Epoch, as well as the strength of Epoch's resources (including research capabilities) that may result in stronger long-term investment performance for the Funds over time. The Board acknowledged that the MainStay Epoch Global Choice Fund would be making modifications to its investment processes. In connection with its consideration of the Subadvisory Agreements, the Board took into account its discussions with senior management and investment personnel at Epoch.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements that, the Funds were likely to be managed responsibly and capably by New York Life Investments and Epoch, and these changes are likely to strengthen the Funds' long-term investment performance to the benefit of shareholders. The Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND EPOCH

The Board considered the costs of services to be provided by New York Life Investments under the Management Agreements, the estimated costs of the services to be provided by Epoch under the Subadvisory Agreements, and the profits expected to be realized by New York Life Investments, its affiliates, and Epoch due to their relationships with the Funds. In evaluating the costs and profits of New York Life Investments and its affiliates, due to their relationships with the Funds, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Funds, and the fact that New York Life Investments will be responsible for paying the subadvisory fees for the Funds. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Funds and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to provide high-quality ongoing services to the Funds. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Funds would benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments, its affiliates, and Epoch regarding their anticipated profitability due to their overall relationships with the Funds. The Board considered information provided by Epoch reflecting its profitability with respect to the Predecessor Funds, and other information that allowed the Board to estimate the expected costs and profits of New York Life Investments and Epoch in connection with service to the Funds. Because Epoch is not affiliated with New York Life Investments, and Epoch's fees would be paid directly by New York Life Investments, the Board focused primarily on the profitability of the relationship among New York Life Investments, its affiliates and the Funds.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Funds, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Funds was reasonable in all material respects.


                                                   mainstayinvestments.com    77

In considering the costs and profitability of the Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments, its affiliates, and Epoch due to their relationships with the Funds. The Board recognized, for example, the benefits to Epoch from legally permitted "soft-dollar" arrangements by which brokers would provide research and other services to Epoch in exchange for commissions paid by the Funds with respect to trades on the Funds' portfolio securities. With respect to Epoch, the Board requested and received information from Epoch and New York Life Investments concerning other business relationships between Epoch and its affiliates, on the one hand, and New York Life Investments and its affiliates, on the other. The Board requested and received assurances that these other business relationships did not impact New York Life Investments' recommendation for Epoch to serve as subadviser.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Funds, New York Life Investments' affiliates also would earn revenues from serving the Funds in various other capacities, including as the Funds' transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements would not be excessive. The Board noted that, although it assessed the overall profitability of the Funds to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the expected profitability of New York Life Investments' relationship with the Funds on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by New York Life Investments, its affiliates and Epoch due to their relationships with the Funds are fair and reasonable. With respect to Epoch, the Board considered that any profits to be realized by Epoch due to its relationship with the Funds are the result of arm's-length negotiations between New York Life Investments and Epoch, and are based on subadvisory fees to be paid to Epoch by New York Life Investments, not the Funds.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUNDS GROWS

The Board also considered whether the Funds' expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Funds' management fees hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Funds will benefit from breakpoints, expense waivers or reimbursements, as applicable. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments and the Epoch may realize a larger profit margin as the Funds' assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Funds' expense structure appropriately reflects economies of scale for the benefit of Funds investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Funds' expense structure as the Funds grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Funds' expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Funds to New York Life Investments, since the fees to be paid to Epoch are paid by New York Life Investments, not the Funds. The Board also considered the impact of the Funds' expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Funds' total ordinary operating expenses.

After considering all of the factors outlined above, the Board concluded that the Funds' management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.



78    MainStay Epoch Funds

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended December 31, 2009, the Funds designated approximately the following amounts pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates:

MainStay Epoch U.S. Equity Fund       $ 3,022,525
-------------------------------------------------
MainStay Epoch Global Choice Fund     $ 1,205,457
-------------------------------------------------
MainStay Epoch Global Equity Yield
  Fund                                $16,942,256
-------------------------------------------------



The dividends paid by the following funds during the fiscal year ended December 31, 2009 should be multiplied by the following percentage to arrive at the amount eligible for qualified interest income and for the corporate dividend received deduction.

                                          DRD%
                                          ----
MainStay Epoch U.S. Equity Fund            100%
----------------------------------------------
MainStay Epoch Global Choice Fund          100%
----------------------------------------------
MainStay Epoch Global Equity Yield
  Fund                                    80.7%
----------------------------------------------



In February 2010, shareholders will receive IRS From 1099-DIV or substitute Form 1099, as to the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Funds' fiscal year end December 31, 2009.

PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by visiting the Funds' website at mainstayinvestments.com; and
(ii) on the SEC's website at www.sec.gov.

The Funds are required to file with the SEC their proxy voting records for each Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Fund proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    79

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782). The information provided in the table below is as of the date of this Annual Report.

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE FUND                               FUNDS IN FUND   OTHER
NAME AND   COMPLEX AND                                 COMPLEX         DIRECTORSHIPS
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     HELD BY
BIRTH      SERVICE         DURING PAST FIVE YEARS      BOARD MEMBER    BOARD MEMBER
 ------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y.    Indefinite;     Member of the Board of            65        None
KIM        ECLIPSE         Managers, President and
9/24/60    TRUST:          Chief Executive Officer
           Trustee since   (since 2008) of New York
           2008 (2         Life Investment Management
           funds);         LLC and New York Life
           ECLIPSE FUNDS   Investment Management
           INC.:           Holdings LLC; Member of
           Director        the Board of Managers,
           since 2008      MacKay Shields LLC (since
           (21 funds);     2008); Chairman of the
           ICAP FUNDS,     Board, Institutional
           INC.:           Capital LLC, Madison
           Director        Capital LLC, McMorgan &
           since 2008 (4   Company LLC, Chairman and
           funds);         Chief Executive Officer,
           MAINSTAY        NYLIFE Distributors LLC
           TRUST:          and Chairman of the Board
           Trustee since   of Managers, NYLCAP
           2008 (14        Manager, LLC (since 2008);
           funds);         President, Prudential
           MAINSTAY        Retirement, a business
           FUNDS TRUST:    unit of Prudential
           Trustee since   Financial, Inc. (2002 to
           April 2009 (4   2007)
           funds); and
           MAINSTAY VP
           SERIES FUND,
           INC.:
           Director
           since 2008
           (20
           portfolios).
-------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."



80    MainStay Epoch Funds

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE FUND                               FUNDS IN FUND   OTHER
NAME AND   COMPLEX AND                                 COMPLEX         DIRECTORSHIPS
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     HELD BY
BIRTH      SERVICE         DURING PAST FIVE YEARS      BOARD MEMBER    BOARD MEMBER
 ------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B.   Indefinite;     President, Strategic              65        Trustee, Legg Mason
KERLEY     ECLIPSE         Management Advisors LLC                     Partners Funds, Inc.,
8/12/51    TRUST:          (since 1990)                                since 1991 (59 portfolios)
           Chairman
           since 2005,
           and Trustee
           since 2000 (2
           funds);
           ECLIPSE FUNDS
           INC.:
           Chairman
           since 2005
           and Director
           since 1990
           (21 funds);
           ICAP FUNDS,
           INC.:
           Chairman and
           Director
           since 2006 (4
           funds);
           MAINSTAY
           TRUST:
           Chairman and
           Board Member
           since 2007;
           MAINSTAY
           FUNDS TRUST:
           Chairman and
           Trustee since
           April 2009 (4
           funds); and
           MAINSTAY VP
           SERIES FUND,
           INC.:
           Chairman and
           Director
           since 2007
           (20
           portfolios).
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         65        Trustee, State Farm
LATSHAW    ECLIPSE         Young LLP (2002 to 2003);                   Associates Funds Trusts
3/27/51    TRUST:          Partner, Arthur Andersen                    since 2005 (4 portfolios);
           Trustee and     LLP (1989 to 2002);                         Trustee, State Farm Mutual
           Audit           Consultant to the MainStay                  Fund Trust since 2005 (15
           Committee       Funds Audit and Compliance                  portfolios); Trustee,
           Financial       Committee (2004 to 2006)                    State Farm Variable
           Expert since                                                Product Trust since 2005
           2007 (2                                                     (9 portfolios)
           funds);
           ECLIPSE FUNDS
           INC.:
           Director and
           Audit
           Committee
           Financial
           Expert since
           2007 (21
           funds);
           ICAP FUNDS,
           INC.:
           Director and
           Audit
           Committee
           Financial
           Expert since
           2007 (4
           funds);
           MAINSTAY
           TRUST:
           Trustee and
           Audit
           Committee
           Financial
           Expert since
           2006 (14
           funds);
           MAINSTAY
           FUNDS TRUST:
           Trustee and
           Audit
           Committee
           Financial
           Expert since
           April 2009 (4
           funds); and
           MAINSTAY VP
           SERIES FUND,
           INC.:
           Director and
           Audit
           Committee
           Financial
           Expert since
           2007 (20
           portfolios).
-------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    81

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE FUND                               FUNDS IN FUND   OTHER
NAME AND   COMPLEX AND                                 COMPLEX         DIRECTORSHIPS
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     HELD BY
BIRTH      SERVICE         DURING PAST FIVE YEARS      BOARD MEMBER    BOARD MEMBER
 ------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER      Indefinite;     Independent Consultant;           65        None
MEENAN     ECLIPSE         President and Chief
12/5/41    TRUST:          Executive Officer,
           Trustee since   Babson--United, Inc.
           2002 (2         (financial services firm)
           funds);         (2000 to 2004);
           ECLIPSE FUNDS   Independent Consultant
           INC.:           (1999 to 2000); Head of
           Director        Global Funds, Citicorp
           since 2002      (1995 to 1999)
           (21 funds);
           ICAP FUNDS,
           INC.:
           Director
           since 2006 (4
           funds);
           MAINSTAY
           TRUST:
           Trustee since
           2007 (14
           funds);
           MAINSTAY
           FUNDS TRUST:
           Trustee since
           April 2009 (4
           funds); and
           MAINSTAY VP
           SERIES FUND,
           INC.:
           Director
           since 2007
           (20
           portfolios).
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            65        None
H. NOLAN,  ECLIPSE         Capital Management;
JR.        TRUST:          President--Shields/Alli-
11/16/46   Trustee since   ance, Alliance Capital
           2007 (2         Management (1994 to 2004)
           funds);
           ECLIPSE FUNDS
           INC.:
           Director
           since 2007
           (21 funds);
           ICAP FUNDS,
           INC.:
           Director
           since 2007 (4
           funds);
           MAINSTAY
           TRUST:
           Trustee since
           2007 (14
           funds);
           MAINSTAY
           FUNDS TRUST:
           Trustee since
           April 2009 (4
           funds); and
           MAINSTAY VP
           SERIES FUND,
           INC.:
           Director
           since 2006
           (20
           portfolios).
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman  and Chief               65        None
S.         ECLIPSE         Executive Officer Somerset
TRUTANIC   TRUST:          & Company (financial
2/13/52    Trustee since   advisory firm) (since
           2007 (2         2004); Managing Director
           funds);         The Carlyle Group (private
           ECLIPSE FUNDS   investment firm) (2002 to
           INC.:           2004); Senior Managing
           Director        Director, Partner and
           since 2007      Board Member, Groupe
           (21 funds);     Arnault S.A. (private
           ICAP FUNDS,     investment firm) (1999 to
           INC.:           2002)
           Director
           since 2007 (4
           funds);
           MAINSTAY
           TRUST:
           Trustee since
           1994 (14
           funds);
           MAINSTAY
           FUNDS TRUST:
           Trustee since
           April 2009 (4
           funds); and
           MAINSTAY VP
           SERIES FUND,
           INC.:
           Director
           since 2007
           (20
           portfolios).
-------------------------------------------------------------------------------------------------






82    MainStay Epoch Funds

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE FUND                               FUNDS IN FUND   OTHER
NAME AND   COMPLEX AND                                 COMPLEX         DIRECTORSHIPS
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     HELD BY
BIRTH      SERVICE         DURING PAST FIVE YEARS      BOARD MEMBER    BOARD MEMBER
 ------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L.   Indefinite;     V. Duane Rath Professor           65        None
WEIL       ECLIPSE         Emeritus of Accounting,
5/22/40    TRUST:          Chicago Booth School of
           Trustee and     Business, University of
           Audit           Chicago; President, Roman
           Committee       L. Weil Associates, Inc.
           Financial       (consulting firm)
           Expert since
           2007 (2
           funds);
           ECLIPSE FUNDS
           INC.:
           Director and
           Audit
           Committee
           Financial
           Expert since
           2007 (21
           funds);
           ICAP FUNDS,
           INC.:
           Director and
           Audit
           Committee
           Financial
           Expert since
           2007 (4
           funds);
           MAINSTAY
           TRUST:
           Trustee and
           Audit
           Committee
           Financial
           Expert since
           2007 (14
           funds);
           MAINSTAY
           FUNDS TRUST:
           Trustee since
           April 2009 (4
           funds); and
           MAINSTAY VP
           SERIES FUND,
           INC.:
           Director
           since 1994
           and Audit
           Committee
           Financial
           Expert since
           2003 (20
           portfolios).
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        65        Trustee, Direxion Funds
WEISSER    ECLIPSE         of Salomon Brothers, Inc.                   (34 portfolios) and
10/22/41   TRUST:          (1971 to 1995)                              Direxion Insurance Trust
           Trustee since                                               (3 portfolios) since 2007;
           2007 (2                                                     Trustee, Direxion Shares
           funds);                                                     ETF Trust, since 2008 (22
           ECLIPSE FUNDS                                               portfolios)
           INC.:
           Director
           since 2007
           (21 funds);
           ICAP FUNDS,
           INC.:
           Director
           since 2007 (4
           funds);
           MAINSTAY
           TRUST:
           Trustee since
           2007 (14
           funds);
           MAINSTAY
           FUNDS TRUST:
           Trustee since
           April 2009 (4
           funds); and
           MAINSTAY VP
           SERIES FUND,
           INC.:
           Director
           since 1997
           (20
           portfolios).
-------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    83

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t -- Adminis-   2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.



84    MainStay Epoch Funds

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY HIGH YIELD OPPORTUNITIES FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Lose Value



-------------------------------------------------------
No Bank Guarantee  Not Insured by Any Government Agency
-------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                     MainStay Funds Trust

(C) 2010 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-22321

NYLIM-AO17505         (RECYCLE LOGO)            MS008-10           MSEP11-03/10

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are "independent" within the meaning of that term under the Investment Company Act of 1940.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended December 31, 2009 for professional services rendered by KPMG LLP ("KPMG") for the audit of the Registrant's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $118,000.

The funds did not commence operations until November 16, 2009. Therefore, information for the fiscal year ended December 31, 2008 is not presented.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2009. These audit-related services include review of financial highlights for Registrant's registration statements and issuance of consents to use the auditor's reports.

The funds did not commence operations until November 16, 2009. Therefore, information for the fiscal year ended December 31, 2008 is not presented.

(c) Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $16,680 during the fiscal year ended December 31, 2009. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

The funds did not commence operations until November 16, 2009. Therefore, information for the fiscal year ended December 31, 2008 is not presented.

(d) All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 during the fiscal year ended December 31, 2009.

The funds did not commence operations until November 16, 2009. Therefore, information for the fiscal year ended December 31, 2008 is not presented.

(e) Pre-Approval Policies and Procedures

      (1) The Registrant's Audit Committee has adopted pre-approval policies and procedures (the "Procedures") to govern the Committee's pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the "Service Affiliates") if the services directly relate to the Registrant's operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

      (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on KPMG's engagement to audit the Registrant's financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG's full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal year ended December 31, 2009 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $0 for the fiscal year ended December 31, 2009.

The funds did not commence operations until November 16, 2009. Therefore, information for the fiscal year ended December 31, 2008 is not presented.

(h) The Registrant's Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended December 31, 2009 to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the Registrant's investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Since the Registrant's last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
1940) (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:   /s/ Stephen P. Fisher
      ---------------------
      Stephen P. Fisher
      President and Principal Executive Officer

Date: March 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Stephen P. Fisher
      ---------------------
      Stephen P. Fisher
      President and Principal Executive Officer

Date: March 5, 2010

By:   /s/ Jack R. Benintende
      ----------------------
      Jack R. Benintende
      Treasurer and Principal Financial and Accounting Officer

Date: March 5, 2010

                                  EXHIBIT INDEX

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.